SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Huntington Bancshares Incorporated
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Huntington Bancshares Incorporated

Huntington Center

41 South High Street

Columbus, Ohio 43287

March 8, 2018

Dear Fellow Shareholders:

We are pleased to invite you to the 2018 Annual Meeting of Shareholders to be held on Thursday, April 19, 2018, at 2:00 pm (local time) at our Easton Business Service Center in Columbus, Ohio. We will consider the matters described in the following Notice of Annual Meeting and Proxy Statement and review highlights of the past year. We hope you will attend the meeting.

2017 was a year of record performance and accomplishments for Huntington. We earned record net income of $1.2 billion, an increase of 67% over the prior year, and a record level for the third consecutive year. During the fourth quarter we achieved all five of our long-term financial goals for the first time. Our strong performance reflected the impact of the acquisition of FirstMerit Corporation and successful completion of the integration of branches, systems, products and services.

Your vote is important to us. Whether or not you plan to attend the annual meeting, we encourage you to read the Proxy Statement carefully. Please vote via internet, telephone or mail to ensure that your shares are represented.

Thank you for your support of Huntington.

Best wishes,

Stephen D. Steinour

Chairman, President and CEO

Huntington Bancshares Incorporated

Huntington Center

41 South High Street

Columbus, Ohio 43287

NOTICE OF 2018 ANNUAL MEETING

OF SHAREHOLDERS

To the Shareholders of Huntington Bancshares Incorporated:

Our annual meeting of shareholders will be held on Thursday, April 19, 2018 at 2:00 p.m., local time at Huntington’s Easton Business Service Center, 7 Easton Oval, Columbus Ohio 43219. The purposes of the annual meeting are to:

•	elect directors;

•	approve the 2018 Long-Term Incentive Plan;

•	approve the Supplemental Stock Purchase and Tax Savings Plan;

•	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018;

•	approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement; and

•	conduct any other business that properly comes before the meeting.

Huntington shareholders as of the close of business on February 14, 2018 will be entitled to vote at our annual meeting and at any adjournments or postponements of the meeting.

Your vote is important. Please submit your proxy as soon as possible via the internet, mail or telephone.

How to Vote Your Shares
Online Registered holders – www.envisionreports.com/HBAN Beneficial owners – www.proxyvote.com	By Phone Call the phone number at the top of your proxy card
By Mail Complete, sign, date and return your proxy card in the envelope provided	In Person Attend our annual meeting and vote by ballot

For your convenience, we will offer an audio webcast of the meeting. To listen to the webcast, go to the Investor Relations section of huntington.com shortly before the meeting time and follow the instructions provided. Please note that you will not be able to vote your shares via the webcast.

Sincerely,

Jana J. Litsey

General Counsel & Secretary

March 8, 2018

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 19, 2018

The proxy statement and annual report to security holders are available at

www.edocumentview.com/HBAN

Proxy Statement Summary

This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

2018 Annual Meeting of Shareholders

Time and Date	Location	Record Date
April 19, 2018 2:00 p.m.	Huntington’s Easton Business Service Center 7 Easton Oval, Columbus, Ohio 43219	February 14, 2018

Proposals & Voting

Proposals	Votes Required	Board Recommendation	Page Number

1 — Election of 12 Directors	Majority of Votes Cast for each nominee	FOR each nominee	68

2 — Approval of 2018 Long-Term Incentive Plan	Majority of Votes Cast	FOR	83

3 — Approval of Supplemental Stock Purchase and Tax Savings Plan	Majority of Votes Cast	FOR	95

4 — Ratification of Appointment of PricewaterhouseCoopers LLP as independent auditors for 2018	Majority of Votes Cast	FOR	97

5 — Advisory vote to approve the compensation of executives as disclosed in the proxy statement (“Say on Pay”)	Majority of Votes Cast	FOR	99

Information for Shareholders Who Plan to Attend the 2018 Annual Meeting of Shareholders

Our Business Service Center, 7 Easton Oval, is located on the east side of Columbus near I-270 and Easton Way. There will be ample parking available as well as assistance (shuttle service and wheel chairs) in transportation from the parking lot to the building entrance.

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Proxy Statement Summary

Huntington Overview

At Huntington, we are committed to doing the right thing for our shareholders, customers, colleagues and communities. Our purpose is to make people’s lives better, help businesses thrive, and strengthen the communities we serve. We deliver on this purpose by looking out for people — our customers, colleagues, shareholders and communities.

Our Business Strategy

Huntington has a well-defined business strategy that builds upon our sustainable, competitive advantages:

• Drive continued growth in market share and share of wallet;

• Deliver exceptional customer experiences by leveraging the Welcome brand and delivering on our promise to do the right thing; and

• Maintain our aggregate moderate-to-low risk appetite through disciplined risk management and strong governance.

2017 Performance Highlights

2017 was a year of record performance and significant achievements:

• We reported record net income for the third consecutive year.

• We successfully completed the integration of FirstMerit Corporation into Huntington, fully implemented the anticipated cost savings and executed on the revenue opportunities.

• We delivered positive operating leverage for the fifth consecutive year.

• We achieved all five long-term financial goals for the first time on an adjusted, non-GAAP basis for the 2017 full year.

• We achieved all five long-term financial goals on a GAAP basis for the first time during the 2017 fourth quarter.

Corporate Responsibility and Governance

Corporate Responsibility Highlights

In 2017, Huntington reaffirmed its long-held practice of doing the right thing for our shareholders, customers, colleagues and communities.

• We formalized an enterprise Environmental, Social and Governance (ESG) strategy integrated with our core performance objectives that is led by executive management;

• We formed a corporate ESG committee with accountability to the Nominating and Corporate Governance Committee of the board of directors; and

• We issued Huntington’s first ESG Annual Report signaling our commitment to provide transparency and accountability for environmental, social and governance considerations.

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Proxy Statement Summary

Governance Highlights

Our board of directors has established strong governance to enhance its effectiveness.

• Our board of directors represents a well-rounded variety of skills, knowledge, experience and perspectives.

• Directors are elected annually with a majority voting standard.

• We have an independent and engaged Lead Director.

• A substantial majority of our directors are independent, and key committees are comprised of independent directors.

• An experienced third-party firm facilitated the board’s self-evaluation in 2017.

Executive Compensation Highlights

Our compensation philosophy and programs for executives are balanced and risk appropriate, demonstrate long-term alignment with long-term sustained performance and shareholder interests, and provide a competitive and effective program to attract, motivate and retain the best talent.

• We require that executives own a significant amount of company stock and hold a significant portion of the net shares earned until retirement.

• Any above target payments from our annual incentive program are paid in restricted stock units that vest over three years.

• 50% of our annual long-term incentive awards for named executives only vest to the extent performance criteria have been achieved or exceeded.

• We use a broad, diverse group of incentive metrics in both our annual and long-term incentive programs.

• We have a Recoupment / Clawback Policy applicable to all incentive compensation for all employees.

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Proxy Statement — Table of Contents

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PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation by the board of directors of Huntington Bancshares Incorporated, a Maryland corporation (“we”, “us”, “our”, the “company” or “Huntington”), of proxies to be voted at our 2018 annual meeting of shareholders to be held on April 19, 2018, and at any adjournment. We are sending or making this proxy statement available to our shareholders on or about March 8, 2018.

General Information About the Meeting

Voting Procedures

Holders of common stock at the close of business on February 14, 2018, are entitled to vote at the annual meeting. As of that date, there were 1,073,441,701 shares of common stock outstanding and entitled to vote. Holders of our Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are not entitled to vote.

Each holder of common stock is entitled to cast one vote on each matter submitted at the annual meeting for each share of stock held of record at the close of business on February 14, 2018. The shares represented by a properly submitted proxy will be voted as directed provided we receive the proxy prior to or at the meeting. A properly executed proxy without specific voting instructions will be voted FOR Proposal 1 — Election of Directors, FOR Proposal 2 — Approval of the 2018 Long-Term Incentive Plan, FOR Proposal 3 — Approval of the Supplemental Stock Purchase and Tax Savings Plan, FOR Proposal 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm and FOR Proposal 5 —Advisory Approval of Executive Compensation. A properly submitted proxy will also confer discretionary authority to vote on any other matter which may properly come before the meeting or any adjournment or postponement of the meeting.

You may vote by executing and returning your proxy card in the envelope provided, or by voting electronically over the Internet or by telephone. Please refer to the proxy card for information on voting electronically. If you attend the meeting, you may vote in person and the proxy will not be used.

We are not currently aware of any matters that may properly be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

Revoking Your Proxy

If your common stock is held in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our secretary in writing before the proxies vote your common stock at the meeting, deliver later dated proxy instructions, or attend the meeting and vote your shares in person.

Expenses of Solicitation

We will pay the expenses of this proxy solicitation, including the reasonable charges and expenses of brokerage firms and others for forwarding solicitation material to their customers who are beneficial owners. In addition to soliciting proxies by mail and via the Internet, our employees may also solicit proxies by telephone and in person. We have retained Morrow Sodali LLC, 470 West Ave., Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses.

Vote Required

A quorum is required to conduct business at the annual meeting. Shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum. Proposal 1: a nominee for

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General Information About the Meeting

election to the board of directors at a meeting of shareholders at which a quorum is present will be elected only if the number of votes cast “for” such nominee’s election exceeds the total number of votes cast “against” or affirmatively “withheld” as to such nominee’s election; provided, however, that if, on either the date of the company’s proxy statement for the meeting or on the date of the meeting, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of all the votes cast at the meeting. Each of Proposals 2 — 5 require the affirmative vote of a majority of all votes cast on the matter by the holders of common stock at a meeting at which a quorum is present.

Broker Voting

Under the laws of Maryland, our state of incorporation, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Broker non-votes occur when brokers who hold their customers’ shares in street name submit proxies for such shares on some matters, but not others. Generally, this would occur when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are no longer permitted to vote on the election of directors or on matters related to executive compensation without instructions from their customers. Broker non-votes and abstentions will have no effect on the election of any director or the approval of the other matters described above since they are not counted as votes cast at the meeting, but votes affirmatively “withheld” from the election of any nominee will have the effect of a vote against that nominee’s election as a director.

The board of directors recommends that you vote FOR all of the director nominees and FOR Proposals 2 – 5.

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Our board of directors believes that strong corporate governance is critical to Huntington’s long-term success. The board regularly evaluates the size and composition of the board to ensure there is a well-rounded variety of skills, knowledge, background and experience represented, in alignment with our corporate strategy.

Corporate Governance

Corporate Governance Guidelines, Policies and Procedures

Our board of directors believes that strong corporate governance is critical to Huntington’s long-term success. The board has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics to support effective governance. Huntington’s Corporate Governance Guidelines detail board responsibilities, structures and practices intended to enhance the board’s effectiveness. The Code of Business Conduct and Ethics applies to all of our employees and, where applicable, to our directors and to employees and directors of our affiliates. Our employees serving as chief executive officer, chief financial officer, corporate controller and principal accounting officer are also bound by a Financial Code of Ethics for Chief Executive Officer and Senior Financial Officers. The Corporate Governance Guidelines, the Code of Business Conduct and Ethics and the Financial Code of Ethics for Chief Executive Officer and Senior Financial Officers are posted on the Investor Relations pages of Huntington’s website at www.huntington.com.

Board Meetings and Committee Information

The board of directors held a total of 16 regular and special meetings in 2017. We believe that regular attendance at meetings is of utmost importance, and we encourage our directors to attend the annual shareholders meetings and at least 75% of all regularly scheduled board and committee meetings. During 2017 each director attended greater than 85% of the meetings of the full board of directors and the committees on which he or she served. The board’s average attendance for 2017 was 97.33%. All directors then serving attended the 2017 annual meeting of shareholders.

Our board of directors has nine standing committees of the board: Audit, Community Development, Compensation, Executive, Huntington Investment Company Oversight, Nominating and Corporate Governance, Risk Oversight, Significant Event and Technology. The Significant Event Committee was established in January 2018 and has the authority to act on behalf of the board of directors during a significant cybersecurity event. From time to time the board of directors may establish an ad hoc committee, such as the Integration Oversight Committee that was established by the board of directors in February 2016 to assist the board in the oversight of the integration of people, systems and processes of FirstMerit Corporation with Huntington. Following successful completion of the integration, the role of the Integration Oversight Committee was concluded and the committee terminated activities in July 2017.

All board members have access to all committee reports and materials. In addition, all board members are welcome to attend any meetings of the standing committees. Each standing committee has a separate written charter. Current copies of the committee charters are posted on the Investor Relations pages of our website at www.huntington.com. Information about the board’s standing committees, including the committee members and a brief review of each committee’s responsibilities, is set forth below.

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Corporate Governance

Audit Committee
Members: Richard W. Neu (Chair) Ann B. Crane Gina D. France Eddie R. Munson Meetings Held in 2017: 11 (includes 6 held jointly with the Risk Oversight Committee)

The Audit Committee oversees the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures and internal control over financial reporting. The Audit Committee also oversees the internal audit division; the independent registered public accounting firm’s qualifications, performance and independence; compliance with our Financial Code of Ethics for the chief executive officer and senior financial officers; and compliance with corporate securities trading policies.

While the Audit Committee has the duties and responsibilities set forth above and as set forth in its charter, our management is responsible for the internal controls and the financial reporting process, and the independent registered public accounting firm is responsible for performing an independent audit of our financial statements and our internal controls over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon.

The Audit Committee periodically meets in joint session with the Risk Oversight Committee to cover matters relevant to both, such as the capital plan and the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

All of the committee members are financially literate, and the board of directors has determined that each of Richard W. Neu, chairman of the Audit Committee, Gina D. France and Eddie R. Munson qualifies as an “audit committee financial expert” as the term is defined in the rules of the Securities and Exchange Commission (SEC). This designation does not impose any duties, obligations or liabilities on them that are greater than the duties, obligations and liabilities imposed on the other members of the Audit Committee. Each member of the Audit Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

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Corporate Governance

Report of the Audit Committee

The primary responsibility of the Audit Committee is to oversee the integrity of Huntington’s consolidated financial statements. In carrying out its duties, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2017 with Huntington management and with Huntington’s independent registered public accounting firm, PricewaterhouseCoopers LLP. This discussion included the selection, application and disclosure of critical accounting policies, as well as the firm’s views on fraud risks and how it demonstrates its independence and skepticism. The Audit Committee has also reviewed with PricewaterhouseCoopers LLP its judgment as to the quality, not just the acceptability, of Huntington’s accounting principles and such other matters required to be discussed under auditing standards generally accepted in the United States, including the Public Company Accounting Oversight Board’s Auditing Standard No. 130, Communication with Audit Committees.

The Audit Committee has reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board in Rule 3526 regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Huntington. Based on this review and discussion, and a review of the services provided by PricewaterhouseCoopers LLP during 2017, the Audit Committee believes that the services provided by PricewaterhouseCoopers LLP in 2017 are compatible with, and do not impair, PricewaterhouseCoopers LLP’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2017 which was filed with the SEC on February 16, 2018.

Submitted by the Audit Committee

Richard W. Neu, Chair

Ann B. Crane

Gina D. France

Eddie R. Munson

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Corporate Governance

Compensation Committee
Members: Robert S. Cubbin (Chair) Peter J. Kight Kathleen H. Ransier Meetings Held in 2017: 6

The Compensation Committee fulfills the duties and responsibilities of the board as it relates to executive and director compensation matters. In carrying out its duties, the committee reviews and approves Huntington’s goals and objectives with respect to the compensation of the chief executive officer and other executive management. The Compensation Committee also evaluates the performance of the chief executive officer and other executive management in light of such goals and objectives, and sets their compensation levels based on such evaluation. The Compensation Committee advises the board of directors with respect to compensation for service by non-employee directors on the board of directors and its committees. The Compensation Committee also makes recommendations to the board of directors with respect to Huntington’s incentive compensation plans and equity-based plans, oversees the activities of the individuals and committees responsible for administering these plans, and discharges any responsibility imposed on the Compensation Committee by any of these plans. In addition, the Compensation Committee assists the board of directors in fulfillment of the duties and responsibilities delegated to the board under our retirement plans.

Procedures for Determining Executive and Director Compensation; Compensation Consultant

The Compensation Committee has the resources and authority appropriate to discharge its duties and responsibilities. This includes authority to select, retain, terminate and approve fees and other retention terms of advisors, including legal counsel and other advisors. The Compensation Committee engaged Pearl Meyer & Partners, LLC, an independent consulting firm, to provide advisory services related to executive and director compensation. The individual consultant managing the relationship with Huntington (the compensation consultant) reports directly to the Compensation Committee, and is evaluated by the Compensation Committee on an annual basis.

The compensation consultant is available as needed for expert guidance and support, provides updates on emerging trends and best practices, and frequently attends meetings of the Compensation Committee. Services provided by the compensation consultant during 2017 included review of our selected peer group, benchmarking compensation and performance, and establishing total compensation guidelines, including targets for short and long-term incentive plans, and modeling payouts under various performance scenarios. During 2017 the compensation consultant did not provide any services other than advice and recommendations related to executive and director compensation.

The Compensation Committee has received representations from the compensation consultant with respect to independence, including with respect to: the fees received by the consulting firm from Huntington as a percentage of total revenue of the consulting firm; the policies or procedures maintained by the consulting firm designed to prevent a conflict of interest; any business or personal relationship between the compensation consultant and any Compensation Committee member; any business or personal relationship between the compensation consultant and executive officers of Huntington; and any Huntington stock owned by the compensation consultant. Based on review of these representations and the services provided by the compensation consultant, the Compensation Committee has determined that the compensation consultant is independent and that the consultant’s work has not created any conflicts of interest.

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Corporate Governance

Although the Compensation Committee makes independent determinations on all matters related to compensation of executive officers, certain members of management are requested to attend committee meetings and provide input to the Compensation Committee. Input may be sought from the chief executive officer, Human Resources, Finance and Risk Management colleagues and others as needed to ensure the Compensation Committee has the information and perspective it needs to carry out its duties. In particular, the Compensation Committee will seek input from the chief executive officer on matters relating to strategic objectives, company performance goals and input on his assessment of the other executive officers. The Committee also receives regular updates from the chief risk officer and chief financial officer throughout the year as appropriate. Representatives of Human Resources work with the Chair of the Compensation Committee to ensure he has the background, information and data needed to facilitate meetings.

The Compensation Committee meets with representatives of the Audit Committee as appropriate in making determinations. The Audit Committee chair is consulted when the Compensation Committee certifies company performance against the established incentive plan performance goals.

The Compensation Committee takes risk into account when determining compensation and has developed an executive compensation philosophy that balances risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. The Compensation Committee’s role in the oversight of incentive compensation risk is discussed under “The Board’s Role in Risk Oversight,” below.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee, or in accordance with the terms of a particular compensation plan, to a management committee. The Compensation Committee delegates some responsibilities to management to assist in development of design considerations, with permission to work with the Committee’s compensation consultant to develop proposals for the Committee’s consideration. The Compensation Committee may not, however, delegate the determination of compensation for executive officers to management. From time to time, the Compensation Committee may obtain the approval of the board of directors with respect to certain executive and director compensation matters.

Compensation Committee Interlocks and Insider Participation. We have no compensation committee interlocks. In addition, no member of the Compensation Committee has served as one of our officers or employees.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in Huntington’s proxy statement for its 2018 annual meeting of shareholders.

Submitted by the Compensation Committee

Robert S. Cubbin, Chair

Peter J. Kight

Kathleen H. Ransier

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Corporate Governance

Nominating and Corporate Governance Committee
Members: David L. Porteous (Chair) Ann B. Crane Chris Inglis Meetings Held in 2017: 6

The Nominating and Corporate Governance Committee’s primary responsibilities are to annually: review the composition of the board of directors to assure that the appropriate knowledge, skills and experience are represented, in the Committee’s judgment, and to assure that the composition of the board of directors complies with applicable laws and regulations; review the qualifications of persons recommended for board of directors membership, including persons recommended by shareholders; discuss with the board of directors standards to be applied in making determinations as to the independence of directors; and review the effectiveness of the board of directors, including but not limited to, considering the size and desired skills of the board of directors and the performance of individual directors as well as collective performance of the board of directors.

The Nominating and Corporate Governance Committee oversees the company’s commitment to environmental, social and governance (ESG) issues, including the development of a formalized ESG business strategy that launched in 2017. The company’s ESG strategy will provide annual reporting on ESG-related key performance indicators and capitalizes on the company’s long-held commitment to corporate social responsibility and community impact.

The Committee reviews and approves related party transactions. Additionally the Committee oversees the company’s efforts to effectively communicate with shareholders, including shareholder outreach, matters relating to the company’s proxy filing, and other governance issues and efforts throughout the year. Other responsibilities of the Nominating and Corporate Governance Committee include reviewing and making appropriate changes to the Corporate Governance Guidelines and the Code of Business Conduct and Ethics for Huntington’s directors, officers and employees.

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Corporate Governance

Community Development Committee
Members: Kathleen H. Ransier (Chair) Ann B. Crane J. Michael Hochschwender Eddie R. Munson Meetings Held in 2017: 4

The purpose of the Community Development Committee is to promote Huntington’s mission of local involvement and leadership in the communities where Huntington is located and where its employees work. The Committee will consider matters relating to community development and involvement, philanthropy, government affairs, fair and responsible lending and inclusion.

The Committee’s duties and responsibilities are to:

• provide primary oversight of the company’s commitments to the Community Reinvestment Act (“CRA”), including review of CRA program, internal and external examination reports and related internal reports provided by management;

• provide primary oversight of the company’s performance against the Community Plan, provide board member representation on the National Community Advisory Council, and review of other relationships with external constituencies concerning community activities, including investors, regulators, elected officials, non-profits and community leaders;

• provide primary oversight of the company’s commitment to diversity and inclusion, including review of the company’s employee-related programs such as the affinity networks and other broad-based employee development programs that could affect the company’s reputation for social responsibility, as well as review of programs to drive economic inclusion in our supply chains;

• review the company’s compliance with fair lending and Unfair, Deceptive, or Abusive Acts and Practices (UDAAP) standards, including monitoring procedures and programs; and

• review shareholder proposals involving issues within the purview of the Committee’s duties and responsibilities.

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Corporate Governance

Executive Committee
Members: David L. Porteous (Chair) Ann B. Crane Steven G. Elliott Michael J. Endres Jonathan A. Levy Richard W. Neu Stephen D. Steniour Meetings Held in 2017: 2

The Executive Committee’s purpose is to provide an efficient means of considering matters that arise between regularly scheduled meetings of the full board of directors. Matters that might be considered by the Executive Committee are such that either require prompt attention or are deemed appropriate by the Executive Committee to consider on behalf of the full board of directors. Meetings of this Committee may be called by the chief executive officer (who is a member of the Committee) or the Committee chairperson. The Executive Committee shall have and may exercise all of the powers and authority of the board of directors as may be permitted by law, and the charter and bylaws of the company. All actions of and powers conferred by the Executive Committee are deemed to be done and conferred under the authority of the board of directors.

Risk Oversight Committee
Members: Steven G. Elliott (Chair) Lizabeth Ardisana Jonathan A. Levy David L. Porteous Meetings Held in 2017: 18 (includes 6 held jointly with the Audit Committee)

The Risk Oversight Committee assists the board of directors in overseeing management of material risks, and the approval and monitoring of the company’s capital position and plan supporting our overall aggregate moderate-to-low risk profile; the risk governance structure; compliance with applicable laws and regulations; and determining adherence to the board’s stated risk appetite. The Committee has oversight responsibility with respect to the full range of inherent risks: market, credit, liquidity, legal, compliance/regulatory, operational, strategic and reputational. This Committee also oversees our capital management and planning process, and ensures that the amount and quality of capital are adequate in relation to expected and unexpected risks and that our capital levels exceed “well-capitalized” requirements.

The Risk Oversight Committee periodically meets in joint session with the Audit Committee to cover matters relevant to both, such as the capital plan and the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

Additional detail about the role and responsibilities of this Committee is set forth under “The Board’s Role in Risk Oversight” below.

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Corporate Governance

Technology Committee
Members: Peter J. Kight (Chair) Lizabeth Ardisana Michael J. Endres Chris Inglis Meetings Held in 2017: 4

The purpose of the Technology Committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to all technology, cyber security and third party risk management strategies and plans. The Committee is charged with evaluating Huntington’s capability to properly perform all technology functions necessary for its business plan, including projected growth, technology capacity, planning, operational execution, product development, new technologies and management capacity. The Committee provides oversight of the technology segment investments and plans to drive efficiency as well as to meet defined standards for risk, security and redundancy. The Committee oversees the allocation of technology costs and ensures that they are understood by the board of directors. The Technology Committee monitors and evaluates innovation and technology trends that may affect the company’s strategic plans, including monitoring of overall industry trends. The Technology Committee reviews and provides oversight of the company’s continuity and disaster recovery planning and preparedness.

Significant Event Committee
Members: Stephen D. Steinour (Chair) Steven G. Elliott Chris Inglis Peter J. Kight Richard W. Neu David L. Porteous This Committee was established in January 2018

The Significant Event Committee was established to act on behalf of the board of directors in the event of a significant cybersecurity incident or threat. The members of the Significant Event Committee are the Lead Director, the chairs of the Audit, Risk Oversight and Technology committees, and the lead cyber director. While primary oversight for the company’s information security risk management and incident response program resides with the Technology Committee, the Significant Event Committee will engage in at least one cybersecurity crisis tabletop exercise annually to assess the ability of management and the board of directors to respond effectively and timely during an actual significant cybersecurity incident or threat. The Significant Event Committee would provide oversight of management’s action plan and response in the event of an actual significant cybersecurity incident or threat.

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Huntington Investment Company Oversight Committee
Members: Michael J. Endres (Chair) Robert S. Cubbin Gina D. France Meetings Held in 2017: 4

The board of directors established the Huntington Investment Company (HIC) Oversight Committee in 2016 to assist the board of directors in fulfilling its oversight responsibilities with respect to retail and institutional broker-dealer and investment advisory strategies and plans developed by the HIC Board and management. Additionally, the Committee will provide oversight related to the overall risk management process for HIC.

The Committee’s duties and responsibilities are to:

• provide oversight regarding HIC’s business strategy, including projected revenue growth, business planning, market strategies, product and service offerings, technology and computer systems and operational execution;

• ensure that an effective process is in place to manage risks through policies, procedures, and practices in a manner consistent with HIC’s strategic goals, organizational objectives, risk appetite and regulatory requirements;

• provide oversight regarding the development of strategies to address emerging industry trends, new rules and regulations;

• evaluate and assess actions taken by HIC in response to auditors, consultants and regulatory authorities; and

• evaluate and assess service quality regarding customer complaints or comments.

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Integration Oversight Committee (ad hoc)*
Members: Steven G. Elliott (Chair) Peter J. Kight Richard W. Neu Meetings Held in 2017: 3 *Dissolved in July 2017

The Integration Oversight Committee was an ad hoc committee established to assist the board in the oversight of the integration of people, systems and processes of FirstMerit Corporation with Huntington through enhanced review and effective challenge of integration plans and processes. The Committee was dissolved following successful completion of the integration.

The Committee’s duties and responsibilities with respect to the FirstMerit acquisition included review of the:

• overall integration and conversion project plan, the timeline and adjustments thereto;

• progress of Huntington in obtaining any necessary regulatory approvals relative to the acquisition through periodic updates; and

• progress of Huntington in integrating systems and personnel in a timely and professional manner.

In conjunction with the Risk Oversight Committee, the Committee reviewed risks, including operational, market, liquidity and credit, posed by the integration and the effective mitigation of those risks to ensure that the residual risk was within Huntington’s risk appetite. The Committee received and reviewed reports that assessed Huntington’s financial performance against its goals, including capturing synergies and opportunities from its acquisition. In addition, the Committee oversaw Huntington’s conformance to regulatory and contractual commitments made in connection with the acquisition.

Communication with the Board of Directors

Shareholders who wish to send communications to the board of directors may do so by following the procedure set forth on the Investor Relations pages of Huntington’s website at www.huntington.com.

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Director Nomination and Board Evaluation

Our board of directors is committed to maintaining a well-rounded and effective board aligned with the company’s business strategy.

At least annually the Nominating and Corporate Governance Committee assesses the size of the board and reviews the composition of the board to assure that the appropriate knowledge, skills and experience are represented, in the Committee’s judgment, and in order to comply with applicable laws and regulations.

Selection of Director Nominees

The board believes that one of its most important responsibilities is identifying, evaluating and selecting candidates for the board. The Nominating and Corporate Governance Committee reviews the qualifications of potential director candidates and makes recommendations to the full board. Factors considered by the Committee and the board in their review of potential candidates include whether the candidate:

•	has exhibited behavior that indicates he or she is committed to the highest ethical standards;

•

has special skills, expertise and background that would complement the attributes of the existing directors, taking into consideration the diverse communities and geographies in which the company operates;

•

has achieved prominence in his or her business, governmental or professional activities, and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the board is called upon to make;

•	possesses a willingness to challenge management while working constructively as part of a team in an environment of trust; and

•	will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Each of the director nominees meets the standards listed above. When considering candidates, the board and the Nominating and Corporate Governance Committee also take into account gender, race, ethnicity, age, background and other attributes. The board believes that board membership should reflect the diversity of the markets in which we do business. From time to time the Nominating and Corporate Governance Committee will identify additional selection criteria for board membership, taking into consideration the company’s business strategy, the business environment and current board composition.

Regular Self-Assessment

The full board of directors performs a self-evaluation each year, overseen by the Nominating and Corporate Governance Committee. Each committee of the board also performs an annual self-evaluation and reports the findings to the full board of directors. Typically, for the full board assessment, the lead director, as chair of the Nominating and Corporate Governance Committee, solicits comments and recommendations from the directors through a series of questions which provide a framework for discussion. Although the specific questions may vary from year-to-year, the topics generally include the substance and efficiency of board and committee meetings and materials, proper utilization of skills in making committee appointments, skills and experience needed for the board, and board engagement and interaction, and have an emphasis on the board’s responsibility for oversight of risk management.

In 2017, the board engaged an experienced third-party firm to facilitate the board’s self-evaluation. In-person interviews were conducted with each board member as part of the evaluation process. The interviews focused on the board’s culture, identification of opportunities and high impact topics, expectations of the chairman, lead director and committee chairs, building board strength and individual board member’s strengths, the selection, on-boarding, education and development of

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board members, and board effectiveness. In addition, feedback was facilitated from executive leadership team members focusing on the board as a whole and board leadership, processes, strengths and opportunities. The purpose of the assessment was to optimize board effectiveness and productivity, ensure director subject matter expertise was fully leveraged in relation to committee assignments and committee chair roles, and to provide feedback to the lead director and chair. In addition, the assessment provided an opportunity for the board, as a group, and for individual board members, to receive feedback on their performance. Overall, the assessment served as a catalyst for identifying future needs of the company and priorities.

Skills, Knowledge, Experience and Perspectives

Our directors embody a well-rounded variety of skills, knowledge, background and experience. The board also benefits from directors having a range of tenures as this provides continuity and experience as well as fresh perspective. The average tenure of our directors is 7 years. The directors range in age from 57 to 71 years.

A graphic summary of the qualifications of our directors is presented below.

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A graphic presentation of the characteristics of our directors, including tenure, age and independence is presented below.

Recommendations for Director Candidates

Shareholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by sending a written notice to the Secretary at Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The notice should indicate the name, age, and address of the person recommended, the person’s principal occupation or employment for the last five years, other public company boards on which the person serves, whether the person would qualify as independent as the term is defined under the Marketplace Rules of the Nasdaq Stock Market, and the class and number of shares of Huntington securities owned by the person. The Nominating and Corporate Governance Committee may require additional information to determine the qualifications of the person recommended. The notice should also state the name and address of, and the class and number of shares of our securities owned by, the person or persons making the recommendation. There have been no material changes to the shareholder recommendation process since we last disclosed this item.

Independence of Directors

Our board of directors and the Nominating and Corporate Governance Committee have reviewed and evaluated transactions and relationships with board members to determine the independence of each of the members. The board of directors does not believe that any of its non-employee members has relationships with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as director. Further, the board and the Nominating and Corporate Governance Committee have determined that a majority of the board’s members are “independent directors” as the term is defined in the Nasdaq Stock Market Marketplace Rules. The directors determined to be independent under this

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definition are: Lizabeth Ardisana, Ann B. Crane, Robert S. Cubbin, Steven G. Elliott, Gina D. France, J. Michael Hochschwender, Chris Inglis, Peter J. Kight, Jonathan A. Levy, Eddie R. Munson, Richard W. Neu, David L. Porteous and Kathleen H. Ransier. The board of directors has determined that each member of the Audit, Compensation and Nominating and Corporate Governance Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market applicable to audit committee members.

In making the independence determinations for each of the directors, the board took into consideration the transactions disclosed in this proxy statement under “Review, Approval or Ratification of Transactions with Related Persons” below. In addition, the board of directors considered that the directors and their family members are customers of our affiliated financial and lending institutions. Many of the directors have one or more transactions, relationships or arrangements where Huntington’s affiliated financial and lending institutions, in the ordinary course of business, act as depository of funds, lender or trustee, or provide similar services. Directors may also be affiliated with entities which are customers of our affiliated financial and lending institutions and which enter into transactions with such affiliates in the ordinary course of business. The board also considered charitable donations to organizations in which directors have an interest, and routine transactions entered into in the ordinary course of business between the Bank and a business organization with which Ms. Ransier has an interest, and determined them to be immaterial.

The Board’s Leadership Structure

Our chief executive officer, Stephen D. Steinour, serves as chairman of the board. Director David L. Porteous has served as independent lead director since the board created the position in November 2007. The board evaluates its leadership structure every year, and believes that having a combined chief executive officer and chairman along with a strong independent lead director provides an efficient and effective arrangement for Huntington. The board has also considered our leadership structure in light of the company’s size, the nature of its business, the regulatory framework in which it operates, and its peers and determined that the board’s leadership structure is appropriate for our company at this time.

The specific responsibilities of the lead director are clearly defined in our Corporate Governance Guidelines, and include:

•	serving as liaison between the chairman of the board and the outside directors;

•	consulting with the chairman of the board on information sent to the board;

•	reviewing and providing input to the chairman of the board on board meeting agendas;

•	consulting with the chairman of the board on meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	presiding at all meetings of the board at which the chairman is not present, including executive sessions of the outside directors;

•	having the authority to call meetings of the outside directors; and

•	ensuring that he or she is available for consultation and direct communication with key stakeholders, where appropriate.

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Mr. Porteous performs these duties and provides leadership in numerous additional ways. He is available to the chief executive officer as a sounding board for a variety of matters. He meets regularly with Huntington’s regulators. He promotes good governance and fosters dialogue among the directors and between the board and management. Mr. Porteous also takes an active role in outreach efforts with various constituents, including Huntington employees. He regularly engages with the employees and acts as a liaison between employees and the board. The board believes that having an independent lead director performing these duties effectively complements and counterbalances the role of the combined chairman / chief executive officer. The interaction of the roles of the chairman / chief executive officer and the lead director is reflected in the table below.

Areas of Responsibility	Chair/CEO Role	Lead Director Role

Full Board Meetings	Has the authority to call meetings of the board of directors Chairs meetings of the board of directors and the annual meeting of shareholders

Participates in board meetings like every other director

Acts as intermediary — at times, the chair may refer to the lead director for guidance or to have something taken up in executive session

Provides leadership to the board of directors if circumstances arise in which the role of the chair may be, or may be perceived to be, in conflict with the board of directors

Suggests calling full board meetings to the chair when appropriate

Executive Sessions	Receives feedback from the executive sessions	Has the authority to call meetings of the outside directors Sets the agenda for and leads executive sessions of the outside directors Briefs the CEO on issues arising out of the executive sessions

Board Agendas and Information

Takes primary responsibility for shaping board agendas, consulting with the lead director to ensure that board agendas and information provide the board with what is needed to fulfill its primary responsibilities

Collaborates with the chair to shape the board agenda and board information so that adequate time is provided for discussion of issues and so that appropriate information is made available to directors

Solicits agenda items from members of the board

Board Communications	Communicates with the directors on key issues and concerns outside of board meetings Takes responsibility for new director orientation and continuing education for the board of directors

Facilitates discussion among the outside directors on issues and concerns outside of board meetings

Serves as a non-exclusive conduit to the chair of views, concerns, and issues of the outside directors

Coordinates with the chair on director orientation and continuing education

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Areas of Responsibility	Chair/CEO Role	Lead Director Role

Committee Meetings	Member of the Executive Committee and attends such other committee meetings (excluding executive sessions) as the chair shall so choose

Participates on such committees (including executive sessions) to which he is elected and is ex-officio member of all other committees

Chairs the Nominating and Corporate Governance Committee which recommends the membership of various board committees as well as selection of committee chairs

External and Other Stakeholders	Represents the organization to, and interacts with, external stakeholders, including investors, customers, employees and others

Available to participate in meetings with key institutional investors as appropriate

Makes periodic independent visits to business regions, meeting with employees and customers

Regularly meets independently with regulators

Has authority to engage advisors and consultants who report directly to the board of directors on board issues

In addition to having an independent, engaged lead director, additional factors contribute to the board’s comfort with Mr. Steinour serving in the combined roles of chairman and chief executive officer. These factors include our strong corporate governance practices, our board’s independence, and the accountability of the chief executive officer to the board. Executive sessions, excluding the chairman and chief executive officer, are held in conjunction with each regularly scheduled board meeting to ensure open dialogue with the lead director. Moreover, there is regular reporting by senior management to the board of directors as further described under “The Board’s Role in Risk Oversight” below.

The Board’s Role in Risk Oversight

The board of directors has defined our risk appetite as aggregate moderate-to-low and has established a comprehensive and coordinated risk oversight structure.

While the board has three board committees that primarily oversee implementation of this desired risk appetite and the monitoring of our risk profile — the Risk Oversight Committee, Audit Committee and the Technology Committee — the full board is engaged in discussing all risks. The board of directors receives regular reports from every board committee. Noteworthy issues from each committee agenda are called to the attention of the full board in advance. In addition, all directors have access to information provided to each committee, and all scheduled committee meetings are open to all directors. The directors regularly communicate directly with members of senior management as well as among the board and board committees.

Board Committees

The Risk Oversight Committee assists the board of directors in overseeing management of material risks, and the approval and monitoring of the company’s capital position and plan supporting our overall aggregate moderate-to-low risk profile; the risk governance structure; compliance with applicable laws and regulations; and determining adherence to the board’s stated risk appetite. The Committee has oversight responsibility with respect to the full range of inherent risks: market, credit, liquidity, legal, compliance/regulatory, operational, strategic and reputational. This Committee also oversees our capital

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management and planning process, and ensures that the amount and quality of capital are adequate in relation to expected and unexpected risks and that our capital levels exceed “well-capitalized” requirements. The Risk Oversight Committee regularly receives reports directly from the chief risk officer.

The Audit Committee oversees the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting. The Audit Committee also provides assistance to the board in overseeing the internal audit division and the independent registered public accounting firm’s qualifications and independence; compliance with our Financial Code of Ethics for the chief executive officer and senior financial officers; and compliance with corporate securities trading policies. The chief internal auditor reports directly to the Audit Committee.

The Risk Oversight and Audit Committees routinely hold executive sessions with our key officers engaged in accounting and risk management. On a regular basis, the two committees meet in joint session to cover matters relevant to both. The Audit Committee regularly meets in executive session with the independent registered public accounting firm.

The Technology Committee assists the board of directors in fulfilling its oversight responsibilities with respect to all technology, cyber security and third party risk management strategies and plans. The committee is charged with evaluating Huntington’s capability to properly perform all technology functions necessary for its business plan, including projected growth, technology capacity, planning, operational execution, product development and management capacity. The committee provides oversight of the technology segment investments and plans to drive efficiency as well as to meet defined standards for risk, security and redundancy. The Committee oversees the allocation of technology costs and ensures that they are understood by the board of directors. The Technology Committee monitors and evaluates innovation and technology trends that may affect the company’s strategic plans, including monitoring of overall industry trends. The Technology Committee reviews and provides oversight of the company’s continuity and disaster recovery planning and preparedness. The chief technology officer and the chief information officer regularly attend meetings of the Technology Committee.

The Significant Event Committee, comprised of the Lead Director, the chairs of the Audit, Risk Oversight and Technology committees, and the lead cyber director, was established in January 2018. While primary oversight for the company’s information security risk management and incident response program resides with the Technology Committee, the Significant Event Committee is empowered to act on behalf of the board of directors in the event of a significant cybersecurity incident or threat. The Significant Event Committee would provide oversight of management’s action plan and response to an actual significant cybersecurity incident or threat. This committee will engage in at least one cybersecurity crisis tabletop exercise annually to assess the ability of management and the board of directors to respond effectively and timely during an actual event.

Further, through its Compensation Committee, the board of directors seeks to ensure its system of rewards is risk-sensitive and aligns the interests of management, creditors and shareholders. The Compensation Committee reviews and evaluates the company’s compensation policies and practices and the relationship among risk, risk management and compensation to ensure that incentive compensation practices appropriately balance risk and financial results, incentives do not expose the company to imprudent risks, the incentive programs are compatible with effective controls and risk management, are supported by strong corporate governance and the compensation policies are not likely to have a material adverse effect on the company. The Compensation Committee meets regularly with members of senior management, including the chief risk officer and the chief financial officer. The Compensation Committee also supports the board of directors with succession planning for key management positions.

Through the Community Development Committee, the board oversees the company’s compliance with fair lending obligations and Unfair, Deceptive or Abusive Acts and Practices (UDAAP) standards. The Community Development Committee has primary oversight of the company’s commitments to the Community Reinvestment Act and the company’s

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commitment to create and maintain a culture of inclusion that leverages diversity effectively. Senior compliance officers and the chief diversity and inclusion officer regularly participate in meetings of the Community Development Committee.

The Nominating and Corporate Governance Committee oversees the company’s long-held commitment to corporate social responsibility and community impact. In 2017, the Nominating and Corporate Governance Committee approved the company’s formalized ESG strategy for taking sustainability factors into account which will provide annual reporting on ESG-related key performance indicators. The Nominating and Corporate Governance Committee receives updates from management with respect to the ESG strategy at least quarterly.

The role of each of the board committees is further described under “Corporate Governance” above.

Company Strategy and Leadership

The full board of directors focuses direct oversight on risks related to company strategy and leadership. The board holds a two-day off-site session with senior management each year devoted to review of strategic priorities. In addition, the CEO reserves time at the beginning of every board meeting to discuss priorities. Periodically, special board sessions are held to discuss and analyze specific possible risk scenarios, such as cybersecurity incidents.

The full board of directors oversees succession planning for the positions of the CEO and other members of the executive leadership team. As selecting and appointing qualified executive leadership for the company is a priority for the board of directors, succession planning is discussed frequently. At least annually, the CEO and the chief human resources officer review with the board the succession plans in place for executive leadership. Management also maintains succession plans for the positions reporting to the executive leadership team, and their direct reports.

Continual Director Education

Huntington has established a formal training program for the board of directors to assist the board in its risk oversight function. The training program, which is overseen by the chief risk officer, covers:

•	Bank Secrecy Act (BSA)/Anti-Money Laundering (AML) issues;

•	Fair lending responsibilities;

•	Avoidance of UDAAP (Unfair, Deceptive, or Abusive Acts or Practices);

•	Cyber risks and breaches; and

•	Legal, regulatory and supervisory requirements and trends applicable to Huntington.

Additional topics may be included as appropriate, related to complex products, services or lines of business that have the potential to significantly impact the company and other topics as identified by the board of directors or executive management from time to time.

In addition, all board members are encouraged to participate in relevant external director education opportunities. Insights gained from these programs are shared with the full board of directors. In 2017, all of the non-employee directors attended conferences or seminars, totaling approximately 433 hours of instruction.

Risk Assessment of Incentive Compensation

The Compensation Committee oversees the company’s compensation policies and practices and the relationship among risk, risk management and compensation. The Compensation Committee’s oversight is supported by the Incentive

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Compensation Oversight Committee (the “Oversight Committee”), an executive level management committee. The Oversight Committee consists of senior management from Human Resources, Finance, Legal, Credit Administration, and Risk Management, and is co-chaired by the chief risk officer and the chief human resources officer. The Oversight Committee reports directly to the Compensation Committee.

Under the direction of the Oversight Committee, Huntington performs an annual risk assessment of each incentive plan. The review includes economic analysis as well as evaluation of plan design features, risk balancing mechanisms and governance policies and practices. A key tool for managing incentive compensation risk is an annual enterprise-level significant risk events review process overseen by the chief risk officer and the chief credit officer. This year-end significant risk events review typically results in incentive payment adjustments where warranted.

Huntington uses a variety of plan design features to balance risk and rewards. Governance policies and practices also play an important role in managing incentive plan risk. We regularly monitor our incentive compensation arrangements for employees at all levels and strive to enhance our risk review in light of developing best practices and regulatory guidance.

Key broad-based incentive plan design features & controls include:	Other features and controls used in various plans include:

• Recoupment / clawback provisions	• Multiple performance criteria

• Management discretion to reduce or eliminate awards	• Risk-related performance criteria

• Annual risk-based review of plans and awards	• Payment caps

• Hold-until-retirement or other termination provisions for equity grants

For executive officers, our compensation philosophy balances risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. We maintain stock ownership guidelines for executives and impose a “hold until retirement” requirement of up to 50% of the net shares. See “Compensation of Executive Officers” below for detail about our executive compensation philosophy and programs.

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The Importance of Corporate Responsibility

Huntington is committed to delivering sustainable, long-term value to our investors, colleagues, customers and communities through our commitment to financial, environmental, social and governance stewardship and best practices. For Huntington, our social responsibility starts with our colleagues. We recruit, develop and retain talented colleagues through a positive and welcoming work environment. We encourage interaction, engagement, and high performance. Our Board reviews CEO and senior management succession and development plans to ensure we continue to have a pipeline of top talent. We have invested in our colleagues through training programs and enhanced recruiting efforts. We value and attract colleagues who demonstrate bold thinking, a can-do attitude, and have a service heart.

Our Commitment to Our Colleagues

Our Colleagues are the Key to our Brand and Success At Huntington, our colleagues are our most important asset and the key to fulfilling our purpose to make people’s lives better, help businesses thrive and strengthen the communities we serve. We are focused on making the colleague experience better than ever. Our transformation is being shaped by colleague feedback and focuses on three key areas:

Investing in Physical, Financial and Personal Well-Being

• This year, we made several important investments in our colleagues, including:

–  Raising our minimum salary commitment for the second year in a row;

–  Increasing 401(k) plan matching contributions;

–  Enhancing our leave of absence programs, including expanded family time off and short-term disability benefits, as well as implementing our new caregiver leave that provides colleagues time off to care for family members with serious health conditions;

–  Improving military benefits and support throughout the deployment cycle;

–  Expanding our Scholarship Program; and

–  Augmenting our colleague recognition program.

• We have taken deliberate steps to ensure our benefits program is competitive, cost efficient and meets the needs of our diverse colleague base. We provide strong core programs, plus innovative, value-added offerings to our colleagues and their families.

• Our Huntington Total Health program supports colleagues’ well-being by taking a holistic approach that provides personalized support and guidance.

• Our wellness program is an important part of who we are. Colleagues and family members participate in a variety of healthy activities, including health assessments, biometric screenings and coaching. We opened a 2,000 square foot fitness and wellness center at our Gateway facility in Columbus and will open two more fitness centers in 2018.

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Our Commitment to Our Colleagues

Empowering Professional Growth and Development

• We are focused on engaging, developing, retaining and attracting talented colleagues.

• We are elevating our Performance Management process to “Performance Engagement,” with equal emphasis on “what” and “how” we deliver, as well as more frequent development conversations with colleagues. We believe these are key moments for our leaders to engage our colleagues and for colleagues to grow professionally.

• We are leveraging technology to enhance our career pathing and development for colleagues. We have invested in professional skills and development through three new programs:

–  The Huntington Professional — Supports all colleagues’ development in our competencies and values.

–  Managing Matters — Provides foundational skills and knowledge to help managers effectively support, lead, manage and develop their teams.

–  Leadership Journey — Enriches leadership capabilities for higher level leaders and individual contributors to support maximizing personal, professional and business results.

• Colleague mentoring is core to our development culture. We identify one-on-one mentoring opportunities that are aligned with Talent Planning and utilize mentoring circles in many of our programs.

Driving Inclusion Through a Diverse Workforce and Supplier Base

• We continue to create a workplace that is welcoming, inclusive and respectful to all. Our concept of diversity extends beyond gender, race, ethnicity, age and sexual orientation to include different thoughts, skills, experiences and backgrounds.

• We launched voluntary Colleague Conversations across our footprint where colleagues can feel safe engaging in discussion topics related to race, gender parity and generational difference in the workplace. These reflective discussions help us to understand and embrace our differences, while leveraging them to perform at a high level as an organization, and promote greater awareness and understanding among our colleagues.

• Our voluntary colleague-driven Business Resources Groups, organized around a shared interest or common diversity dimension, and Inclusion Councils have led enterprise-wide initiatives that have improved our disability equality score, enhanced our military deployment benefits, and improved our family time off policies.

• Our supplier spend with diverse businesses continues to exceed the national corporate average.

• Our achievements have been recognized by Forbes, which named us as one of the Best Employers for Diversity, and the Human Rights Campaign Foundation, which named us as one of the Best Places to Work for LGBTQ Equality.

Our Commitment to Our Community

• In 2017 we invested more than $12.5 million in philanthropic and community donations empowering neighborhoods and families in the markets we serve to achieve sustainable economic opportunity.

• Our colleague engagement was marked by over thirty thousand dedicated hours of volunteer commitments in financial wellness training, service to neighborhood development and non-profit organizations, and in direct service to basic needs providers supporting our local markets.

• Our transformative $16.1 billion five-year community development plan made material progress in its second year focused on low-to-moderate income neighborhoods with bold goals for the following:

• $6.6 billion in small business lending;

• $5.7 billion in single family mortgage lending;

• $3.7 billion in community growth and affordable housing based lending;

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Our Commitment to Our Community

• $25 million in philanthropic investments to enhance service access; and

• $30 million in economic impact targets.

• We conducted an enterprise outreach and listening session with community development and non-profit local partners to understand unmet financial needs, which resulted in enhancements to our consumer, mortgage and small business products and services.

• We continued to grow our small business lending program to boost economic development and support job growth. We were the nation’s second largest originator of Small Business Administration (SBA) 7(a) loans during SBA fiscal year 2017 for total 7(a) loans and the top ranked 7(a) lender for total loans and dollars lent within our eight-state core footprint.

Our Commitment to Our Environment

• We invested over $15 million in energy efficiency related programs in 2017 and increased our sustainability focused projects from 509 in 2016 to 682 in 2017.

• We are a committed participant in the Carbon Disclosure Project (CDP), a global initiative that allows us to track and submit data toward managing our environment impact. Our CDP score rose in 2016 to a “C” and we are diligent in our efforts to further raise that score inclusive of our new business expansion.

• Last year, we managed 541 active sites in the U.S. Environmental Protection Agency ENERGY-STAR program and have increased our enterprise ENERGY STAR scores by 5% since 2016.

• In 2017 we completed the conversion of all interior and exterior Huntington signage across our markets to LED lighting.

• We implemented equipment efficiency standards and policies in 2017 for HVAC and lighting across the enterprise.

• Our best practice sustainability initiatives were launched at our new Gateway facility in Columbus, Ohio, including lighting control systems, solar tracking skylights, solar collection “trees”, a single stream recycling program, follow-me printing and tracking to reduce paper use, and electric vehicle charging stations.

• A newly dedicated renewable energy finance team provides comprehensive and customized solutions to the renewable and efficiency energy market for green technologies including energy conservation measures, renewable energy generation and storage.

• We support our customers and our collective impacts on the environment through energy products and services, including energy efficiency contracting, renewable energy project financing, tax equity investments, and Federal Agency Energy Financing.

Our Commitment to Our Shareholders

• Our board of directors believes that strong corporate governance is critical to Huntington’s long-term success. Huntington’s governance practices are discussed above under Corporate Governance.

• We are committed to providing compensation programs for executives that are balanced and risk appropriate, demonstrate long-term sustained performance and shareholder interests, and provide a competitive and effective program to attract, motivate and retain the best talent. Our compensation philosophy and program are discussed in the Compensation Discussion and Analysis later in this document.

• Governance policies and practices also play an important role in managing incentive plan risk. We regularly monitor our incentive compensation arrangements for employees at all levels and strive to enhance our risk review in light of developing best practices and regulatory guidance.

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Corporate Governance

Review, Approval or Ratification of Transactions with Related Persons

The Nominating and Corporate Governance Committee of the board of directors oversees our Related Party Transactions Review and Approval Policy, referred to as the Policy. This written Policy covers “related party transactions”, including any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, either currently proposed or since the beginning of the last fiscal year in which we were or will be a participant, involving an amount exceeding $120,000 and in which a director, nominee for director, executive officer or his or her immediate family member has or will have a direct or indirect material interest. The Policy requires our senior management and directors to notify the general counsel of any existing or potential “related party transactions.” Our general counsel reviews each reported transaction, arrangement or relationship that constitutes a “related party transaction” with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee determines whether or not “related party transactions” are fair and reasonable for us. The Nominating and Corporate Governance Committee also determines whether any “related party transaction” in which a director has an interest impairs the director’s independence. Approved “related party transactions” are subject to on-going review by our management on at least an annual basis. Loans to directors and executive officers and their related interests made and approved pursuant to the terms of Federal Reserve Board Regulation O are deemed to be approved under this Policy. Any of these loans that become subject to specific disclosure in our annual proxy statement are reviewed by the Nominating and Corporate Governance Committee at that time. The Nominating and Corporate Governance Committee would also consider and review any transactions with a shareholder having beneficial ownership of more than 5% of Huntington’s voting securities in accordance with the Policy.

Indebtedness of Management. Many of our directors and executive officers and their immediate family members are customers of our affiliated financial and lending institutions in the ordinary course of business. In addition, our directors and executive officers also may be affiliated with entities which are customers of our affiliated financial and lending institutions in the ordinary course of business. Loan transactions with directors, executive officers and their immediate family members and affiliates have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers otherwise not affiliated with us. Such loans also have not involved more than the normal risk of collectability or presented other unfavorable features.

Certain Other Transactions. The Huntington National Bank has commitments outstanding for equity investments in three investment funds each operating as a “Small Business Investment Company” licensed by the Small Business Administration: the Stonehenge Opportunity Fund II, LP, the Stonehenge Opportunity Fund III, LP and the Stonehenge Opportunity Fund IV, LP. Each of the funds is managed by Stonehenge Partners Corp., an investment firm of which Michael J. Endres is a principal and holds a 9.8% equity interest. These funds seek to generate long-term capital appreciation by investing in equity and, in certain cases, mezzanine securities of a diverse portfolio of companies across a variety of industries. Our management determined that the investment would provide a cost effective means to participate in financing small businesses, provide a means of obtaining lending or investment credits under the Community Reinvestment Act and generally be favorable to us. The Huntington National Bank has a $7.85 million commitment for an equity investment in the Stonehenge Opportunity Fund II, LP, a $150 million investment fund, which was organized in 2004. This fund’s origination period ended in 2010. As of December 31, 2017, $6.36 million of the $7.85 million commitment has been funded. The remaining $1.49 million commitment is limited to fund follow-on investments in existing portfolio companies and fund expenses. The Huntington National Bank also has a $10 million commitment for an equity investment in the Stonehenge Opportunity Fund III, LP, a $250 million investment fund, which was organized in 2010 with an origination period that ended in 2016, and a $15 million commitment for an equity investment in the Stonehenge Opportunity Fund IV, LP, a $280 million investment fund, which was organized in 2016. As of December 31, 2017, $7.2 million of the $10 million commitment to Stonehenge Opportunity Fund III, LP and $5.6 million of the $15 million commitment to Stonehenge Opportunity Fund IV, LP have been funded. The remaining $2.8 million commitment to Stonehenge Opportunity Fund III, LP is limited to fund follow-on investments in existing portfolio companies and fund expenses. These funds pay to Stonehenge Partners Corp. management fees not to exceed on an annual basis 2.00% of the aggregate of private capital commitments and Small

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Business Administration debentures of the respective fund during their origination period and management fees not to exceed on an a annual basis 1.50% of the aggregate cost basis of investments outstanding after the origination period. In addition, Stonehenge Partners Corp. is the controlling entity of Stonehenge Equity Partners, LLC, Stonehenge Equity Partners III, LLC, and Stonehenge Equity Partners IV, LLC, which serves as the managing member of Stonehenge Opportunity Fund II, LP, Stonehenge Opportunity Fund III, LP and Stonehenge Opportunity Fund IV, LP, respectively.

Paul McMahon, who is the son-in-law of director David L. Porteous, has been employed by The Huntington National Bank since 2006 and currently serves as a Portfolio Manager — Team Lead in the Commercial Banking Department. Mr. McMahon serves in a non-executive capacity four reporting levels below the Commercial Banking Director, is one of more than 15,600 employees, and is compensated in accordance with the employment compensation practices and policies applicable to all employees with equivalent qualifications and responsibilities in similar positions. For 2017, Mr. McMahon received compensation of approximately $175,859 including base salary and incentive compensation, as well as benefits generally available to all employees.

Compensation of Directors

Our compensation philosophy for the board of directors is to provide a compensation arrangement to outside directors that reflects the significant time commitment and substantial contributions the directors are expected to make to the value creation and governance of Huntington. Our compensation level and structure are designed, with the input of the independent compensation consultant, to enable us to attract and retain high caliber talent at a national level, and also to align the directors’ interests with those of the shareholders. Our compensation program for non-employee directors is a combination of cash and equity. Our CEO does do not receive compensation for his service as director.

Fees Payable in Cash. Each non-employee director earns an annual retainer of $45,000. We pay an additional annual retainer of $65,000 to the lead director, and $20,000 to the chairs of all standing board committees. We pay meeting fees at the standard rate of $2,000 for each board of directors or committee meeting the director attends and $1,000 for each teleconference board of directors or committee meeting in which the director participates. In addition, we pay directors fees of $2,000 per day in the event Huntington requests a director to attend or participate in an event or meeting, in person, in his capacity as a director. All fees are payable quarterly. Retainer fees are payable in four equal quarterly installments. A director may defer all or a portion of the cash compensation payable to the director if he or she elects to participate in the Director Deferred Compensation Plan.

Equity Compensation. To align the interests of directors with shareholders, a meaningful portion of director compensation is paid in equity that is subject to holding requirements. The Compensation Committee considers equity grants for non-employee directors on an annual basis, and the form and amounts of any equity grants for directors are determined at the discretion of the Compensation Committee. Since 2006, the equity grants for directors have been in the form of deferred stock units which are vested upon grant but not released to the director until six months following separation of service. Based on the market data and peer review facilitated by the independent compensation consultant, the Compensation Committee granted each non-employee director a deferred stock award having a value of $105,000, effective May 1, 2017. Divided by the stock price of $13.09 on the date of grant, each director was awarded 8,021 deferred stock units, rounded down to the nearest whole share. The Compensation Committee awarded an additional $20,000 grant value to the chairpersons of the Audit, Compensation and Risk Oversight Committees which converted to an additional 1,528 deferred stock units.

In addition to the mandated holding of shares imposed by the deferred stock units, the Compensation Committee has established a minimum ownership level guideline for directors based on five times the annual retainer fee (excluding committee chairmanship retainers). Based on the retainer fee and the fair market value of our common stock on the date the guidelines were established, the guideline for directors was set at 40,603 shares. Directors have five years to meet the minimum guidelines. Each director who has served at least five years has met the guidelines.

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Corporate Governance

Director Compensation 2017

Name	Fees Earned or Paid in Cash (2)	Stock Awards (3)(4)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compen- sation (5)	Total
Lizabeth Ardisana	$111,500	$104,995	—	—	—	$—	$216,495
Ann B. Crane	112,500	104,995	—	—	—	—	217,495
Robert S. Cubbin	106,834	124,996	—	—	—	—	231,830
Steven G. Elliott	166,500	124,996	—	—	—	—	291,496
Michael J. Endres	108,500	104,995	—	—	—	—	213,495
Gina D. France	103,500	104,995	—	—	—	—	208,455
John B. Gerlach, Jr. (1)	46,167	—	—	—	—	—	46,167
J. Michael Hochschwender	83,500	104,995	—	—	—	—	188,495
Chris Inglis	95,500	104,995	—	—	—	—	200,495
Peter J. Kight	115,500	104,995	—	—	—	—	220,495
Jonathan A. Levy	102,500	104,995	—	—	—	19,710	227,205
Eddie R. Munson	108,500	104,995	—	—	—	—	213,495
Richard W. Neu	124,500	124,996	—	—	—	—	249,496
David L. Porteous	249,500	104,995	—	—	—	—	354,495
Kathleen H. Ransier	115,500	104,995	—	—	—	—	220,495

(1)	Mr. Gerlach served as a director until April 20, 2017.
(2)	Amounts earned include fees deferred by participating directors under the Director Deferred Compensation Plan.
(3)

On May 1, 2017, grants of 9,549 deferred stock units were made to the chairpersons of the Audit, Compensation and Risk Oversight Committees and grants of 8,021 deferred stock units were made to each other director under the 2015 Long-Term Incentive Plan. These awards were vested upon grant and are payable six months following separation from service. This column reflects the grant date fair value in accordance with FASB Topic 718 and is equal to the number of units times the fair market value (the closing price) on the date of grant ($13.09). These deferred stock unit awards will be credited with an additional number of deferred stock units to reflect reinvested dividend equivalents with respect to the period of time between the date of grant and the delivery of shares.

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Corporate Governance

(4)

The Compensation Committee has granted deferred stock awards to non-employee directors each year since 2006. The directors’ deferred stock unit awards outstanding as of December 31, 2017 are set forth in the table below.

Name	Deferred Stock Awards Outstanding
Lizabeth Ardisana	8,114
Ann B. Crane	69,890
Robert S. Cubbin	9,659
Steven G. Elliott	77,661
Michael J. Endres	86,521
Gina D. France	8,114
J. Michael Hochschwender	8,114
Chris Inglis	8,114
Peter J. Kight	51,062
Jonathan A. Levy	84,521
Eddie R. Munson	29,230
Richard W. Neu	84,792
David L. Porteous	86,521
Kathleen H. Ransier	86,521

(5)

In September 2017, Huntington provided emergency transportation for Mr. Levy and his family due to rapidly deteriorating weather conditions caused by Hurricane Irma. A corporate aircraft was made available to the Levy family when they were unable to procure a commercial flight. The corporate aircraft was otherwise not needed for business purposes and the incremental cost to Huntington was $19,710.

Director Deferred Compensation Plan. We have historically offered a deferred compensation program which allows the members of the board to elect to defer receipt of all or a portion of the compensation payable to them in the future for services as directors. Under an updated plan adopted for 2017, cash amounts deferred will accrue interest, earnings and losses at the market rate of the investment option selected by the participant. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/or consistent with the types of investment options available under our tax-qualified 401(k) plan for employees.

A director’s account will be distributed either in a lump sum or in annual installments, as elected by each director. Distribution will commence following the age or date specified by the director at the time the deferral election was made, or within 30 days of the director’s termination as a director. All of the assets of the current and predecessor plans are subject to the claims of our creditors. The rights of a director or his or her beneficiaries to any of the assets of the plans are no greater than the rights of our unsecured general creditors. Only non-employee directors are eligible to participate in this plan.

As of December 31, 2017, the participating directors’ accounts under the current and predecessor plans were substantially comprised of Huntington common stock and had the values set forth in the table below.

Name	Account Balance at December 31, 2017
Ann B. Crane	$1,094,914
Steven G. Elliott	133,305
Michael J. Endres	1,155,022
Peter J. Kight	169,124
Richard W. Neu	1,580,983
David L. Porteous	1,285,993
Kathleen H. Ransier	453,049

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Ownership of Voting Stock

The table below sets forth the beneficial ownership of Huntington common stock by each of our directors, nominees for director, executive officers named in the Summary Compensation Table, and the directors and all executive officers as a group, as of January 31, 2018. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, the rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, including shares which could be acquired within 60 days. The table also sets forth additional share interests not reportable as beneficially owned.

	Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)(2)(3)(4)	Percent of Class	Additional Share Interests (5)(6)	Total Share Interests
Lizabeth Ardisana	31,802	*	8,114	39,916
Ann B. Crane	92,931	*	69,890	162,821
Robert S. Cubbin	55,261	*	9,659	64,920
Steven G. Elliott	9,921	*	77,661	87,582
Michael J. Endres	296,365	*	86,521	382,886
Gina D. France	69,466	*	8,114	77,580
Paul G. Heller	389,587	*	2,605	392,192
J. Michael Hochschwender	125,471	*	8,114	133,585
Helga S. Houston	288,101	*	55,816	343,917
Chris Inglis	7,142	*	8,114	15,256
Peter J. Kight	225,988	*	51,062	277,050
Jonathan A. Levy	130,137	*	84,521	214,658
Howell D. McCullough III	533,878	*	29,232	563,110
Eddie R. Munson	10,000	*	29,230	39,230
Richard W. Neu	213,685	*	84,792	298,477
Sandra E. Pierce	191,207	*	65,278	256,485
David L. Porteous	721,902	*	86,521	808,423
Kathleen H. Ransier	67,204	*	86,521	153,725
Stephen D. Steinour	6,396,446	*	1,031,712	7,428,158
Directors and All Executive Officers as a Group (26 in the group)	11,308,683	1.05%	2,153,164	13,461,847

*	Indicates less than 1% of outstanding shares.
(1)

This column consists of shares for which the directors and executives, directly or indirectly, have the power to vote or to dispose, or to direct the voting or disposition thereof, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. None of the shares reported are pledged as security.

(2)

Figures include the number of shares of common stock which could have been acquired within 60 days of January 31, 2018, under stock options awarded under our employee and director equity plans as set forth below.

Mr. Heller	111,891
Ms. Houston	47,327
Mr. McCullough	323,470
Ms. Pierce	0
Mr. Steinour	3,375,004
Directors and Executive Officers as a Group (26 in the group)	4,513,337

(3)

Figures include 13,180 shares, 10,136 shares, 1,772 shares and 174,117 shares of common stock owned by members of the immediate families or family trusts of Mr. Levy, Mr. Porteous, Ms. Ransier and Mr. Steinour, respectively; 1,762 shares owned by various corporations and partnerships attributable to Mr. Levy; and 11,341 shares owned jointly by Ms. Crane and her spouse, 331,290 shares owned jointly by Mr. Porteous and his spouse, 1,500 shares owned jointly by Ms. Ransier and her spouse, and 341,149 shares owned jointly by Mr. Steinour and his spouse.

(4)

Figures also include the following shares of common stock held as of January 31, 2018, in Huntington’s deferred compensation plans for directors, including a legacy FirstMerit Corporation plan: 77,390 shares for Ms. Crane, 9,921 shares for Mr. Elliott,

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Ownership of Voting Stock

81,550 shares for Mr. Endres, 26,567 shares for Ms. France, 56,429 shares for Mr. Hochschwender, 11,703 shares for Mr. Kight, 111,335 shares for Mr. Neu, 90,566 shares for Mr. Porteous, and 31,350 shares for Ms. Ransier. Prior to the distribution from the deferred compensation plans to the participants, voting for the shares allocated to the accounts is directed by the company.

(5)

This column includes shares in benefit plans in which the executive officers have vested ownership interests but do not have the power to vote or dispose of the shares, or the right to acquire such shares within 60 days. Figures include the following shares of common stock held as of January 31, 2018 in Huntington’s Supplemental Stock Purchase and Tax Savings Plan: 2,605 shares for Mr. Heller, 10,798 shares for Ms. Houston, 14,205 shares for Mr. McCullough, 2,413 shares for Ms. Pierce, 60,592 shares for Mr. Steinour, and 181,022 shares for executive officers as a group (12 in the group). Prior to the distribution from this plan to the participants, voting and power for the shares allocated to the accounts of participants is held by Huntington. Figures include the following shares of common stock held as of January 31, 2018 in Huntington’s Executive Deferred Compensation Plan: 45,018 shares for Ms. Houston, 15,027 shares for Mr. McCullough, 62,865 shares for Ms. Pierce, 971,120 shares for Mr. Steinour and 1,273,308 shares for executive officers as a group (12 in the group). Prior to the distribution from this plan to the participants, voting for the shares allocated to the accounts of participants is directed by the company.

(6)

Figures in this column for the directors consist of vested deferred stock unit awards that will be issued in shares of common stock six months following separation from service. These amounts are also set forth in footnote 4 to the Director Compensation 2017 Table above.

As of December 31, 2017, we knew of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock, except as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
The Vanguard Group, Inc. (1) 100 Vanguard Boulevard Malvern, PA 19355	111,847,702	10.34%
FMR LLC (2) 245 Summer Street Boston, MA 02210	97,057,266	8.978%
BlackRock, Inc. (3) 55 East 52nd Street New York, NY 10055	68,403,363	6.30%
State Street Corporation (4) State Street Financial Center One Lincoln Street Boston, MA 02211	59,170,805	5.47%
Capital International Investors (5) 333 S. Hope Street Los Angeles, CA 90071	57,946,121	5.30%

(1)

This information is based on an amendment to Schedule 13-G filed by The Vanguard Group, Inc. on February 9, 2018. The Vanguard Group, Inc. has sole voting power for 1,502,194 of the shares, shared voting power for 208,170 of the shares, sole dispositive power for 110,173,765 of the shares, and shared dispositive power for 1,673,937 of the shares. The Vanguard Group, Inc. acquired the shares in the ordinary course of business.

(2)

This information is based on an amendment to Schedule 13-G filed by FMR LLC on February 13, 2018. FMR LLC has sole voting power for 5,633,927 of the shares and sole dispositive power over all of the shares. FMR LLC acquired the shares in the ordinary course of business.

(3)

This information is based on an amendment to Schedule 13-G filed by BlackRock Inc. on January 25, 2018. BlackRock Inc. has sole voting power for 59,253,278 of the shares and sole dispositive power for all of the shares. These shares were acquired and are held by BlackRock, Inc. in the ordinary course of business.

(4)

This information is based on a Schedule 13-G filed by State Street Corporation on February 14, 2018. State Street Corporation has shared voting power and shared dispositive power for all of the shares. These shares were acquired and are held by State Street Corporation in the ordinary course of business.

(5)

This information is based on a Schedule 13-G filed by Capital International Investors on February 14, 2018. Capital International Investors has sole voting power for 55,498,951 of the shares and sole dispositive power for all of the shares. These shares were acquired and are held by Capital International Investors in the ordinary course of business. Beneficial ownership is disclaimed.

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Ownership of Voting Stock

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who are beneficial owners of more than ten percent of Huntington common stock to file reports of ownership and changes in ownership with the SEC. Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them. To the best of our knowledge, and following a review of the copies of Section 16(a) forms received, we believe that during 2017 all filing requirements applicable for reporting persons were met.

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Compensation of Executive Officers

Compensation Discussion & Analysis

Our compensation philosophy is to “pay for performance” that creates long-term shareholder value.

This Compensation Discussion & Analysis describes Huntington’s executive compensation program for 2017 for our CEO and the other executive officers named in the Summary Compensation Table (the named executive officers or “NEOs”). Our compensation philosophy is to “pay for performance” that creates long-term shareholder value. The Compensation Committee has developed a balanced compensation program for executives that incorporates many key compensation and governance practices.

Key Compensation & Governance Practices What We Do
✓	Significant stock ownership and hold until retirement policies that reinforce alignment between shareholders and senior management
✓	Significant emphasis on performance-based compensation, with majority of compensation dependent upon long-term performance
✓	Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner
✓	Annual cash incentive awards for executives — cash is capped at 100% of target; any award above target is paid in RSUs with a 3 year ratable vesting period
✓	All incentive compensation subject to Recoupment and Clawback Policy
✓	Performance Share Units comprise 50% of total annual LTI grant value
✓	Independent compensation consultant advising the Compensation Committee
✓	Biannual shareholder outreach to understand the viewpoints of our investors

What We Don’t Do
✗	No repricing of stock options without shareholder approval
✗	No excise tax gross-ups upon change in control
✗	No single-trigger vesting of equity awards upon change in control
✗	No hedging by executives
✗	No dividend or dividend equivalents paid on equity grants prior to vesting

This Compensation Discussion & Analysis is divided into five sections:
• Overview	33
• Key Highlights	34
• Determination of Compensation	36
• 2017 Compensation Decisions	40
• Other Policies and Practices	48

Overview

The Compensation Committee of our board of directors provides independent oversight of our executive compensation and has engaged an independent compensation consultant, Pearl Meyer & Partners LLC, to provide advice with respect to the amount and form of executive compensation.

“Doing the Right Thing”. The Compensation Committee also oversees the company’s broader compensation policies and practices and the relationship among risk takers, risk management and compensation. We regularly monitor our incentive arrangements for colleagues at all levels and strive to enhance incentive risk management in light of developing best practices and regulatory guidance. Risk assessment of incentive compensation is discussed in greater detail above under “The Board’s Role in Risk Oversight”.

We continue to build a culture of doing the right thing for our customers. Our “fair play” banking philosophy starts with doing the right thing with products and services that are simple, clear and fair. We also look to deepen existing customer relationships by working to understand and serve our customers’ needs. We have a proud legacy of strong customer service and we require that all of our colleagues follow both the letter and intent of our Code of Business Conduct and Ethics. We take action when we find violations of our Code of Conduct, and violations are reported to the Audit Committee of the board of directors.

Moreover, Huntington maintains a robust Recoupment and Clawback Policy which is a tool for recoupment or clawback of incentive compensation in appropriate situations. Colleagues at all levels in the organization are subject to this policy. Incentive compensation subject to possible clawback or recoupment includes any cash incentive or equity compensation, vested or unvested. In general, situations that trigger a review under this policy

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Compensation of Executive Officers

involve behaviors or actions outside the bounds of the company’s overall risk appetite and governance structure. The Compensation Committee would make any compensation recoupment or clawback determination with respect to executive officers. Additional detail about the Recoupment and Clawback Policy can be found later in this discussion.

The Importance of Stock Ownership. A critical foundation of our executive compensation philosophy is the requirement to own Huntington common stock, which aligns management’s interests with those of shareholders. Mr. Steinour’s commitment to this principle and to the company is evidenced by his significant personal investment in Huntington. Since joining Huntington in January 2009, Mr. Steinour has purchased over 1.6 million shares of Huntington common stock in open market transactions. As of January 31, 2018, Mr. Steinour directly and indirectly owned shares of Huntington common stock equal to approximately 60X his salary, significantly exceeding our best practice 6X salary ownership guideline for the CEO. Each executive officer has an ownership guideline ranging from 2X to 6X salary. In addition, executive officers are subject to a holding requirement equal to 50% of net shares received upon the exercise of a stock option or upon the release of full value awards. This amount of shares must be held until retirement or other departure from the company. See additional detail under “Stock Ownership & Holding Requirements” later in this discussion.

Consideration of “Say-on-Pay” / Shareholder Outreach. We strive to continually strengthen our compensation practices based on our philosophy, market best practices and feedback received from shareholders. During 2017, we continued our biannual shareholder outreach and held conversations with investors collectively holding greater than 25% of our outstanding common stock. The board and management have gained valuable insight from these interactions and will continue to seek shareholder input. We are gratified that more than 96% of the votes cast for our “say-on-pay” advisory vote at the 2017 annual meeting were in favor of our executive compensation programs. Based on the “say-on-pay” vote and other feedback, the Compensation Committee determined to maintain the essential design of our compensation program for 2017.

We will continue to monitor emerging trends and best practices and seek ways to improve our compensation programs and ensure continued alignment between our pay and performance.

Key Highlights

Our Business Strategy, Goals and Accomplishments

2017 Highlights
✓	Record net income for third consecutive year, up 67% over the prior year
✓	Completed the integration of the FirstMerit acquisition
✓	Revenue growth was 22% over 2016, materially aided by the FirstMerit acquisition
✓	Net interest margin of 3.30%, an increase of 14 basis points
✓	Return on average tangible common equity was 15.7%
✓	Return on average assets was 1.17%
✓	We achieved positive operating leverage on an adjusted basis for the fifth consecutive year
✓	Efficiency ratio of 60.9%
✓	Increased cash dividends for seventh consecutive year; end-of-year dividend yield of 3.0%
✓	Net charge offs of 0.23% of average loans and leases.

Total Shareholder Return Since Strategic Plan Implementation (1/1/10-12/31/17)

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Compensation of Executive Officers

Compensation Highlights

Named Executive Officers

A significant portion of compensation is
stock-based and long-term in focus.
A critical foundation of our executive
compensation philosophy is the requirement
to own Huntington common stock, which
aligns management’s interests with those of
shareholders.

Stephen D. Steinour Chairman, President and Chief Executive Officer
Howell D. McCullough III Chief Financial Officer
Paul G. Heller Chief Technology and Operations Officer
Helga S. Houston Chief Risk Officer
Sandra E. Pierce Private Client Group Director

Consistent with Huntington’s “pay for performance” philosophy, the Compensation Committee’s 2017 compensation program for executive officers emphasized performance-based compensation. Huntington’s 2017 performance against the Management Incentive Plan (MIP) metrics was 120.5% of target. The named executive officers earned annual incentive awards ranging from 117.1% to 126.1% of target. Executive officers also received long-term incentive awards in 2017 comprised of performance stock units (“PSUs”), restricted stock units (“RSUs”) and stock options, and merit-based salary increases.

2017 Key Compensation Elements
Base Salaries	Merit-based increases (for each NEO other than the CEO)
Management Incentive Plan	Overall performance at 120.5% of target on: • Earnings per share • Return on Average Tangible Common Equity • Operating Leverage
Long-term Incentive Plan	Awarded long-term incentive grants comprised of: • PSUs (50%) • RSUs (35%) • Stock Options (15%)

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Compensation of Executive Officers

The targeted direct compensation mix, below, illustrates the emphasis on variable, incentive-based compensation. Fixed compensation consists of base salaries. Variable, performance-based compensation includes our annual incentive payouts in cash and RSUs, the target value of PSUs, and the grant date fair value of stock options and RSUs.

Determination of Compensation

Philosophy and Decision-Making Process

The Compensation Committee develops and approves our executive compensation with input from our management and the independent compensation consultant. Services provided by the compensation consultant during 2017 included review of our selected peer group, benchmarking compensation and performance, and establishing total compensation guidelines, including targets for short and long-term incentive plans, and modeling payouts under various performance scenarios. Our management provides information and may make recommendations to the Compensation Committee with respect to the amount and form of executive compensation. In addition, our CEO and CFO make recommendations to the Compensation Committee when it sets specific financial measures and goals for determining incentive compensation. Our CEO provides input and makes recommendations to the Compensation Committee regarding the performance and compensation of his direct reports, which include the NEOs. The CEO consults in advance with the chairs of the respective board committees regarding recommendations for key control positions. The CEO does not make recommendations to the Compensation Committee regarding his own compensation, other than requests in prior years that the Compensation Committee defer consideration of a base salary increase for him. From time to time, the Compensation Committee consults with other committees of the board and may obtain the approval of the full board of directors with respect to certain executive and director compensation matters. For additional detail, see “Procedures for Determining Executive and Director Compensation; Compensation Consultant” in the Corporate Governance section above.

We provide a balanced total compensation package, which includes both fixed and variable, performance-based elements. The use of both short-term and long-term incentives ensures that the ultimate compensation delivered is dependent upon achievement of our annual business goals, as well as delivering long-term shareholder value. Our performance and evaluation process considers company, business segment and individual performance, as well as performance relative to industry peers. Our target pay levels are designed to be competitive with market practice. Since a majority of our pay is variable and based on performance, our actual pay positioning will vary appropriately to reflect our performance.

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While overall compensation policies generally apply to all executives, we recognize the need to differentiate compensation by individual, reflecting on his or her role, experience, performance, and expected contributions. Base salaries and incentive targets are the primary means for differentiating compensation opportunities to reflect executive role and scope of responsibility. For example, Mr. Steinour has a higher base salary and higher potential award opportunities due to his responsibilities as CEO. He is also held to a higher stock ownership guideline, reflecting his increased stake in our performance.

Guiding Principles
Focus on long-term shareholder alignment	A significant portion of compensation is stock-based and long-term in focus
Approach compensation in a balanced and holistic fashion	Our program includes fixed and performance-based elements, short-term and long-term performance incentives, and considers corporate, business segment, individual and relative performance
Vary pay based on performance	Total compensation is expected to vary each year and may evolve over the long-term to reflect our performance and key objectives
Maintain an aggregate moderate-to-low risk profile	We monitor our programs, controls and governance practices for consistency with our aggregate moderate-to-low risk profile See “Risk Assessment of Incentive Plans” above
Assure appropriate positioning in the market	Our target pay levels are designed to be competitive with market practice
Reflect internal equity	We differentiate compensation by individual, reflecting his or her role, experience, performance and expected contributions

Market Referencing

The Compensation Committee regularly reviews peer and industry information in regard to levels of compensation and performance as a competitive frame of reference. The Compensation Committee uses this information and analysis as a benchmarking reference for setting pay opportunities and making pay decisions, such as changes to base salaries, annual incentive awards and long-term incentive grants. A key source of information is a peer group of regional banks similar to Huntington in terms of size and business model. The peer banks are chosen using an objective process recommended by the independent compensation consultant and approved by the Compensation Committee.

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We re-evaluated and updated the peer group in 2017 for ongoing relevance, as we do each year. The process began with the selection of U.S. based publicly traded commercial banks considering asset size as of December 31, 2016. A number of banks with relevant asset size were eliminated due to a business model which included one or more of: international process or focus, a focus on different services, a high level of inside ownership and off-shore headquarters. The resulting group consisted of ten bank holding companies; seven larger and three smaller, positioning Huntington between the 25th and the 50th percentile for asset size. The Compensation Committee used the ten peers to represent the most appropriate market comparators for Huntington in terms of industry and size. The table below lists the peer banks approved by the Compensation Committee for 2017.

Peer Banks for 2017
BB&T Corporation	KeyCorp
CIT Group Inc.	M&T Bank Corporation
Citizens Financial Group, Inc.	Regions Financial Corporation
Comerica Incorporated	SunTrust Banks, Inc.
Fifth Third Bancorp	Zions Bancorporation

The independent compensation consultant also provided the Compensation Committee with industry surveys as appropriate to supplement the peer group data. When using survey data, the information was reflective of Huntington’s size and industry. This included utilizing size adjusted comparisons representing data from companies that fell closest to our asset size. The Compensation Committee also relied on the independent compensation consultant to provide a broader industry perspective of emerging trends and best practices.

Among the peer and industry data considered in 2017 were three-year total shareholder return relative to peers, three-year relative performance in incentive measures, and realizable pay over the prior three years relative to peers. With the assistance of the independent compensation consultant, the Compensation Committee performed a pay and performance analysis in 2017 for the 2014 — 2016 period and determined that there was appropriate alignment between performance and pay. The Compensation Committee performs a pay and performance analysis on an annual basis to review the appropriateness of the company’s executive compensation program.

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Compensation Components

The three primary components of executive compensation are base salary, annual incentive awards and equity-based long-term incentive awards. Benefits comprise a smaller component of overall pay. The purpose and features of each component are summarized below.

Executive Compensation
Components	Purpose and Key Features
Base Salary

Set within a competitive range of market practice to attract and retain top talent

Varies depending upon the executive’s role, performance, experience and contribution

Foundation from which incentives and other benefits are determined

Annual Incentive (Management Incentive Plan)

Motivate and reward for achieving or exceeding annual financial strategic and operational goals that ultimately support sustained long-term profitable growth and value creation

Reflect company performance on key measures, adjusted for business unit and individual performance, including risk management

Each NEO has a target opportunity expressed as a percentage of base salary reflective of the NEO’s role

Tied directly to performance in year for which reported

Awards up to target are paid in cash; any amount of annual incentive earned in excess of target is paid in the form of RSUs which vest incrementally over three years

Long-Term Incentive (Equity Grants)

Motivate and reward for delivering long-term sustained performance aligned with shareholder interests

Grants are comprised of performance share units (PSUs), time-based restricted stock units (RSUs) and stock options

Awards based on multiple factors, including competitive market data, business segment performance, individual performance and historical equity grants

Benefits

Same broad-based benefit programs generally available to all employees

A limited number of additional benefits are offered targeted to be within typical market practice and as needed to attract and retain executive talent

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2017 Compensation Decisions

Timing of Compensation Decisions

Shortly after each year-end, the Compensation Committee approves annual incentive awards tied directly to the prior year’s performance. These awards are based on metrics chosen by the Compensation Committee during the first quarter of the preceding year. During the second quarter of the year, the Compensation Committee will make decisions with respect to base salary adjustments and annual equity-based long-term incentive based on performance and on other factors discussed below. With respect to the incentive compensation amounts reported for 2017 in the Summary Compensation Table:

•	Annual incentives based on 2017 performance are reported under the “Non-Equity Incentive Plan” column.

•

Annual long-term incentives granted on May 1, 2017 are based on a multi-faceted approach that includes company and individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards and the market-based framework the independent consultant developed. These awards are reported under the columns “Stock Awards” and “Option Awards”.

The following discussion of compensation decisions with respect to base salary adjustments, annual incentive awards under MIP and annual equity grants below is applicable to each of the NEOs.

Base Salary

Each of the NEOs other than the CEO received a merit-based salary increase effective May 1, 2017. For several years after joining the company, the CEO expressed a desire to not be considered for a base salary increase; with the exception of 2016, the Committee has honored the CEO’s wishes. The salary increases in 2017 were market competitive, and ranged from 1.0% to 9.1%.

Annual Incentive Award

Huntington’s annual incentive awards under the Management Incentive Plan reflect company performance on key short-term measures, adjusted in the discretion of the CEO and the Compensation Committee, for business segment and individual performance. Each executive has an annual target incentive opportunity expressed as a percentage of his or her base salary. The specific threshold, target and maximum opportunity for each executive is reflective of the executive’s role and competitive market practice. For 2017, the CEO’s target incentive was equal to 150% of his base salary. For the other participating NEOs, the 2017 MIP target was equal to 100% of base salary. These targets were increased from 125% and 80% in 2016, respectively, and were determined to be market competitive based on Huntington’s asset size.

Metrics and Performance. The Compensation Committee considers the appropriate corporate performance metrics for each year. To measure 2017 performance, the Compensation Committee retained the metrics of earnings per share, return on tangible common equity, and operating leverage. These performance metrics were chosen from among the list of available criteria under MIP and represented key short-term strategic areas of focus intended to support long-term success. The choice of metrics also reflected a balanced approach to measuring success. The metric of operating leverage ensures that our incentives are aligned with our commitment to shareholders to grow revenue faster than expenses. Return on tangible common equity (ROTCE) was chosen due to the strong correlation of higher ROTCE to higher market price-to-tangible book value (P/TBV) valuations for the common stocks of publicly-traded bank holding companies.

For each metric the Compensation Committee determined a threshold, target and maximum level of achievement based on the company’s operating plan for 2017. The performance goal for each of the 2017 MIP metrics was significantly increased over the goal for 2016 to reflect the company’s increased size. MIP allows for awards to be earned under each plan criterion,

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independent of the other criteria. We interpolate between the threshold, target and maximum goals to ensure sound incentive compensation arrangements and appropriate pay for performance alignment. In determining whether a performance goal has been met, the Committee will include or exclude “extraordinary events” or any other objective events or occurrences, in either establishing the performance goal based on the qualifying performance criteria or in determining whether the performance goal has been achieved; provided, however, that the Committee retains the discretion to reduce or eliminate an award that would otherwise be paid to any participant based on the Committee’s evaluation of such events or other factors. Awards may be paid only after the Compensation Committee has certified in writing that the performance goals have been met.

In addition, the 2017 cycle of MIP included an individual funding mechanism for each of the participating NEOs, excluding the CFO, equal to a maximum of 0.5% of net income for the CEO and a maximum of 0.2% of net income for the other participating NEOs. No awards would have been paid to these select NEOs if positive net income had not been achieved for 2017.

The company’s 2017 performance was reviewed in accordance with the MIP and certified by the Compensation Committee in January 2018. Excluding significant items, actual performance against each of the EPS, ROTCE and Operating Leverage goals was above target.

The table below provides the schedule of metrics and goals that the Compensation Committee approved for 2017, along with the company’s performance. The goals for the ROTCE metric were scaled to the level of TCE at year-end 2017.

Metric	Weight	Threshold	Target	Maximum	2017 Performance	Calculated Performance Factor
EPS	30%	$0.846	$0.940	$1.025	$0.981	128.8%
ROTCE	30%	13.50%	14.90%	16.20%	15.4%	120.6%
Operating Leverage	40%	1.00%	3.40%	7.50%	4.4%	114.3%

% of Target	100%					120.5%

Adjustments for Individual Performance. The final award for the CEO may be adjusted for his individual performance at the discretion of the Compensation Committee. Due to limits for deducting compensation expenses under Internal Revenue Code Section 162(m), the award for the CEO could have been adjusted downward or upward within the overall parameters of MIP, but not increased above the individual funding factor of 0.5% of net income (approximately $5,930,410). Final awards for the other NEOs may be adjusted, at the discretion of the CEO and the Compensation Committee, for business segment and individual performance. Due to limits for deducting compensation expenses under Internal Revenue Code Section 162(m), awards for Mr. Heller, Ms. Houston and Ms. Pierce could have been adjusted downward or upward within the overall parameters of MIP, but not increased above the individual funding factor of 0.2% of net income (approximately $2,372,164). As the position of CFO is not a “covered officer” under Internal Revenue Code Section 162(m), the award for Mr. McCullough was not subject to a cap other than the $7,500,000 limit for any award granted under the terms of the plan. The portion of each award that exceeded target was converted and paid in RSUs based on the closing price of a share of common stock on the grant date. Final awards for the NEOs are discussed below under “Compensation of the Named Executive Officers”.

Long-Term Incentive Compensation

Determining LTI Grant Value. The Compensation Committee engaged the independent compensation consultant to develop long-term incentive award ranges based on competitive market practice to serve as guidelines for annual grants. In addition to these guidelines, when determining award ranges for individual executive officers, the Compensation Committee considers the impact on potential total compensation. Award opportunities are within a range defined by a low to high percentage of

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Compensation of Executive Officers

base salary to allow for awards to vary in order to reflect individual performance. RSUs awarded in payment of an annual incentive (MIP) award over target are not counted against potential annual LTI grants.

Value Range for Potential Equity Grants

Position	Threshold	Target	Maximum
CEO	162.5%	325.0%	650.0%
CFO	107.5%	215.0%	430.0%
Chief Technology Officer	107.5%	215.0%	430.0%
Other NEOs	100.0%	200.0%	400.0%

LTI Grant Vehicles. For the 2017 annual LTI grants, management proposed, and the Compensation Committee approved the strategy set forth below. All equity vehicles are subject to our Share Ownership and Share Holding Policy provisions for the executive leadership team: 50% of net shares released upon vesting or exercise are required to be held to retirement or other departure from the company.

2017 Long-Term Incentive Program Highlights

Vehicle	% of Total LTI Value	Key Design Features
Performance Share Units (PSUs)	50%

• Performance Measurement Period: 3 years

• Performance Measures:

• Adjusted Return on Tangible Common Equity
(ROTCE, 50% weighting)

• Relative Total Shareholder Return (TSR, 50% weighting)

• Share Payout Range: 0 — 150% of target

Restricted Stock Units (RSUs)	35%	• Vesting: 50% in year 3 and 50% in year 4
Stock Options	15%	• Vesting: 4 year annual pro-rata • Option Term: 10 years

PSUs — Performance Metrics. With assistance from the independent consultant, the Compensation Committee selected the same two metrics for the PSUs granted in 2017 as used in 2015 and 2016: return on tangible common equity (ROTCE) and TSR. For the 2017 grant, the goal for ROTCE is absolute and the goal for TSR is relative. The company believes ROTCE and TSR are key factors to long-term value creation. There is a strong correlation of higher ROTCEs to higher market price-to-tangible book value (P/TBV) valuations for the common stock of publicly-traded bank holding companies. TSR aligns long-term incentive compensation to value created for our shareholders.

As reflected in the table below, the Compensation Committee determined a threshold, target and maximum level of achievement for the three-year performance cycle. In calculating performance to determine whether a performance goal has been achieved, the Compensation Committee will adjust for Extraordinary Events as defined in the 2015 Long-Term Incentive Plan.

PSU Metric	Threshold	Target	Maximum
Relative TSR	35th Percentile	50th Percentile	65th Percentile
ROTCE	13.00%	14.00%	15.00%

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TSR will be measured over the length of the cycle, from January 1, 2017 to December 31, 2019. ROTCE results are measured annually, adjusted for extraordinary items, and averaged using year-end reported amounts. The range of potential payouts, 0% to 150% of the target number of share units, was consistent with the design of PSUs awarded in the prior year, and determined to be within competitive market practice, and reasonable from an annual share run rate and dilution perspective.

Determination of individual LTI Grants. The Compensation Committee independently evaluated the CEO’s performance for the purpose of determining a 2017 long-term incentive award and assessed the competitive pay positioning that would result from the awards to be consistent with our pay-for-performance philosophy.

In determining award values for the other NEOs, the Compensation Committee considered the CEO’s performance assessments for each NEO, as well as additional input from the CEO, and the market guidelines provided by the consultant. Consistent with the company’s philosophy, the chief executive officer’s evaluation was based on a holistic approach that included individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards and the market-based framework the independent consultant developed. The key factors included in the evaluation of each NEO are discussed under “Compensation Decisions for each Named Executive Officer” below. The Compensation Committee approved awards in 2017 for the NEOs, excluding the chief executive officer, as recommended by the CEO.

Compensation Decisions for each Named Executive Officer

When considering base salary increases, adjusting MIP awards for business segment and individual performance, and determining the grant-date value of long-term incentive compensation awards, the CEO and Compensation Committee considered the performance of each executive under the following common factors:

Common Performance Factors:	• Financial and operating results
• Organization culture and colleagues
• Risk management and key metrics
• Strategic planning and execution
• Continuous improvement and simplification
• Customers, community and stakeholder relations.

Further, the Compensation Committee differentiated compensation for the NEOs other than the CEO by taking into consideration the CEO’s evaluation of each executive’s performance, role and relative contribution to overall company performance. Although there were no predetermined quantifiable goals against which business unit and individual performance were evaluated independently for purposes of determining compensation, highlights of the specific 2017 individual and business unit performance considered by the Compensation Committee for each NEO are set forth below.

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Compensation of Executive Officers

Stephen D. Steinour, CEO. In determining appropriate compensation for the CEO, the Compensation Committee considered Mr. Steinour’s outstanding leadership in 2017, including the following significant accomplishments:

•	Achievement of long-term financial goals

•	Achieved all five long-term financial goals (on an adjusted, non-GAAP basis) for the first time for full-year 2017.

•	Increased fully-taxable equivalent total revenue to $4.4 billion, or 22% year-over-year growth compared to our 4% —6% annual growth goal.

•	Delivered positive operating leverage (on an adjusted, non-GAAP basis) for the fifth consecutive year.

•	Reduced Efficiency Ratio (on an adjusted, non-GAAP basis) to 57%, consistent with our 56% — 59% goal.

•	Reported net charge-offs (NCOs) of 0.23%, the fourth consecutive year better than our long-term target range of 0.35% — 0.55%.

•	Achieved Return on Tangible Common Equity (ROTCE) of 16%, above our long-term goal of 13% to 15%.

•	Achieved all five long-term financial goals on a GAAP basis for the first time during the 2017 fourth quarter.

•	Strong financial performance

•	Delivered record net income for the third consecutive year.

•	Net income of $1.2 billion represented a 67% increase over the prior year.

•	Delivered 43% year-over-year increase in diluted earnings per common share.

•	Increased average core deposits 23% year-over-year.

•	Increased average total loans and leases 18% year-over-year.

•	Increased capital return to shareholders

•	Increased cash dividend for seventh consecutive year.

•	Cash dividend per share of $0.35, representing a 21% year-over-year increase.

•	Declared $379 million of cash dividends on common shares.

•	Repurchased $260 million of common stock (19 million shares) under the 2017 CCAR capital plan.

•	Completed the FirstMerit integration

•	Completed all FirstMerit branch and systems conversions.

•	Fully implemented all FirstMerit-related cost savings ($255 million annualized), including branch and corporate office consolidations and elimination of back-office redundancies.

•	Expanded home lending, SBA lending, and RV and marine lending businesses to new markets.

•	Delivered $48 million of revenue enhancements.

•	Huntington earned for the first time an “Outstanding” rating from the Office of the Comptroller of the Currency (OCC), for its most recent Community Reinvestment Act (CRA) Performance Evaluation period.

Stephen D. Steinour — 2017 Compensation Decisions
Base Salary Increase	N/A
MIP Award	$2,000,000
LTI	$5,000,000

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Howell D. “Mac” McCullough, Chief Financial Officer. The Compensation Committee, in determining appropriate compensation for Mr. McCullough, considered the following significant 2017 accomplishments:

•	Achievement of long-term financial goals

•	Achieved all five long-term financial goals (on an adjusted, non-GAAP basis) for the first time for full-year 2017.

•	Increased fully-taxable equivalent total revenue to $4.4 billion, or 22% year-over-year growth compared to our 4% —6% annual growth goal.

•	Delivered positive operating leverage (on an adjusted, non-GAAP basis) for the fifth consecutive year.

•	Reduced Efficiency Ratio (on an adjusted, non-GAAP basis) to 57%, consistent with our 56% — 59% goal.

•	Reported net charge-offs (NCOs) of 0.23%, the fourth consecutive year better than our long-term target range of 0.35% — 0.55%.

•	Achieved Return on Tangible Common Equity (ROTCE) of 16%, above our long-term goal of 13% to 15%.

•	Achieved all five long-term financial goals on a GAAP basis for the first time during the 2017 fourth quarter.

•	Strong Financial Performance

•	Delivered record net income for the third consecutive year.

•	Net income of $1.2 billion represented a 67% increase over the prior year.

•	Delivered 43% year-over-year increase in diluted earnings per common share.

•	Increased average core deposits 23% year-over-year.

•	Increased average total loans and leases 18% year-over-year.

•	Increased capital return to shareholders

•	Increased cash dividend for seventh consecutive year.

•	Cash dividend per share of $0.35, representing a 21% year-over-year increase.

•	Declared $379 million of cash dividends on common shares.

•	Repurchased $260 million of common stock (19 million shares) under the 2017 CCAR capital plan.

•	Completed the FirstMerit integration

•	Completed all FirstMerit branch and systems conversions.

•	Fully implemented all FirstMerit-related cost savings ($255 million annualized), including branch and corporate office consolidations and elimination of back-office redundancies.

•	Expanded home lending, SBA lending, and RV and marine lending businesses to new markets.

•	Delivered $48 million of revenue enhancements.

•	Reengineered and simplified the annual budget process.

•	Strong adopter of Continuous Improvement initiatives and colleague certifications.

•	Executive sponsor of the internal women’s Business Resource Group; played a key role in the expansion of Huntington’s time-off and caregiver leave policy.

Howell D. “Mac” McCullough — 2017 Compensation Decisions
Base Salary Increase	6.6%
MIP Award	$800,000
LTI	$1,400,000

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Compensation of Executive Officers

Paul G. Heller, Chief Technology & Operations Officer. The Compensation Committee in determining appropriate compensation for Mr. Heller considered the following significant 2017 accomplishments:

•	Completed the FirstMerit integration.

•	Completed all FirstMerit branch and systems conversions.

•	Fully implemented FirstMerit-related cost savings, including branch and corporate office consolidations and elimination of back-office redundancies.

•	Implemented increased efforts around cyber-security.

•	Built new state of art operations center in Central Ohio while consolidating two leased facilities.

•	Converted our credit and debit card and ATM process or to a new provider.

•	Built two new state of art Customer Care Centers in Akron, Ohio and Flint, Michigan.

•	Launched significant enhancements to our mobile and online access.

•	Significantly enhanced information security and disaster recovery capabilities.

•	Strong adopter of Continuous Improvement initiatives.

•	Active leadership in the Columbus Collaboratory, a rapid innovation and insights partnership that focuses on delivering business value through advanced analytics and cyber security solutions.

Paul G. Heller — 2017 Compensation Decisions
Base Salary Increase	4.2%
MIP Award	$775,000
LTI	$1,400,000

Helga Houston, Chief Risk Officer. The Compensation Committee, in determining appropriate compensation for Ms. Houston, considered the following significant 2017 accomplishments:

•

Provided strong leadership and direction to drive the collective efforts of the organization to ensure adherence to the company’s stated risk appetite, including through the integration of FirstMerit Corporation, and to further institutionalize the company’s risk culture.

•	Provided strong leadership over the company’s capital planning process, including successful filing of the company’s annual capital plan, and non-objection to the company’s proposed capital actions.

•	Increased capital return to shareholders.

•	Increased cash dividend for seventh consecutive year.

•	Cash dividend per share of $0.35, representing a 21% year-over-year increase.

•	Declared $379 million of cash dividends on common shares.

•	Repurchased $260 million of common stock (19 million shares) under the 2017 CCAR capital plan.

•	Reported net charge-offs (NCOs) of 0.23%, the fourth consecutive year better than our long-term target range of 0.35% —0.55%.

•	Drove enhanced focus on operations risk management controls.

•	Ensured critical compliance and Bank Secrecy Act (BSA) / Anti-Money Laundering (AML) program delivery.

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•	Named one of the “Top 25 Most Powerful Women in Banking” by American Banker.

•	Substantially bolstered progress and resource allocation within cyber and information technology risk management.

•	Strong adopter of Continuous Improvement initiatives.

•	Executive sponsor of the African American Business Resource Group.

Helga S. Houston — 2017 Compensation Decisions
Base Salary Increase	9.1%
MIP Award	$700,000
LTI	$1,200,000

Sandra E. Pierce, Private Client Group Director. The Compensation Committee in determining appropriate compensation for Ms. Pierce considered the following significant 2017 accomplishments:

•	Delivered 25% year-over-year increase in net income for Regional Banking and The Huntington Private Client Group.

•	Increased total revenues for Regional Banking and The Huntington Private Client Group 13% year-over-year.

•	Increased average total deposits for Regional Banking and The Huntington Private Client Group 12% year-over-year.

•	Increased average total loans and leases for Regional Banking and The Huntington Private Client Group 17% year-over-year.

•	Increased total asset under management (AUM) 8% year-over-year.

•	Increased total trust assets 16% year-over-year.

•	Strong adopter of Continuous Improvement initiatives.

•	Established Regional Presidents’ council and aligned Community Advisory Boards.

•	Named one of the “Top 25 Most Powerful Women in Banking” by American Banker.

Sandra E. Pierce — 2017 Compensation Decisions
Base Salary Increase	1.0%
MIP Award	$700,000
LTI	$1,100,000

Recently Completed PSU Performance Cycles

2015 — 2017 Cycle. December 31, 2017 marked the end of the three-year performance cycle for PSU awards granted in 2015. The Compensation Committee expects to certify the results and determine the final values for these PSU awards in April 2018. The metrics for this cycle were relative TSR targeted at the 50th percentile performance for the selected peer group and return on tangible common equity targeted at 12.25% averaged over the three years, all adjusted for significant items. During the period January 1, 2015 through December 31, 2017, absolute adjusted ROTCE was above maximum performance, and relative TSR was below threshold performance.

2014 — 2016 Cycle. In April 2017, the Compensation Committee determined the final award values for the PSU awards granted in 2014, which had a three-year performance cycle that ended on December 31, 2016. These awards were paid in shares of stock reported on a Form 4 report filed for each participating executive officer. The metrics for this cycle were relative return on assets targeted at the 50th percentile performance for the selected peer group, efficiency ratio targeted at

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61.0% for the three years, and absolute revenue growth targeted at 3.0% annualized over the three years, all unadjusted for significant items. During the period January 1, 2014 through December 31, 2016, relative return on assets and absolute revenue growth exceeded target performance, and the efficiency ratio was between threshold and target. Final awards were equal to 123% of target.

Other Policies & Practices

Stock Ownership & Holding Requirements

The Compensation Committee first established stock ownership requirements, expressed as a number of shares, for executive officers in 2006. The Compensation Committee adopted the current value-based approach in 2016 pursuant to which executives are required to meet and maintain a dollar value of ownership based on a multiple of current salary rather than a prescribed number of shares. This approach provides a consistent measure for all executives without regard to the date an executive becomes subject to the requirements and reduces the impact of stock price fluctuations. Ownership levels are evaluated annually based on then current stock prices. The executive’s current base salary is multiplied by his or her assigned multiple and compared to current holdings, valued based on a 30-day average closing stock price. After becoming subject to the guidelines, executives generally have five years to meet their ownership levels. Thereafter, executives must continue to meet their requirements on an on-going basis. Executive officers continue to be subject to a holding requirement equal to 50% of net shares received upon the exercises of a stock option or upon the release of full value awards. This amount of shares must be held until retirement or other departure from the company. The Compensation Committee may permit a discretionary hardship exemption from the ownership and / or holding requirements, on a case-by-case basis. All NEOs currently exceed their ownership guidelines.

Executive	Multiple	Ownership Guideline	Market Value of Shares Owned (1)
Steinour	6X	$6,600,000	$65,580,032
McCullough	3X	1,950,000	3,877,375
Heller	3X	1,875,000	4,535,270
Houston	3X	1,800,000	4,798,826
Pierce	3X	1,800,000	4,149,927

(1)	Value is based on the closing price of a share of Huntington common stock on January 31, 2018 ($16.18).

In addition to the executive officers, stock ownership requirements extends to approximately 70 additional senior managers and the shareholding requirements extend to approximately 1,150 additional colleagues

Hedging & Pledging Policies

The Compensation Committee has a policy prohibiting Huntington’s executive officers from hedging their ownership of Huntington stock, as this would be inconsistent with the goals of the compensation program. Prohibited hedging activity includes trading in financial instruments designed to hedge or offset any decrease in the market value of Huntington stock. These financial instruments include prepaid variable forward contracts, equity swaps, collars and exchange funds.

In addition, executive officers and directors are discouraged from pledging their Huntington securities, however they may pledge shares owned in excess of stock ownership guidelines with the consent of the General Counsel. Any such request, along with the General Counsel’s response, must be communicated to the Compensation Committee. None of Huntington’s executive officers or directors currently has shares of Huntington stock pledged, or had shares pledged in 2017.

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Compensation of Executive Officers

Annual Long-Term Incentive Award Grant Practices

The Compensation Committee may designate a grant date effective following the date of the committee action. This practice is followed in the event the trading window is closed pursuant to the company’s trading policies on the date the committee acts. Since 2012 we have granted our annual long-term incentive awards effective May 1. The exercise price for each stock option award is equal to the fair market value of a share of common stock on the grant date. Under the company’s stock plan, fair market value is generally defined as the closing price on the applicable date. We prohibit the repricing of stock options.

Recoupment / Clawback Policies

Our Recoupment / Clawback Policy is a tool for recoupment or clawback of incentive compensation in appropriate situations to the extent permitted (or required) by law and by the company’s plans, policies and agreements. Incentive Compensation subject to possible clawback or recoupment includes:

(a)	any bonus or other cash incentive payment, including commissions, previously paid or payable, and

(b)

any equity compensation, vested or unvested (including without limitation, performance shares and performance share units, restricted stock and restricted stock units, and stock options), and net proceeds of any exercised or vested equity awards.

The policy is applicable to all colleagues, including the named executive officers. In general, situations that trigger a review under this policy involve behaviors or actions outside the bounds of the company’s overall risk appetite and governance structure. In determining whether to require reimbursement or forfeiture of an executive officer’s incentive compensation, the Compensation Committee shall take into account such considerations as it deems appropriate, such as the extent to which the employee’s actions or inactions were in violation of the code of conduct; whether the action or inaction could reasonably be expected to cause financial or reputational harm to the company; the egregiousness of the conduct; the tax consequences to the affected employee; and other factors as the Committee deems appropriate under the circumstances. For employees who are not executive officers, the decision to recoup or clawback incentive compensation is made by the CEO jointly with the Chief Human Resources Officer.

Specific provisions apply in the event of a financial restatement. If it is determined by the board of directors that gross negligence, intentional misconduct or fraud by an employee or former employee caused or partially caused the company to have to restate all or a portion of its financial statements, the board, in its sole discretion, may, to the extent permitted by law and the company’s benefit plans, policies and agreements, and to the extent it determined in its sole judgment that it is in the best interests of the company to do so, require repayment of a portion or all of any Incentive Compensation if (1) the amount or vesting of the Incentive Compensation was calculated based upon, or contingent on, the achievement of financial or operating results that were the subject of or affected by the restatement; and (2) the amount or vesting of the Incentive Compensation would have been less had the financial statements been correct.

Further, pursuant to Section 954 of the Dodd-Frank Act, if the company is required to restate any of its financial statements because of a material financial reporting violation, the company shall recover the amount in excess of the incentive compensation payable under the company’s restated financial statements, or such other amount required under the Dodd-Frank Act or any other applicable law or policy. The company shall recover this amount from any current or former employee who received incentive compensation during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Act.

In addition, we have included clawback provisions in incentive plans for executive officers and for all employees. For NEOs our recoupment and clawback policies include the following:

•

Stock Plans. We also have forfeiture and recoupment provisions in the 2015 Long-Term Incentive Plan and the proposed 2018 Long-Term Incentive Plan specific to awards under these plans. Except following a change in control event, should

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Compensation of Executive Officers

the Compensation Committee determine that a participant has committed a serious breach of conduct or has solicited or taken away customers or potential customers with whom the participant had contact during the participant’s employment with us, the Compensation Committee may terminate any outstanding award, in whole or in part, whether or not yet vested. If such conduct or activity occurs within three years following the exercise or payment of an award, the Compensation Committee may require the participant or former participant to repay to us any gain realized or payment received upon exercise or payment of such award. A serious breach of conduct includes, without limitation, any conduct prejudicial to or in conflict with Huntington or any securities law violations including any violations under the Sarbanes-Oxley Act of 2002. In addition, awards may be forfeited upon termination of employment for cause.

•

Annual Incentive Plan. The Management Incentive Plan provides that if Huntington is required to restate any of its financial statements because of a material financial reporting violation, Huntington will recover the amount in excess of the award payable under Huntington’s restated financial statements, or such other amount required under the Dodd-Frank Act. In addition, if the Compensation Committee determines that a participant took unnecessary or excessive risk, manipulated earnings, or engaged in any misconduct described in our Recoupment Policy, the Committee may terminate the participant’s participation in the plan and require repayment of any amount previously paid in accordance with the Recoupment Policy, any other applicable policies and any other applicable laws and regulations.

Benefits

Executive officers participate in the same broad-based benefit programs generally available to all employees. A limited number of additional benefits are offered to executive officers and certain other officers and are designed to represent a modest portion of total compensation. Following is a list of the additional benefits and compensation elements offered to executive officers during 2017.

Supplemental Savings: The NEOs are eligible to participate in a supplemental defined contribution plan. This plan is further discussed following the Non-Qualified Deferred Compensation 2017 table below.

Deferred Compensation: Our Executive Deferred Compensation Plan, a non-qualified plan, provides a vehicle for participants to defer receipt of cash or stock to a time when taxes may be at a more personally beneficial rate and / or to save for long-term financial needs. This plan is discussed in more detail following the Non-Qualified Deferred Compensation 2017 table below.

Perquisites: A very limited number of perquisites are utilized at Huntington; they represent a small component of compensation and are not intended to be performance-based. We offer an incurred expense reimbursement allowance for tax and financial planning to our NEOs, up to 2% of base salary per year. For the chief executive officer, we provide security monitoring of his personal residence, and for efficiency and security, use of our cars and drivers and occasional use of a corporate aircraft to which the company has access. All personal use of the corporate aircraft is in accordance with Huntington’s Aircraft Usage Policy. We also provide relocation benefits to senior level employees to facilitate transition to their new locations.

Employment Agreement: Only one executive officer, the CEO, has an employment agreement with us, which is described under “Mr. Steinour’s Employment Agreement” below.

Severance Arrangements: Huntington has change-in-control agreements, referred to as Executive Agreements, with our NEOs. The objectives of the Executive Agreements are to provide severance protections for the NEOs in the event of a qualifying termination of employment in connection with a change-in-control of Huntington and to encourage their continued employment in the event of any actual or threatened change-in-control of Huntington. The Executive Agreements are further described under “Potential Payments upon Termination or Change in Control” below.

Frozen Supplemental Pension: The CEO is a participant in the frozen pension plan (frozen on December 31, 2013) and is also a participant in a supplemental defined benefit plan that was also frozen on the same date. These plans are further discussed under the Pension Benefits 2017 table, below.

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Compensation of Executive Officers

Tax & Accounting Considerations

Internal Revenue Code Section 162(m) generally places a $1 million limit on the amount of compensation a publicly-traded company can deduct in any one year for certain executive officers. Historically, including when we made our 2017 compensation decisions, Code Section 162(m) contained an exception to the $1 million limit on deductibility for “performance-based” compensation. Regulations under Code Section 162(m) required several requirements to be satisfied in order for compensation to qualify as performance-based. Over the years we have worked to balance our compensation philosophy with the goal of achieving maximum deductibility under Code Section 162(m).

Our Management Incentive Plan for Covered Officers and 2015 Long-Term Incentive Plan were structured so that awards under these plans for “covered officers” may qualify as performance-based compensation deductible for federal income tax purposes under Code Section 162(m). The Compensation Committee has also reserved the right, however, with respect to any award or awards, to determine that compliance with Code Section 162(m) is not desired after consideration of the goals of Huntington’s executive compensation philosophy and whether it is in the best interests of Huntington to have such award so qualified.

The “Tax Cuts and Jobs Act” eliminates the performance-based exception under Code Section 162(m), effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers (including stock options) in excess of $1 million will not be deductible unless it qualifies for transition relief that applies to compensation paid under binding contracts that were in effect as of November 2, 2017. Covered executive officers now include anyone who has ever been Huntington’s CEO, CFO or one of the three highest paid named executive officers in any fiscal year beginning after December 31, 2016. Because of the lack of regulatory and other guidance pertaining to the future interpretation of Code Section 162(m) and the new transition rule, no assurance can be given that compensation intended to qualify for Code Section 162(m)’s performance-based exception in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with Huntington’s business needs. Huntington will continue to evaluate the impact of the elimination of the performance-based exception and the impact of the transition rule on its current and future compensation programs. In addition, the Compensation Committee may award compensation in the future that is not fully deductible under Code Section 162(m) if the Compensation Committee believes that such compensation packages will best attract, retain, and award successful executives and contribute to achievement of Huntington’s business objectives.

Huntington also takes into consideration Internal Revenue Code Section 409A with respect to non-qualified deferred compensation programs, and ASC 718, “Compensation — Stock Compensation” in administering its equity compensation program.

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Compensation of Executive Officers

Compensation Tables

The following table sets forth the compensation paid by us and by our subsidiaries for each of the last three fiscal years ended December 31, 2017, to our principal executive officer, principal financial officer, and the three other most highly compensated executive officers serving at the end of 2017.

Summary Compensation 2017

Name and Principal Position (1)	Year	Salary	Bonus	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (5)	All Other Compen- sation (6)	Total (7)
Stephen D. Steinour
Chairman, President and CEO	2017	1,100,000	—	4,076,187	749,998	2,000,000	155,293	598,492	8,679,970
	2016	1,061,538	—	4,122,487	726,124	2,400,000	54,953	566,510	8,931,612
	2015	1,000,000	—	4,037,478	712,499	1,650,000	—	430,325	7,830,302
Howell D. McCullough III
Chief Financial Officer and Senior Executive Vice President	2017	634,615	—	1,141,324	210,000	800,000	—	138,454	2,924,393
	2016	596,538	—	1,019,993	179,659	900,000	—	55,326	2,751,516
	2015	565,385	200,000	934,994	164,999	675,000	—	71,032	2,611,410
Paul G. Heller
Chief Technology & Operations Officer, Senior Executive Vice President	2017	615,385	—	1,141,324	210,000	775,000	—	136,004	2,877,713
	2016	590,385	—	1,019,993	179,659	875,000	—	76,272	2,741,309
	2015	565,385	—	934,994	164,999	630,000	—	85,252	2,380,630

Helga S. Houston
Chief Risk Officer and Senior Executive Vice President	2017	580,769	—	978,275	179,997	700,000	—	106,647	2,545,688
	2016	542,308	—	892,483	157,201	850,000	—	79,861	2,521,853
	2015	518,462	—	849,986	149,998	575,000	—	60,005	2,153,451
Sandra E. Pierce
Private Client Group Director and Senior Executive Vice President	2017	597,732	—	896,745	164,998	700,000	—	70,167	2,429,642
	2016	222,789	850,000	1,750,065	—	—	—	2,112,954	4,935,808

(1)

Mr. Steinour also serves as Chairman, President and Chief Executive Officer of The Huntington National Bank. Ms. Pierce joined Huntington as Private Client Group Director and Senior Executive Vice President of The Huntington National Bank, effective upon the acquisition of FirstMerit Corporation in August 2016. She also serves as Regional Banking Director.

(2)

The amounts in this column are the grant date fair values of awards of restricted stock units and performance share units determined for accounting purposes in accordance with FASB ASC Topic 718. The performance share units are valued at target. The assumptions made in the valuation are discussed in Note 15 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31, 2017. These awards were granted on May 1, 2017.

	Time- Vesting RSUs	Performance- Based PSUs (Target)	Total Stock Awards
Stephen D. Steinour	1,749,989	2,326,198	4,076,187
Howell D. McCullough III	489,998	651,326	1,141,324
Paul G. Heller	489,998	651,326	1,141,324
Helga S. Houston	419,993	558,282	978,275
Sandra E. Pierce	384,990	511,755	896,745

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Compensation of Executive Officers

The grant date value of the performance share units assuming the highest level of performance is set forth below.

Dollar Value of Performance Share Units at Maximum Performance
Stephen D. Steinour	$2,951,200
Howell D. McCullough III	826,327
Paul G. Heller	826,327
Helga S. Houston	708,281
Sandra E. Pierce	649,252

(3)

The amounts in this column are the grant date fair values of awards of stock options determined for accounting purposes in accordance with FASB ASC Topic 718. The assumptions made in the valuation are discussed in Note 15 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for the year ended December 31, 2017.

Risk-Free Interest Rate	2.04%
Expected Volatility	29.5%
Expected Term	6.5 years
Expected Dividend Yield	3.31%

(4)

The amounts in this column are the dollar value of annual incentive awards earned under the Management Incentive Plan for 2017. These awards will be paid in cash up to the target award amount; any amount earned in excess of target will be paid in RSUs which vest in three equal annual increments from the date of grant.

	2017 MIP Award Value	Amount Paid in Cash	Amount Paid in RSUs
Stephen D. Steinour	$2,000,000	$1,650,000	$350,000
Howell D. McCullough III	800,000	634,615	165,385
Paul G. Heller	775,000	615,385	159,615
Helga S. Houston	700,000	580,769	119,231
Sandra E. Pierce	700,000	597,732	102,268

(5)

The amount in this column represents the change in the actuarial present value of accumulated benefit from December 31, 2016 to December 31, 2017, under two defined benefit pension plans: the Retirement Plan and the Supplemental Retirement Income Plan, referred to as the SRIP. These plans were closed to new hires after December 31, 2009 and were frozen as of December 31, 2013. Benefits are based on levels of compensation and years of credited service as of December 31, 2013. The valuation method used to determine the present values, and all material assumptions applied, are discussed in Note 16 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2017. The change in present value for Mr. Steinour under each plan is detailed below. None of the other named executive officers are eligible to participate in these plans as they were hired after participation was closed to new hires. Additional detail about these plans is set forth in the discussion following the table of Pension Benefits 2017 below. There were no above-market or preferential earnings on non-qualified deferred compensation.

	Change in Present Value Retirement Plan	Change in Present Value SRIP	Total Change in Present Value
Stephen D. Steinour	$13,151	$142,142	$155,293

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Compensation of Executive Officers

(6)

All other compensation as reported in this column includes: our contributions to the Huntington Investment and Tax Savings Plan, a defined contribution plan, referred to as the 401(k) Plan, and our Supplemental Stock Purchase and Tax Savings Plan and Trust; perquisites and personal benefits valued at incremental cost to us; premiums for group term life insurance; and dividends paid on vesting of previously awarded RSUs. These amounts are detailed below.

	Amounts Contributed to 401(k) Plan ($)	Amounts Contributed to Supplemental Plan ($)	Perquisites and Personal Benefits ($)	Group Term Life Insurance ($)	Dividends Paid Upon Vesting Event ($)	Total All Other Compensation ($)
Stephen D. Steinour	10,800	30,462	169,625	396	387,209	598,492
Howell D. McCullough III	10,800	17,877	—	396	109,381	138,454
Paul G. Heller	10,800	17,231	12,500	396	95,077	136,004
Helga S. Houston	10,800	12,000	—	396	83,451	106,647
Sandra E. Pierce	10,800	15,994	18,815	396	24,162	70,167

In the ordinary course of business, Huntington maintains a number of automobiles and has access to a corporate aircraft as needed to provide efficient and secure business transportation for senior management. When it is not otherwise needed for business travel, a corporate aircraft may be available to Mr. Steinour for personal usage given the constraints of commercial flight arrangements, en route work requirements, travel or work schedules or other circumstances burdensome on time and the potential security risks for the company. The incremental cost to Huntington for personal use of a plane by Mr. Steinour during 2017 was based on an hourly rate and totaled $138,213, consisting of variable charges for crew, landing and parking, fuel and oil, radio maintenance and repairs, supplies, and outside services. For efficiency and security Mr. Steinour is also permitted personal use of the automobiles, driven by Huntington security personnel, including for commuting, which permits him to work while traveling. The incremental cost of this usage to Huntington for 2017 was based on a rate per mile for fuel and maintenance and overtime costs for the drivers. Other perquisites and personal benefits for Mr. Steinour consisted of financial planning and security monitoring of his personal residence. Perquisites and personal benefits for Mr. Heller consisted of financial planning. For Ms. Pierce, perquisites and personal benefits consisted of financial planning and reimbursement for three days of unused paid time off pursuant to a transition program for legacy FirstMerit colleagues, consistent with FirstMerit Corporation policy. The perquisites and personal benefits for Mr. McCullough and Ms. Houston were zero or did not exceed $10,000 and are not included.

(7)	This column shows the total of all compensation for the fiscal year as reported in the other columns of this table.

The table below sets forth potential opportunities for annual cash incentive awards under the Management Incentive Plan for Covered Officers and awards of RSUs, PSUs and stock options for 2017.

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Compensation of Executive Officers

Grants of Plan-Based Awards 2017

Name	Grant Date	Date of Board or Committee Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh) (5)	Grant Date Fair Value of Stock and Option
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)				Awards ($) (6)
Steinour
Annual Incentive			825,000	1,650,000	3,300,000
PSUs	5/1/2017	4/19/2017				95,493	190,985	286,478				2,326,198
Options	5/1/2017	4/19/2017								266,903	13.09	749,998
RSUs	5/1/2017	4/19/2017							133,689			1,749,989
McCullough
Annual Incentive			317,308	634,615	1,269,231
PSUs	5/1/2017	4/19/2017				26,738	53,475	80,213				651,326
Options	5/1/2017	4/19/2017								74,733	13.09	210,000
RSUs	5/1/2017	4/19/2017							37,433			489,998
Heller
Annual Incentive			307,692	615,385	1,230,769
PSUs	5/1/2017	4/19/2017				26,738	53,475	80,213				651,326
Options	5/1/2017	4/19/2017								74,733	13.09	210,000
RSUs	5/1/2017	4/19/2017							37,433			489,998
Houston
Annual Incentive			290,385	580,769	1,161,538
PSUs	5/1/2017	4/19/2017				22,918	45,836	68,754				558,282
Options	5/1/2017	4/19/2017								64,056	13.09	179,997
RSUs	5/1/2017	4/19/2017							32,085			419,993
Pierce
Annual Incentive			298,866	597,732	1,195,465
PSUs	5/1/2017	4/19/2017				21,008	42,016	63,024				511,755
Options	5/1/2017	4/19/2017								58,718	13.09	164,998
RSUs	5/1/2017	4/19/2017							29,411			384,990

(1)

Each of the named executive officers participated in the 2017 cycle of the Management Incentive Plan, our annual incentive plan. The award opportunities presented in the table are based on percentages of salary and threshold, target and maximum levels of corporate performance. Awards are subject to adjustment for individual and business unit performance. Actual awards earned for 2017 are reported in the Summary Compensation Table under the column headed “Non-Equity Incentive Compensation”.

(2)

Each of the named executive officers is a participant in the PSU award cycle commencing in 2017. These columns reflect the potential number of PSUs to be vested upon satisfaction of the applicable performance conditions as of December 31, 2019, at threshold, target and maximum performance.

(3)

The Compensation Committee awarded RSUs to each of the named executive officers. These RSU awards vest over a period of four years, with 50% of the award vesting in year three and 50% of the award vesting in year four.

(4)	The Compensation Committee awarded stock options to each of the named executive officers. These stock options vest in four equal annual increments beginning one year from the date of grant.
(5)	Each stock option reported has a per share exercise price equal to the closing price of a share of Huntington common stock on the grant date, as reported on the Nasdaq Stock Market.
(6)	The amounts in this column are the grant date fair values, for accounting purposes, of the awards of PSUs (at target), RSUs and stock options determined in accordance with FASB ASC Topic 718.

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Compensation of Executive Officers

The following table sets forth details about the unexercised stock options and unvested awards of RSUs and PSUs held by the named executive officers as of December 31, 2017.

Outstanding Equity Awards at Fiscal Year-End 2017

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable (1)	Number of Securities Underlying Unexercised Options(#) Unexer- cisable (1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have not Yet Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have not Vested ($) (4)
Stephen D. Steinour
	7/25/2011	2,070,320		6.0200	7/25/2018
	5/1/2012	483,826		6.7700	5/1/2019
	5/1/2013	586,880		7.0600	5/1/2020
	5/1/2014	241,582	80,528	9.0800	5/1/2021	86,729	1,262,774
	2/17/2015					10,726	156,171
	5/1/2015	138,618	138,619	10.8900	5/1/2025	162,611	2,367,618	232,302	3,382,318
	2/16/2016					31,941	465,060
	5/1/2016	83,813	251,440	10.0600	5/1/2026	175,361	2,553,254	250,516	3,647,508
	2/14/2017					77,334	1,125,988
	5/1/2017		266,903	13.0900	5/1/2027	135,233	1,968,993	193,191	2,812,857
Howell D. McCullough III
	4/9/2014	225,000	75,000	9.8700	4/9/2021
	5/1/2014	45,632	15,211	9.0800	5/1/2021	16,382	238,522
	2/17/2015					4,985	72,582
	5/1/2015	32,101	32,101	10.8900	5/1/2025	37,657	548,286	53,796	783,276
	2/16/2016					17,782	258,907
	5/1/2016	20,737	62,212	10.0600	5/1/2026	43,388	631,728	61,983	902,476
	2/14/2017					30,468	443,618
	5/1/2017		74,733	13.0900	5/1/2027	37,865	551,319	54,093	787,588
Paul G. Heller
	5/1/2014	59,053	19,685	9.0800	5/1/2021	21,200	308,672
	2/17/2015					4,673	68,039
	5/1/2015	32,101	32,101	10.8900	5/1/2025	37,657	548,286	53,796	783,276
	2/16/2016					14,189	206,595
	5/1/2016	20,737	62,212	10.0600	5/1/2026	43,388	631,729	61,983	902,476
	2/14/2017					29,021	422,549
	5/1/2017		74,733	13.0900	5/1/2027	37,865	551,319	54,093	787,588

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Compensation of Executive Officers

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable (1)	Number of Securities Underlying Unexercised Options(#) Unexer- cisable (1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have not Yet Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have not Vested ($) (4)
Helga S. Houston
	5/1/2014		17,001	9.0800	5/1/2021	18,309	266,579
	2/17/2015					4,497	65,476
	5/1/2015	29,182	29,183	10.8900	5/1/2025	34,234	498,440	48,905	712,060
	2/16/2016					12,795	186,292
	5/1/2016	18,145	54,435	10.0600	5/1/2026	37,964	552,756	54,235	789,656
	2/14/2017					29,991	436,669
	5/1/2017		65,056	13.0900	5/1/2027	32,456	472,553	46,365	675,080
Sandra E. Pierce
	4/1/2016					60,404	879,482
	8/16/2016					124,790	1,816,939
	5/1/2017		58,718	13.0900	5/1/2027	29,751	433,170	42,501	618,818

(1)

Awards of stock options granted in 2014 through 2017 become exercisable in four equal annual increments from the date of grant and are fully vested on the fourth anniversary. The earlier awards of stock options reported in the table have all become exercisable and are fully vested.

(2)

The awards of restricted stock units granted on May 1st each year vest over a period of four years, with 50% of the award vesting in year three and 50% of the award vesting in year four. The awards of restricted stock granted to Ms. Pierce on August 16, 2016, vest in 3 equal increments over 3 years. An award of restricted stock granted to Ms. Pierce by FirstMerit Corporation on April 1, 2016, was converted to a restricted stock award with respect to Huntington common stock upon the merger effective August 16, 2016, subject to the same terms and conditions applicable to the award as granted by FirstMerit Corporation. One third of these restricted shares will vest on April 21 of each of the following three years. Each other award of restricted stock units reflected in this column was granted in partial payment of annual incentive earned under the Management Incentive Plan and vests in 3 equal increments over a period of 3 years commencing on the first anniversary of the date of grant. The awards granted on and after May 1, 2015, reflect the impact of dividend reinvestment.

(3)

The market value of the awards of restricted stock units that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 29, 2017 ($14.56) by the number of shares.

(4)

The performance share units reported in these columns will vest subject to achievement of the applicable performance goals as of the end of a three-year performance period. Each performance share unit is equal to one share of common stock. The number of performance share units and the market value reported were determined on the basis of achieving target performance goals. The market value of the performance share units was determined by multiplying the closing price of a share of Huntington common stock on December 29, 2017 ($14.56) by the number of units. The performance share units granted on May 1, 2015 vested on December 31, 2017; awards will be released in April 2018 after final award values are determined and certified by the Compensation Committee. Awards granted on and after May 1, 2015, reflect the impact of dividend reinvestment.

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Compensation of Executive Officers

The table below sets forth the number of shares that were acquired upon the exercise of options and the vesting of RSUs in 2017. Also included are shares acquired from the vesting of PSU awards for the cycle that ended December 31, 2016. These shares were released on April 19, 2017. Not reflected are shares to be received for the three-year PSU performance cycle that ended on December 31, 2017; the Compensation Committee expects to certify the results and determine the final award values in April 2018.

Option Exercises and Stock Vested 2017

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Stephen D. Steinour	49,833	$369,081	497,596	$6,393,918
Howell D. McCullough	—	—	150,502	1,951,342
Paul G. Heller	147,845	1,019,095	126,334	1,630,464
Helga S. Houston	226,391	1,441,319	111,028	1,434,230
Sandra E. Pierce	—	—	92,243	1,187,083

(1)

The value realized upon exercise of options reflects the difference between the market value of the shares on the exercise date and the exercise price of the options. The value realized upon vesting of RSUs was determined by multiplying the number of shares by the market value on the vesting date. Mr. Steinour deferred 294,189 shares, Mr. McCullough deferred 14,744 shares, Ms. Houston deferred 16,085 shares, and Ms. Pierce deferred 62,041 shares, respectively, acquired upon vesting pursuant to the terms of the Executive Deferred Compensation Plan described below.

58	Huntington Bancshares Incorporated Notice of the Annual Meeting and 2018 Proxy Statement

Compensation of Executive Officers

We maintain two plans under which executive officers may defer compensation on a non-qualified basis: the Supplemental Stock Purchase and Tax Savings Plan and Trust, referred to as the Supplemental Plan, and the Executive Deferred Compensation Plan, referred to as the EDCP. For each named executive officer, information about participation in the Supplemental Plan and the EDCP is contained in the table below.

Nonqualified Deferred Compensation 2017

Name	Executive Contributions in Last Fiscal Year($)	Registrant Contributions in Last Fiscal Year($) (1)	Aggregate Earnings (Loss) in Last Fiscal Year($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End($) (2)
Stephen D. Steinour
Supplemental Plan	30,462	30,462	101,206	0	875,660
EDCP	4,016,952	—	1,657,477	0	14,471,361
Howell D. McCullough III
Supplemental Plan	44,692	17,877	21,972	0	205,307
EDCP	204,499	—	185,857	0	1,119,873
Paul G. Heller
Supplemental Plan	17,231	17,231	3,201	0	37,662
EDCP	—	—	—	—	—
Helga S. Houston
Supplemental Plan	15,000	12,000	17,057	0	156,064
EDCP	258,441	—	106,113	0	818,916
Sandra E. Pierce (3)
Supplemental Plan	15,994	15,994	2,893	0	34,881
EDCP	806,538	—	399,755	0	2,915,510
FirstMerit Corporation SERP	0	0	77,697	0	761,222

(1)	The employer contributions are also reported in the Summary Compensation Table under “All Other Compensation”.
(2)

The year-end balances in this column reflect the impact of our employer matching contributions under the Supplemental Plan made and reported as compensation for the named executive officers for 2015 and 2016 in the Summary Compensation Table under “All Other Compensation” as follows: $64,000 for Mr. Steinour, $27,302 for Mr. McCullough, and $20,711 for Ms. Houston under the Supplemental Plan, and $2,100,081 for Ms. Pierce under the 2008 FirstMerit Corporation Supplemental Executive Retirement Plan.

(3)

Ms. Pierce has an account under the 2008 FirstMerit Corporation Supplemental Executive Retirement Plan. A participant in this plan will receive a distribution in cash equal to the value of the vested portion of his or her account generally within 90 days following his or her separation from service. Each participant may direct that the participant’s account be valued as if it is invested in one or more available investment fund indices.

The Supplemental Plan

The purpose of the Supplemental Plan is to provide a supplemental savings program for eligible employees (as determined by the Compensation Committee) who are unable to continue to make contributions to the Huntington Investment and Tax Savings Plan, a tax qualified 401(k) plan referred to as the 401(k) Plan, for part of the year because the individual has: (I) contributed the maximum amount permitted by the Internal Revenue Service for the calendar year ($18,000 in 2017); or (II) received the maximum amount of compensation permitted to be taken into account by the Internal Revenue Service for the calendar year ($270,000 in 2017). The 401(k) Plan and the Supplemental Plan work together. When an employee elects to participate in the 401(k) Plan, he or she designates the percentage between 1% and 75% of base pay on a pre-tax, Roth after tax, or a combination of pre-tax and Roth after-tax basis that is to be contributed to the 401(k) Plan. Contributions to the 401(k) Plan are automatically deducted from the employee’s pay and then allocated to the employee’s 401(k) Plan account. For 2017, we matched 100% on the first 4% of base compensation deferred to the 401(k) Plan. The Supplemental Plan

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Compensation of Executive Officers

generally works the same way. When a participant elects to participate in the Supplemental Plan, he or she designates the percentage of base pay that is to be contributed to the Supplemental Plan — between 1% and 75% of base pay. All contributions to the Supplemental Plan must be on a pre-tax basis. We then match contributions according to the same formula used by the 401(k) Plan. Under the 401(k) Plan, employees can invest their contributions and our matching contributions in any of the available investment alternatives in the 401(k) Plan investment line-up. Under the Supplemental Plan, employee pre-tax contributions and our matching contributions are invested in Huntington common stock.

A participant cannot receive a distribution of any part of his account in the Supplemental Plan until his or her employment terminates. Once employment terminates, the account in the Supplemental Plan is required to be distributed to the participant in-kind. Distributions from the Supplemental Plan are subject to federal and state income tax withholding.

The Executive Deferred Compensation Plan

The EDCP provides senior officers designated by the Compensation Committee the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards. An election to defer can only be made on an annual basis and is generally irrevocable. Generally, contributions to this plan consist of compensation deferred by the participants. Deferrals of common stock are held as common stock until distribution. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the investment option selected by the participant and tracked by a book-keeping account. The investment options consist of common stock and a variety of mutual funds that are generally available and/or consistent with the types of investment options under the 401(k) Plan.

At the time of each deferral election, a participant elects the method and timing of account distribution in the event of termination or retirement. In addition, a participant may elect an in-service distribution. Accounts distributed upon termination, retirement or in-service event may be distributed in a single lump sum payment or in installments. A participant may request a hardship withdrawal prior to termination or retirement. In addition, for amounts earned and vested on or before December 31, 2004, a participant may obtain an in-service withdrawal subject to a 10% penalty and suspension of future contributions for at least 12 months. Cash that is deferred is paid out in cash, except that any cash that is invested in our common stock at the time of distribution is distributed in shares. Common stock that is deferred is distributed in kind.

The table below sets forth the rate of return for the one-year period ending December 31, 2017 for each of the investment options under the EDCP.

AF EUROPAC GROWTH R6	31.17%	VANGUARD TARGET RET 2020	14.08%
FEDERATED BOND INST	7.05%	VANGUARD TARGET RET 2025	15.94%
FEDERATED TOT RT GVT BD IS	2.50%	VANGUARD TARGET RET 2030	17.52%
FEDERATED TREAS OBS IS	0.73%	VANGUARD TARGET RET 2035	19.12%
FID CONTRAFUND K6	—	VANGUARD TARGET RET 2040	20.71%
HUNTINGTON STOCK	12.98%	VANGUARD TARGET RET 2045	21.42%
OPP DEVELOPING MKT I	35.33%	VANGUARD TARGET RET 2050	21.39%
PIM FOR BD USHG I	3.52%	VANGUARD TARGET RET 2055	21.38%
PIM LOW DUR INST	1.84%	VANGUARD TARGET RET 2060	21.36%
T ROWE PRICE INST MDCPEQ GTH	26.02%	VANGUARD TARGET RET 2065	—
T ROWE PRICE INST SM CAP STK	15.45%	VANGUARD TARGET RET INC	8.47%
VANGUARD EQUITY INC ADM	18.49%	VANGUARD TOT BD MKT INST	3.57%
VANGUARD INFL PROT ADM	2.91%	VANGUARD TOT INTL STK IS	27.55%
VANGUARD INST INDEX	21.79%	VANGUARD WELLINGTON ADM	14.82%
VANGUARD TARGET RET 2015	11.50%

60	Huntington Bancshares Incorporated Notice of the Annual Meeting and 2018 Proxy Statement

Compensation of Executive Officers

Huntington’s Retirement Plan and Supplemental Retirement Income Plan, the SRIP, were frozen as of December 31, 2013. Only employees hired before January 1, 2010, are eligible to participate in these plans, as frozen. Mr. Steinour is the only named executive officers participating in both of these plans. The table below presents information for the named executive officers under the Retirement Plan and the SRIP.

Pension Benefits 2017

Name	Plan Name	Number of Years of Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Stephen D. Steinour
	Retirement Plan	5.0000	137,892	0
	SRIP	5.0000	1,030,558	0
Howell D. McCullough III
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A
Paul G. Heller
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A
Helga S. Houston
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A
Sandra E. Pierce
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A

(1)	Years of credited service reported in the table are the final years of credited service, frozen as of December 31, 2013.
(2)

This column reflects the actuarial present value of the executive officer’s accumulated benefit under the Retirement Plan and the SRIP as of December 31, 2017. The valuation method used to determine the benefit figures shown, and all material assumptions applied, are discussed in Note 16 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2017.

The NEOs other than Mr. Steinour were hired after January 1, 2010 and are not eligible to participate in the Retirement Plan. Eligibility for participation in the SRIP is limited to employees eligible to participate in the Retirement Plan who (a) have been nominated by the Compensation Committee; and (b) earn compensation in excess of the limitation imposed by Internal Revenue Code Section 401(a)(17) or whose benefit exceeds the limitation of Code Section 415(b).

Benefits under both the Retirement Plan and the SRIP are based on levels of compensation and years of credited service. Benefits under the SRIP, however, are not limited by Code Sections 401(a)(17) and 415(b). Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 2017, this limit was $270,000. Code Section 415 limits the annual benefit amount that a participant may receive under the Retirement Plan. For 2017, this amount was $210,000.

The benefit formula under the Retirement Plan was previously revised for benefits earned beginning on January 1, 2010. While the change did not affect the benefit earned under the Retirement Plan through December 31, 2009, there was a reduction in future benefits. The benefit earned in the Retirement Plan prior to January 1, 2010 is based on compensation earned in the five consecutive highest years of service. For service on and after January 1, 2010 and through December 31, 2013, the benefit earned in the Retirement Plan is based on compensation earned each year. For executives who are eligible for retirement or early retirement, the benefit earned in the SRIP is based on compensation earned in the five consecutive highest years of service and the Retirement Plan formula in effect on December 31, 2009. For executives who are not eligible

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for retirement or early retirement, the accrued benefit under the SRIP is based on the Retirement Plan formula in effect on and after January 1, 2010. Compensation consists of base salary and 50% of overtime, bonuses, incentives and commissions paid pursuant to plans with a measurement period of one year or less. Bonuses are taken into account in the year paid rather than earned. A participant who is at least 55 years of age with at least 10 years of service may retire and receive an early retirement benefit, reduced to reflect the fact that he or she will be receiving payments over a longer period of time.

The years of credited service have been capped for participants to the actual years of service with us through December 31, 2013, the date the plans were frozen. The maximum years of credited service recognized by the Retirement Plan and the SRIP is 40.

Benefit figures shown are computed on the assumption that participants retire at age 65, the normal retirement age specified in the plans. The normal form of benefit under the Retirement Plan is a life annuity. The Retirement Plan offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value greater than the applicable dollar limit under Code Section 402(g) ($18,000 for 2017) are paid from the SRIP in the form of a life annuity. The SRIP also offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value equal to or less than the applicable dollar limit under Code Section 402(g) are paid in the form of a lump sum distribution.

Payments upon Termination of Employment or Change in Control

Each of our named executive officers has a change in control agreement with us referred to as an Executive Agreement. The purposes of these agreements are to encourage retention of our key executives and to provide protection from termination related to a change in control of our company. These agreements do not include a “golden parachute” excise tax gross-up provision and the elimination of a provision that provided the executive serving as chief executive officer with the right to terminate employment solely as a result of a change-in-control. In addition, these agreements contain restrictions relating to the disclosure of confidential information and competing with Huntington (three year non-competition for the chief executive officer, and one year non-competition for the other named executive officers, post termination).

Huntington has an employment agreement with Mr. Steinour pursuant to which Mr. Steinour will continue to serve as Huntington’s president and chief executive officer through December 31, 2019. The agreement became effective December 1, 2012 for an initial three-year term, subject to three-year renewal periods upon expiration of the initial term and each renewal term, unless either party gives timely notice of nonrenewal. Mr. Steinour’s employment agreement provides for certain payments to him upon termination in certain situations other than a change in control.

In addition, each of the named executive officers has outstanding RSU awards and PSU awards which may be subject to accelerated vesting upon involuntary termination (not for cause), death, or disability.

Executive Agreements

Under the Executive Agreements, change in control generally includes:

•	the acquisition by any person of beneficial ownership of 25% or more of our outstanding voting securities;

•

a change in the composition of the board of directors if a majority of the new directors were not appointed or nominated by the directors currently sitting on the board of directors or their subsequent nominees;

•	a merger involving our company where our shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;

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Compensation of Executive Officers

•	the dissolution of our company; and

•	a disposition of assets, reorganization, or other corporate event involving our company which would have the same effect as any of the above-described events.

Under each Executive Agreement, we, or our successor, will provide severance benefits to the executive officer if his employment is terminated (other than on account of the officer’s death or disability or for cause):

•	by us, at any time within 24 months after a change in control;

•

by us, at any time prior to a change in control but after commencement of any discussions with a third party relating to a possible change in control involving such third party if the executive officer’s termination is in contemplation of such possible change in control and such change in control is actually consummated within 12 months after the date of such executive officer’s termination;

•	by the executive officer voluntarily with good reason at any time within 24 months after a change in control of our company; and

•

by the executive officer voluntarily with good reason at any time after commencement of change in control discussions if such change in control is actually consummated within 12 months after the date of such officer’s termination.

Good reason generally means the assignment to the executive officer of duties which are materially different from such duties prior to the change in control, a reduction in such officer’s salary or benefits, or a demand to relocate to an unacceptable location, made by us or our successor either after a change in control or after the commencement of change in control discussions if such change or reduction is made in contemplation of a change in control and such change in control is actually consummated within 12 months after such change or reduction. An executive officer’s determination of good reason will be conclusive and binding upon the parties if made in good faith.

In addition to any accrued salary and annual cash incentive payable as of termination, severance payments and benefits under the Executive Agreements consist of:

•	a lump-sum cash payment equal to three times annual base salary for the chief executive officer and two and one-half times annual base salary for each of the other named executive officers;

•

a lump-sum cash payment equal to three times for the chief executive officer, and two and one-half times for the other named executive officers, of the greater of the executive’s target annual incentive award for the calendar year during which the change in control occurs or the immediately preceding calendar year, provided the executive was a participant in the Management incentive Plan during the calendar year, or the immediately preceding calendar year;

•

a pro-rata annual incentive award paid upon a change in control under the Management Incentive Plan based on either the actual level of year-to-date performance, or the target award as a percent of base salary for the plan year preceding the change in control, whichever is greater, in accordance with the terms of the Management Incentive Plan;

•	36 months of continued insurance benefits for the chief executive officer, and 30 months for the other named executive officers;

•	fees for outplacement services for the executive up to a maximum amount equal to 15% of the executive’s annual base salary plus reimbursement for job search travel expenses up to $5,000;

•	stock options, restricted stock, RSU, and PSU awards under our stock and incentive plans become vested according to the terms of the plans; and

•	other benefits to which the executive was otherwise entitled including perquisites, benefits, and service credit for benefits.

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Compensation of Executive Officers

The Executive Agreements also provide for 36 months of additional service credited for purposes of retirement benefits for the chief executive officer and 30 months for the other named executive officers. Because the Retirement Plan and the SRIP were frozen as of December 31, 2013, this provision will not operate to increase accrued benefits under these plans. Additional service and compensation earned after the freeze date are not included in the calculation of benefits under the Executive Agreements. The additional service period will count for purposes of determining vesting or entitlement to early retirement benefits under these plans.

The Executive Agreements have a best-net-benefit clause which replaced the excise tax gross-ups. If an executive triggers the excise tax, the individual will either be “cut-back” to an amount that is $1 less than such amount that would cause the excise tax, or the executive will have the opportunity to pay the excise tax himself, depending on the result that provides the better after-tax result.

For a period of five years after any termination of the executive officer’s employment, we will provide the executive officer with coverage under a standard directors’ and officers’ liability insurance policy at our expense, and will indemnify, hold harmless, and defend the officer to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the officer in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of having been a director or officer of our company or any subsidiary.

In the event an executive officer is required to enforce any of the rights granted under his Executive Agreement, we, or our successor, will pay the cost of counsel (legal and accounting). In addition, the executive officer is entitled to prejudgment interest on any amounts found to be due in connection with any action taken to enforce such officer’s rights under the Executive Agreement.

As a condition to receiving the payments and benefits under the Executive Agreements, the executive officer will be required to execute a release. Severance benefits payable in a lump sum will be paid not later than 45 business days following the date the executive’s employment terminates, subject to applicable laws and regulations.

The Executive Agreements are extended annually and are subject to an extension for 24 months upon a change in control. An Executive Agreement will terminate if the executive officer’s employment terminates under circumstances that do not trigger benefits under the agreement. We may elect not to renew an agreement upon 30 days prior written notice.

The estimated payments and benefits that would be paid in the event each named executive officer terminated employment on December 31, 2017 and became entitled to benefits under his or her Executive Agreement are set forth below. For purposes of quantifying these benefits, we assumed that a change in control occurred on December 31, 2017 and that the executive officer’s employment was terminated on that date without cause. The closing price of a share of our common stock on December 29, 2017, the last business day of the year, was $14.56.

Name	Cash Severance/ Retention (1)	Pro-Rata Bonus Value (2)	Total Out-placement Value (3)	Total Welfare Value (4)	Additional Retirement Value (5)	Performance Contingent Equity Value (6)	Time- Based Equity Accel. Value (7)	Scale Back Amount, if Applicable (8)	Final Benefit (9)
Steinour	$8,250,000	$2,000,000	$170,000	$54,433	$509,983	$5,063,707	$12,463,602	$0	$28,511,725
McCullough	$3,250,000	$800,000	$102,500	$49,623	$0	$1,235,593	$3,706,977	$0	$9,144,692
Heller	$3,125,000	$775,000	$98,750	$53,862	$0	$1,235,593	$3,376,257	$0	$8,664,461
Houston	$3,000,000	$700,000	$95,000	$54,566	$0	$1,097,642	$3,038,871	$0	$7,986,079
Pierce	$3,000,000	$700,000	$95,000	$44,433	$0	$154,705	$3,215,906	$0	$7,210,044

(1)	Multiple of base salary and target annual incentive, payable in a lump sum.
(2)	Reflects full year annual incentive earned for fiscal year 2017 for each executive.
(3)	Reflects 15% of base salary plus $5,000 for job search travel.
(4)	Reflects 36 and 30-months of benefits for the CEO and other named executive officers, respectively.

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Compensation of Executive Officers

(5)

Value of additional 36 and 30 months of credited service under SRIP for the CEO and other named executive officers, respectively. Mr. Steinour has less than ten years of vesting service as of December 31, 2017. With the additional service credit, he attains early retirement eligibility (ten years of vesting service), so there is additional present value earned through the change-in-control.

(6)	For performance share units (PSUs), a prorated value based on the estimated performance as of December 31, 2017; includes dividend equivalents.
(7)	In-the-money value of time-based unvested stock options and RSUs; includes dividend equivalents.
(8)

Ms. Pierce would not be subject to excise taxes if terminated following a CIC of Huntington on December 31, 2017. All other executives would be in a better after-tax position when paying the excise tax liability himself or herself.

(9)	The total benefit to the executive under a change-in-control of the company and termination of employment.

Mr. Steinour’s Employment Agreement

Mr. Steinour’s employment agreement provides for certain payments upon a termination of his employment without “cause” or for “good reason” (each as defined in the agreement). The potential payments under these agreements are described and quantified below.

Upon termination without “cause” or for “good reason”, Mr. Steinour is entitled to payment of the following amounts:

•

accrued amounts consisting of unpaid base salary through termination, earned but unpaid annual incentive payments for the prior period, accrued and unused paid time off and incurred but unreimbursed business expenses;

•

a pro-rata incentive payment in respect of the fiscal year of the company in which the date of termination occurs, with such amount to equal the amount determined by the Compensation Committee based on the Company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the Compensation Committee for the company’s executive officers; and

•

a severance payment equal to two times his annual base salary and the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year; and

Mr. Steinour would also be entitled to payment and provision of any other amounts or benefits to which he was otherwise entitled.

If Mr. Steinour had terminated employment with us without “cause” or for “good reason” as of December 31, 2017, he would have been entitled to, in addition to accrued amounts and benefits, a pro rata annual incentive payment equal to $2,000,000 and a severance payment equal to $7,000,000.

If Mr. Steinour had terminated employment as of December 31, 2017, due to death or disability, he or his estate would have been entitled to a pro rata annual incentive payment for the year of termination (based on the company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the Compensation Committee for the company’s executive officers) equal to $2,000,000 and accrued obligations and benefits.

If Mr. Steinour had terminated employment as of December 31, 2017 without “good reason” and due to his retirement, he would have been entitled to a pro rata annual incentive payment for the year of termination equal to $2,000,000. Mr. Steinour was not eligible for normal retirement benefits as of December 31, 2017.

Severance benefits and payments are subject to execution and nonrevocation of a release of claims.

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Compensation of Executive Officers

RSUs and PSUs — Potential Accelerated Vesting

Each of the named executive officers has outstanding RSU awards and PSU awards which are subject to accelerated vesting upon involuntary termination (not for cause), death or disability. The table below sets forth the value of the shares and accumulated dividends that would have been payable under outstanding grants of RSUs and PSUs to the respective officers upon involuntary termination (not for cause), death or disability as of December 31, 2017.

Name	Award Type (1)		For Cause (2)	Involuntary Termination (Not for Cause) (3)	Death (4)	Disability (5)
Stephen D. Steinour
	RSU		—	$2,740,321	$7,415,512	$7,415,512
	PSU		—	$6,751,619	$9,842,684	$9,842,684
Howell D. McCullough III
	RSU		—	$2,552,240	$2,552,240	$2,552,240
	PSU		—	$2,473,341	$2,473,341	$2,473,341
Paul G. Heller
	RSU		—	$ 760,615	$2,064,892	$2,064,892
	RSA		—	$1,647,471	$2,473,341	$2,473,341
Helga S. Houston
	RSU		—	$ 690,667	$1,869,905	$1,869,905
	PSU		—	$1,463,545	$2,176,795	$2,176,795
Sandra E. Pierce
	RSA	(6)		$ 879,482	$879,482	$879,482
	RSU		—	$2,250,109	$2,250,109	$2,250,109
	PSU		—	$ 618,818	$618,818	$618,818

(1)

In the event accelerated vesting applies to a prorated award rather than the full award, the proration is based on the number of months from the grant date to the month of termination. Generally, in the event of proration of a PSU award, the proration is calculated on the target number of shares, subject to adjustment at the end of the performance cycle when the shares would be released along with all other PSU awards for the same cycle. Dividends for awards granted prior to May 1, 2015 are accumulated and paid in cash. Dividends for awards granted on or after May 1, 2015 are reinvested and accumulated as additional award shares.

(2)	There is full forfeiture of any unvested awards in the event of termination for cause.
(3)	Involuntary termination (not for cause) results in accelerated vesting of a prorated number of shares.
(4)

Termination in the event of death results in acceleration in full for all awards granted on or after May 1, 2016, and acceleration of a prorated number of shares for all awards granted prior to May 1, 2016. PSUs granted on and after May 1, 2016 that are subject to accelerated vesting due to termination in the event of death are not subject to adjustment at the end of the performance cycle.

(5)

Termination due to disability results in continued vesting of all awards granted on or after May 1, 2016, and accelerated vesting of a prorated number of shares for all awards granted prior to May 1, 2016. PSUs granted on or after May 1, 2016 that are subject to continued vesting due to termination in the event of disability are subject to adjustment at the end of the performance cycle.

(6)

An award of restricted stock granted to Ms. Pierce by FirstMerit Corporation on April 1, 2016, was converted to a restricted stock award with respect to Huntington common stock upon the merger effective August 16, 2016, subject to the same terms and conditions applicable to the award as granted by FirstMerit Corporation. This award provides for acceleration in full in cases of death, disability, involuntary termination not for cause or termination for good reason.

66	Huntington Bancshares Incorporated Notice of the Annual Meeting and 2018 Proxy Statement

Compensation of Executive Officers

Pay Ratio Disclosure

We are providing this disclosure pursuant to a rule adopted by the Securities and Exchange Commission implementing a mandate of the Dodd-Frank Act. The rule requires disclosure of the median annual total compensation of all employees, excluding the CEO, the annual total compensation of the CEO and the ratio of these amounts. For purposes of this disclosure, annual total compensation for both the median employee and the CEO is determined in accordance with the definition of annual total compensation as disclosed in the Summary Compensation Table.

In accordance with the rule, a median employee was determined from among the company’s employees (excluding the CEO) using a consistently applied compensation measure. The consistently applied compensation measure was 2017 W-2 Box 1 data as reflected in the company’s payroll records for each colleague (full-time, part-time, seasonal or temporary, and on long-term leave, but excluding the CEO) employed as of December 29, 2017. The median employee provides customer service in the commercial banking division.

After the median employee was identified, the employee’s annual total compensation for 2017 was determined for purposes of this disclosure. This ratio is a reasonable estimate calculated in a manner consistent with SEC Regulation S-K Item 402(u).

Median Employee Annual Total Compensation	$59,693
CEO Annual Total Compensation	$8,679,970
Ratio	145:1

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Proposal 1 — Election of Directors

The board of directors proposes the election of twelve directors at this annual meeting. Directors elected at the meeting will each serve a one-year term expiring at our 2019 annual meeting when their successors are duly elected and qualify.

Upon consultation with the Nominating and Corporate Governance Committee, the board of directors has reduced the number of directors to twelve, effective with this annual meeting, and has nominated the following directors currently serving: Lizabeth Ardisana, Ann B. Crane, Robert S. Cubbin, Steven G. Elliott, Gina D. France, Michael J. Hochschwender, Chris Inglis, Peter J. Kight, Richard W. Neu, David L. Porteous, Kathleen H. Ransier, and Stephen D. Steinour.

Unless otherwise directed, the shares represented by a properly submitted proxy will be voted FOR the election of each nominee. We have no reason to believe that any nominee will be unable or unwilling to serve as a director if elected. However, in the event that any of these nominees should become unavailable, the board of directors may decrease the number of directors pursuant to the bylaws, or the board of directors may designate a substitute nominee, for whom shares represented by a properly submitted proxy would be voted.

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Election of Directors

The board of directors recommends a vote FOR the election of each of the nominees for director.

Nominee Information

All of our nominees are seasoned leaders. Collectively they bring to our board an effective variety of skills, knowledge, experience and perspectives. We also have a mix of newer and longer-term directors among the nominees. See the charts under “Director Nomination and Board Evaluation” above which summarize the experience, background, tenure and age of the directors. The following provides biographical information regarding each of the nominees, including their specific business experience, qualifications, attributes and skills that the directors considered, in addition to their prior service on the board.

LIZABETH ARDISANA Director since: 2016 Age: 66 Committees: Risk Oversight Committee, Technology Committee

Principal Occupation: Ms. Ardisana is the chief executive officer and the principal owner of the firm ASG Renaissance, LLC which she founded in 1987. ASG Renaissance is a technical and communication services firm with 225 employees and offices in Dearborn and Farmington Hills, Michigan; Orange County, California; Charleston, South Carolina; and Cambridge, Ontario Canada. ASG Renaissance has more than 23 years of experience providing services to a wide range of clients in the automotive, environmental, defense, construction, healthcare, banking, and education sectors. Ms. Ardisana is also chief executive officer of Performance Driven Workforce, LLC, a scheduling and staffing firm which was founded in 2015 and has since expanded into five states.

Additional Business Experience and Information: As a Hispanic and female business owner, Ms. Ardisana is an active business and civic leader in Michigan. Ms. Ardisana has held numerous leadership positions in a variety of non-profit organizations, including the United Way for Southeastern Michigan (where she currently serves as chair), Skillman Foundation, CS Mott Foundation, Kettering University, Metropolitan Affairs Coalition and Focus: Hope. She was appointed by the governor of Michigan to the executive board of the Michigan Economic Development Corporation, and serves on its finance committee. Ms. Ardisana is also vice chair of the Wayne State University Physicians Group where she serves on the audit committee. She holds a bachelor’s degree in Mathematics and Computer Science from the University of Texas, a master’s degree in Mechanical Engineering from the University of Michigan and a master’s degree in Business Administration from the University of Detroit. Ms. Ardisana was a member of the board of directors of Citizens Republic Bancorp, Inc. from 2004 to 2013, and a member of the board of directors of FirstMerit Corporation from 2013 to 2016. Ms. Ardisana brings significant leadership to the board.

Key Experience and Skills:

• Consumer/brand marketing products experience

• Experience in leading alignment of compensation with organizational strategy and performance

• Financial expertise

• Merger, acquisition/business development and/or joint venture experience

• Strategic technology leadership at a large, complex organization

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Election of Directors

ANN B. (TANNY) CRANE Director since: 2010 Age: 61 Committees: Audit Committee, Community Development Committee, Executive Committee, Nominating and Corporate Governance Committee

Principal Occupation: President and Chief Executive Officer, Crane Group Company. Since 2003, Ms. Crane has led Crane Group Company, a privately-held, diversified portfolio company comprised of businesses primarily serving the manufacturing and services markets, as well as managing investments in private equity firms, and real estate and bond portfolios. Ms. Crane joined the manufacturer, Crane Plastics Company, in 1987 as director of human resources, and became vice president of sales and marketing in 1993. She was named president in 1996.

Additional Business Experience and Information: Ms. Crane was appointed as a director for the Federal Reserve Bank of Cleveland in 2003. After serving as a director for five years, she was named chair of the board and served in that capacity for two years. Ms. Crane served on the board of directors for Wendy’s International from 2003 to 2007. Ms. Crane and her company are widely recognized for their philanthropy throughout Central Ohio. Ms. Crane is an accomplished executive who is knowledgeable of the financial services industry and is deeply involved in community support and investment. Because of her knowledge and experience, Ms. Crane has been selected to serve on the Audit Committee, the Community Development Committee, the Executive Committee and the Nominating and Corporate Governance Committee.

Key Experience and Skills:

• Consumer products experience

• Experience in leading alignment of compensation with organizational strategy and performance

• Expertise in financial institution and regulatory matters

• Governmental experience; non-profit or non-financial regulatory expertise

• Merger, acquisition and/or joint venture experience

• Private equity management experience

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Election of Directors

  ROBERT S. CUBBIN

Director since: 2016

Age: 60

Committees:

Compensation Committee (Chair),

Huntington Investment Company

Oversight Committee

Other Current Public Company

Directorships:

Kelly Services, Inc.

Principal Occupation: Retired President and Chief Executive Officer of Meadowbrook Insurance Group. Mr. Cubbin retired in 2016 following a 30-year career with Meadowbrook Insurance Group during which he held various management positions. Mr. Cubbin joined the company as vice president and general counsel, primarily responsible for all legal and regulatory affairs. He was promoted to executive vice president in 1996 and then to president and chief operating officer in 1999, primarily responsible for all operational functions within the company. He became chief executive officer in 2001.

Additional Business Experience and Information: While with Meadowbrook, Mr. Cubbin led the formation of the firm’s insurance company subsidiaries, their initial capital raising efforts and ultimately led the company’s initial public offering and registration of its stock on the NYSE. He managed all negotiations, due diligence, integration and regulatory matters relative to dozens of acquisitions over his career. Mr. Cubbin served as a director of Meadowbrook Insurance Group, Inc., including during the time-period during which Meadowbrook was a public company. Previously Mr. Cubbin served on the board of directors of Citizens Republic Bancorp, Inc. from 2008 to 2013 and on the board of directors of FirstMerit Corporation from 2013 to 2016. He served as the chair of the audit committee at Citizens Republic Bancorp, Inc. Mr. Cubbin has served on the board of Kelly Services, Inc. since 2014, where he serves on the audit committee and as vice chair of the compensation committee. Mr. Cubbin previously served as a board member, executive committee member, and chair of the finance and investment committee of Business Leaders for Michigan, a non-profit organization, comprised of the state’s senior executives of the state’s largest job providers, which is focused on driving business development and economic change in the State of Michigan. Mr. Cubbin is a licensed attorney and member of the State Bar of Michigan. Mr. Cubbin is a broadly experienced executive who brings many years of expertise and leadership to our board and the committees on which he serves.

Key Experience and Skills:

• Consumer/brand marketing products experience

• Experience in leading alignment of compensation with organizational strategy and performance

• Financial expertise

• Legal experience

• Merger, acquisition/business development and/or joint venture expertise

• Senior executive experience at a publicly traded company

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Election of Directors

  STEVEN G. ELLIOTT

 Director since: 2011

 Age: 71

 Committees:

 Executive Committee,

 Integration Oversight Committee

 (ad hoc, Chair),

 Risk Oversight Committee

 (Chair),

 Significant Event Committee

 Other Current Public Company  Directorships:

 PPL Corporation

Principal Occupation: Retired Senior Vice Chairman, BNY Mellon. Mr. Elliott began a 23-year career with BNY Mellon in 1987 as head of finance for Mellon Financial Corporation. He was named chief financial officer in 1990, vice chairman in 1992, and senior vice chairman in 1998. Mr. Elliott also served as a director of Mellon Financial Corporation from 2001 until the merger with The Bank of New York in July 2007. He was then a director of BNY Mellon through July 2008. Prior to joining Mellon, Mr. Elliott served as chief financial officer of First Commerce Corporation, corporate controller of Crocker National Bank, senior vice president of Continental Illinois National Bank, and corporate controller of United California Bank. Mr. Elliott also has experience as a certified public accountant.

Additional Business Experience and Information: While at Mellon, Mr. Elliott led a number of the company’s servicing businesses and was co-leader of the integration of The Bank of New York and Mellon Financial Corporation when they merged in 2007. Mr. Elliott led strategic acquisitions, divestitures and restructurings, and he also held various business leadership roles in asset servicing, securities lending, foreign exchange, capital markets, global cash management, technology and institutional banking. Mr. Elliott also has substantial public company director experience, currently serving on the board of PPL Corporation where he chairs the audit committee and serves on the executive and finance committees. He previously served on the board of Alliance Bernstein, from 2011 to 2017, where he was lead director and chair of the audit committee, and served on its executive and compensation committees. Mr. Elliott has also served as a director of The Huntington National Bank since 2011. As an experienced financial services executive, Mr. Elliott brings valuable insight and advice to our board and to his role as chairman of the board’s Risk Oversight Committee, where his experience contributes to building strong and effective risk management.

Key Experience and Skills:

• Audit — Internal or External Experience

• Experience in leading alignment of compensation with organizational strategy and performance

• Expertise in financial institution and regulatory matters

• Leadership in enterprise risk management function

• Merger, acquisition and/or joint venture experience

• Senior executive experience at a public traded company

• Strategic technology leadership at a large, complex organization

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Election of Directors

GINA D. FRANCE Director since: 2016 Age: 59 Committees: Audit Committee, Huntington Investment Company Oversight Committee Other Current Public Company Directorships: Cedar Fair LP; CBIZ, Inc.

Principal Occupation: Chief Executive Officer and President of France Strategic Partners LLC, a strategy and transaction advisory firm serving corporate clients across the country. Before founding France Strategic Partners in 2003, Ms. France was a managing director of Ernst & Young LLP where she led a national client-facing strategy group. She has served as a strategic advisor to over 250 companies throughout the course of her career.

Additional Business Experience and Information: Ms. France has more than 35 years of strategy, investment banking and corporate finance experience. Previously Ms. France was an investment banker with Lehman Brothers in New York and San Francisco. Prior to Lehman Brothers, she served as the international cash manager of Marathon Oil Company. Ms. France has served on several corporate boards including: Cedar Fair LP (audit committee chair); CBIZ, Inc.; FirstMerit Corporation (nominating and governance committee chair); Dawn Food Products, Inc. and Mack Industries. She is a trustee of Baldwin Wallace University. Ms. France brings many years of finance, investment banking, financial reporting, risk oversight and corporate strategy experience to our board and the committees on which she serves.

Key Experience and Skills:

• Audit — Internal or External Experience

• Expertise in financial institution and regulatory matters

• Financial expertise

• Leadership in enterprise risk management function

• Merger, acquisition/business development and/or joint venture expertise

• Private equity management experience

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Election of Directors

J. MICHAEL HOCHSCHWENDER Director since: 2016 Age: 57 Committees: Community Development Committee

Principal Occupation: President and CEO of The Smithers Group, Akron, Ohio, a private group of companies that provides technology-based services to global clientele in a broad range of industries. Under his leadership, Smithers has experienced rapid growth, technological diversification and geographic expansion through an aggressive series of acquisitions as well as organic growth.

Additional Business Experience and Information: Mr. Hochschwender was a director of FirstMerit Corporation for ten years and served as a member of the audit committee and compensation committee. Mr. Hochschwender has more than 20 years of corporate management and consulting experience. Mr. Hochschwender holds a master’s degree from the Wharton School of Business at the University of Pennsylvania and a bachelor’s degree from Tulane University. He also served five years in the U.S. Navy SEAL Teams, deploying to Southeast Asia and the Middle East. He is active in local health, civic and educational organizations, currently serving on the boards of Ohio Foundation of Independent Colleges, and The University of Akron Foundation. Previously Mr. Hochschwender has served on the boards of the Akron General Medical Center, the Greater Akron Chamber of Commerce, Old Trail School, and The American Council of Independent Laboratories. Mr. Hochschwender was elected a Trustee of Burton D. Morgan Foundation in 2012. Mr. Hochschwender brings substantial leadership, executive experience and business experience in the northeast Ohio market to the board of directors.

Key Experience and Skills:

•  Experience in leading alignment of compensation with organizational strategy and performance

• Financial expertise

• Merger, acquisition/business development and/or joint venture expertise

• Strategic technology leadership at a large, complex organization

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Election of Directors

  CHRIS INGLIS

 Director since: 2016

 Age: 63

 Committees:

 Nominating and Corporate Governance  Committee,

 Technology Committee,

 Significant Event Committee

 Other Current Public Company   Directorships:

 FedEx Inc.;

 KeyW Corp.

Principal Occupation: Mr. Inglis is currently a Distinguished Visiting Professor of Cyber Studies at the U.S. Naval Academy. He previously served for 28 years at the National Security Agency (NSA) as a computer scientist and operational manager, retiring in 2014 as the Agency’s deputy director and senior civilian leader. In this role, he acted as the NSA’s chief operating officer responsible for guiding and directing strategies, operations and policy.

Additional Business Experience and Information: Prior to joining the NSA, Mr. Inglis had nine years of active duty service as an officer and pilot in the U.S. Air Force, followed by 21 years with the Air National Guard, from which he retired as a Brigadier General. His military service included command at the squadron, group and joint force headquarters and he holds a Command Pilot rating. He currently co-chairs a Department of Defense Science Board study on strategic cyber capabilities. He is a member of the U.S. Strategic Command’s Strategic Advisory Group and leads its Intelligence Panel. He is member of the National Intelligence University’s Board of Visitors and is a director of FedEx Inc. and KEYW Corp. Mr. Inglis’ leadership and his expertise in cybersecurity strengthen the governance of the board and the Technology Committee.

Key Experience and Skills:

• Cybersecurity expertise

• Leadership in enterprise risk management function

• Strategic technology leadership at a large, complex organization

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Election of Directors

  PETER J. KIGHT

 Director since: 2012

 Age: 61

 Committees:

 Technology Committee (Chair),

 Compensation Committee,

 Integration Oversight Committee

 (ad hoc),

 Significant Event Committee

 Other Current Public Company  Directorships:

 Blackbaud, Inc.

Principal Occupation: Private Investor. Mr. Kight served as co-chairman and managing partner (January 2010 to April 2013) and as senior advisor (April 2013 to April 2015) with Comvest Partners, a private investment firm providing equity and debt capital to middle market companies across the United States, including financial services and technology companies, with over $1.2 billion in capital under management. Previously, Mr. Kight served as director and vice chairman of Fiserv following Fiserv’s acquisition of CheckFree, a leading provider of electronic commerce services and products, in December 2007. Mr. Kight founded CheckFree in 1981. Mr. Kight served on the board of directors of Fiserv from 2007 to 2012.

Additional Business Experience and Information: As founder, chairman and chief executive officer of CheckFree, Mr. Kight was an innovator in providing electronic funds transfer services to businesses and consumers, and in developing infrastructures to support new services that enable and simplify the electronic movement and management of personal and business finances. Under Mr. Kight’s leadership, CheckFree expanded its scope to multiple types of payments and processing infrastructures, leveraging business intelligence to detect and prevent fraud, electronic billing, reconciliation, and operational risk management capabilities — through internal development and nearly 30 acquisitions. Mr. Kight has served on the boards of director for Akamai Technologies, Inc. from 2004 to 2012 and for Manhattan Associates, Inc. from 2007 to 2011. Mr. Kight brings to the board substantial leadership abilities and significant expertise in financial services technology and payment systems.

Key Experience and Skills:

• Cybersecurity experience

• Experience in leading alignment of compensation with organizational strategy and performance

• Merger, acquisition/business development and/or joint venture experience

• Private equity management experience

• Senior executive experience at a publicly traded company

• Strategic technology leadership at a large, complex organization

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Election of Directors

 RICHARD W. NEU

 Director since: 2010

 Age: 62

 Committee Memberships:

 Audit Committee (Chair), Executive  Committee,

 Integration Oversight Committee

 (ad hoc),

 Significant Event Committee

 Other Current Public Company  Directorships:

 Tempur Sealy International, Inc;

 TICC Capital Corp.

Principal Occupation: Retired Chairman, MCG Capital Corporation. Mr. Neu served as chairman of the board of the Washington, D.C.-based MCG Capital Corp. from 2009 to 2015, until its sale to PennantPark Floating Rate Capital Ltd. He also served as chief executive officer from October 2011 to November 2012. MCG was a publicly traded business development corporation providing financing to middle market companies throughout the United States. He first joined the MCG board in 2007, and served as a member of the audit, nominating and corporate governance, and the valuation and investment committees. From 1995 to 2004, Mr. Neu served as executive vice president, chief financial officer, treasurer, and director for both Charter One Financial, Inc. and Charter One Bank. He assumed this role following the merger of First Federal of Michigan and Charter One Financial, Inc. Mr. Neu joined First Federal of Michigan in 1985 as chief financial officer, and was elected to the board of directors in 1992.

Additional Business Experience and Information: Mr. Neu has served on the board of Tempur Sealy International, Inc. since 2015 and is currently its lead director. He also serves on the Tempur Sealy compensation and audit committees. Mr. Neu has served on the board of TICC Capital Corp. since December 2016 and currently serves on the TICC Capital audit, nominating and corporate governance, and valuation and compensation committees. Mr. Neu served on the board of the Dollar Thrifty Automotive Group from 2006 to 2012 until its sale to Hertz Corporation. He served as the lead director from December 2011 to November 2012, and served as chairman of the board from November 2010 to December 2011. He previously served as chairman of the audit committee and as a member of the corporate governance committee. Mr. Neu possesses a comprehensive knowledge of our bank markets, as well as extensive knowledge of the banking industry. He has led numerous bank acquisitions and integrations. Mr. Neu has also served as a director of The Huntington National Bank since 2013. Mr. Neu’s knowledge and diverse business experience, as well as financial acumen, make him a valued member of the board and chair of the board’s audit committee.

Key Experience and Skills:

• Audit  — Internal or External Experience

• Expertise in financial institution and regulatory matters

• Financial expertise

• Merger, acquisition/business development and/or joint venture expertise

• Private equity management experience

• Senior executive experience at a publicly traded company

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Election of Directors

 DAVID L. PORTEOUS

 Director since: 2003

 Age: 65

 Lead Director

 Committees:

 Executive Committee (Chair),

 Nominating and Corporate

 Governance Committee (Chair),

 Risk Oversight Committee,

 Significant Event Committee

Principal Occupation: Attorney, McCurdy, Wotila & Porteous, P.C. and Lead Director, Huntington. Mr. Porteous has practiced law for more than 38 years with a focus on corporate and municipal law and government relations. He has been a partner with McCurdy, Wotila & Porteous, P.C. since 2008, and prior to joining that firm he managed his own law practice for more than 20 years.

Additional Business Experience and Information: Mr. Porteous is a recognized authority on economic development and has served on the boards of directors of the Michigan Economic Development Corporation (MEDC), the Michigan Economic Growth Authority (MEGA), where he was chairman of the executive committee, the Michigan Strategic Fund, where he was chairman, and the Michigan Chamber of Commerce. Mr. Porteous is a former director of the Federal Home Loan Bank of Indianapolis where he also chaired the audit committee. He also was on the board of trustees of Michigan State University for more than eight years and was chairman of the board from 2003 to 2006 and was a member of its finance and audit committees. He is also on the board of the Michigan State University College of Law and serves on its executive committee. Mr. Porteous served as a director of Jackson National Life Insurance of New York from 2002 to 2016, where he has served as a member of the audit, risk and compensation committees. Mr. Porteous has also served as a director of The Huntington National Bank since 2004. Mr. Porteous regularly lectures on corporate governance and was one of three finalists for the New York Stock Exchange 2015 Independent Lead Director of the Year award. Mr. Porteous has an extensive legal background and possesses valuable experience in corporate and finance related matters, as well as an extensive knowledge of Huntington’s markets. These attributes make him an effective lead director, member of the Risk Oversight Committee and chair of the Executive Committee and the Nominating and Corporate Governance Committee.

Key Experience and Skills:

• Audit — Internal or External Experience

• Expertise in financial institution and regulatory matter

• Financial expertise

• Governmental experience; non-profit or non-financial regulatory expertise

• Legal experience

• Merger, acquisition/business development and/or joint venture expertise

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Election of Directors

KATHLEEN H. RANSIER Director since: 2003 Age: 70 Committees: Community Development Committee (Chair), Compensation Committee

Principal Occupation: Ms. Ransier is a retired partner in the Columbus office of Vorys, Sater, Seymour and Pease LLP where she practiced with the corporate group through December 2012. Ms. Ransier practiced law through her own private practice, Ransier & Ransier, for 26 years prior to joining Vorys, Sater, Seymour and Pease LLP in 2001. An attorney for almost 40 years, Ms. Ransier’s practice included transactional, commercial real estate, business organization, non-profit, and business development. From 1974 to 1976, Ms. Ransier was a securities attorney at the Ohio Department of Commerce Division of Securities. Ms. Ransier served as special counsel for the Ohio Attorney General from 1976 to 1994. She served as special counsel to the Franklin County Probate Court from 1985 to 1990, and has been appointed to boards and commissions by The Supreme Court of Ohio.

Additional Business Experience and Information: Ms. Ransier is very active in numerous professional, academic, cultural, social, community, economic development, and civic organizations. Ms. Ransier has served on numerous boards for civic organizations, educational institutions and non-profits, including: The Ohio State University Alumni Association, the Greater Columbus Arts Council, and the Supreme Court of Ohio Commission on Professionalism. Ms. Ransier has served on the board of the Columbus Regional Airport Authority since 1997, and served as chair from 2003 to 2009. Ms. Ransier brings analytical skills and a broad range of expertise in law and regulation to the board, and her substantial community involvement serves her well as chair of the board’s Community Development Committee.

Key Experience and Skills:

• Consumer/brand marketing products experience

• Expertise in financial institution and regulatory matters

• Governmental experience; non-profit or non-financial regulatory expertise

• Legal experience

• Merger, acquisition/business development and/or joint venture expertise

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Election of Directors

STEPHEN D. STEINOUR Director since: 2009 Age: 59 Committees: Executive Committee, Significant Event Committee (Chair) Other Current Public Company Directorships: Exelon Corporation; L Brands, Inc.

Principal Occupation: Chairman, President and Chief Executive Officer, Huntington Bancshares Incorporated and The Huntington National Bank. Mr. Steinour has served as our chairman, president and chief executive officer, and has also served in these roles for The Huntington National Bank since January 2009. Mr. Steinour joined Huntington from CrossHarbor Capital Partners in Boston, where he served as a managing partner. Previously Mr. Steinour was with Citizens Financial Group in Providence, Rhode Island, from 1992 to 2008, where he served in various executive roles, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology and operations among others. He was named president in 2005 and chief executive officer in 2007.

Additional Business Experience and Information: Mr. Steinour serves on the Board of Directors of the Federal Reserve Bank of Cleveland, L Brands, Inc., Exelon Corporation, and is a member of the Financial Services Roundtable. He is a Trustee of The Ohio State University Wexner Medical Center. Mr. Steinour is a member of The Columbus Partnership and serves on its Executive Committee, is Vice Chair of the Columbus Downtown Development Corporation, and is a member of the Ohio Business Roundtable. He previously served on the Board of Trustees of Liberty Property Trust, is a former Trustee of the Eisenhower Fellowships and the National Constitution Center and past Chairman of the Greater Philadelphia Chamber of Commerce. With more than 30 years of experience in all aspects of banking, Mr. Steinour brings extensive leadership experience, as well as broad knowledge of the banking industry to the board and his role a chief executive officer.

Key Experience and Skills:

• Business development / business creation and partnerships

• Consumer/brand marketing products experience

• Expertise in financial institution and regulatory matters

• Governmental experience; non-profit or non-financial regulatory expertise

• Leadership in enterprise risk management function

• Mergers and acquisitions, integrations and conversions

• Senior executive experience at a publicly traded company

• Strategic technology leadership at a large, complex organization

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Election of Directors

Directors Stepping Down

Three of our directors will be leaving the board at the annual meeting: Michael J. Endres, Jonathan A. Levy, and Eddie R. Munson. Each of these directors has brought substantial expertise and leadership to the board of directors and the committees on which each has served. Mr. Endres, who has served on the board for fifteen years, has been an investment professional for over 40 years and also has significant public company board and financial institution expertise. Having spent a considerable portion of his career with financial institutions, he has a keen awareness of matters relating to capital and capital adequacy for financial institutions. Mr. Levy has been a director in the financial services industry for 25 years, serving on a number of bank boards, including as lead director on the board of Sky Financial Group, Inc. prior to its merger with Huntington in 2007. Mr. Levy was instrumental in the integration of Sky Financial Group, Inc. into Huntington. Mr. Munson has more than 34 years of auditing and senior management experience from his career at KPMG and additional audit and governance experience at a variety of firms. Following a successful career in auditing and management, Mr. Munson has continued to distinguish himself through a variety of leadership positions with public companies and non-profit organizations.

Michael J. Endres, age 70, has served on the board since 2003. Mr. Endres is a Senior Advisor to Stonehenge Partners LLC, a private equity firm that he co-founded in 1999. Stonehenge Partners is a manager of the Stonehenge Opportunity Funds which invests in middle market companies throughout the Midwest. Prior to joining Stonehenge, Mr. Endres was chairman of Banc One Capital Partners where he directed the merchant banking activities of the firm and originated direct investments, primarily private equity and mezzanine, for middle market corporate clients. Mr. Endres also served as vice chairman of Banc One Capital Holdings, the holding company for the broker dealer and private investment arm of Banc One Corporation. Prior to his tenure at Banc One, he served as a principal with Meuse, Rinker, Chapman, Endres and Brooks engaging in investment and merchant banking; and was a senior vice president and director for Rotan Mosle Inc. He began his investment banking career in 1971 at The Ohio Company. He served as chair of audit, compensation, and executive committees for various public companies as well. Mr. Endres currently serves as a director of Worthington Industries (NYSE: WOR) and served as a past director of Tim Hortons Inc. (NYSE: THI), ProCentury Insurance Inc. (NASDAQ: PROS), Applied Innovation Inc. (NASDAQ: AINN), and Buckeye Financial Inc. (NASDAQ: BCKY). His experience extends to several large non-profit boards where he served as either chair of the board or chair of the finance committee. Mr. Endres has a depth of experience in equity investing, business development, strategic initiatives, financial analysis, leadership and management.

Jonathan A. Levy, age 57, has served on the board since 2007. Mr. Levy is co-founder and Managing Partner of Redstone Investments, a full service commercial real estate firm. The company was formed in 1991 and is located in Youngstown, Ohio and Tampa, Florida. The firm’s portfolio includes properties located throughout 15 states. Redstone’s expertise lies in all aspects of commercial real estate with a focus on acquisition, development and construction. In addition, Redstone participates in private equity investments including technology, banking and oil and gas investments. Mr. Levy has more than 30 years of experience in the commercial real estate business and has hands-on banking experience with his service at Marine Midland Banks, N.A. as a commercial real estate lender, from 1983 to 1988. He served on the board of Sky Financial Group, Inc. from 1999 until Huntington’s acquisition of Sky in 2007, and served as lead director of the Sky board from 2003 to 2007. Mr. Levy has also served on the boards of numerous public and private financial institutions including Western Reserve Bank, Citizens Bancshares, Inc., and Gulfshore Bancshares, Inc. Mr. Levy currently serves on the board of Property Capsule, Inc., a commercial real estate technology company. He also serves on the boards of various community non-profit organizations and has also been a member of the board of The Huntington National Bank since 2008. Mr. Levy has brought many years of business, banking, real estate and director experience to our board and the committees on which he has served.

Eddie R. Munson, age 67, has served on the board since 2014. Mr. Munson is the Retired Managing Partner, KPMG LLP, Detroit Office. A certified public accountant (inactive), Mr. Munson practiced with KPMG LLP from June 1972 to September 2006. While at KPMG, Mr. Munson was also a member of the board of directors, and at retirement, held the role of national partner in charge of university relations and campus recruiting. Mr. Munson is a former member of the Detroit Financial

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Election of Directors

Advisory Board. He also was the interim chief financial officer of management consulting services company BearingPoint, where he served as a board member from 2006 to 2008. He has also served on the board of United American Healthcare Corp. from 2006 to 2008, and on the board of Detroit-based Caraco Pharmaceutical in 2011. Mr. Munson also served as a trustee of the Huntington Funds, Huntington’s family of mutual funds, from June 2012 to July 2014. Additionally, Mr. Munson is a trustee for Detroit’s Skillman Foundation. As a retired CPA, Mr. Munson maintains professional memberships with the American Institute of Certified Public Accountants, Michigan Association of Certified Public Accountants, and National Association of Black Accountants.

The board extends its sincere gratitude to each of Mr. Endres, Mr. Levy and Mr. Munson for their valuable service and commitment to Huntington over the years.

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Proposal 2 — Approval of the 2018 Long-Term Incentive Plan

The board of directors is asking shareholders to approve the 2018 Long-Term Incentive Plan (the “2018 Plan”). Long-term incentives are a critical component of our pay for performance compensation philosophy. Equity grants are intended to reward colleagues for long-term sustained performance that is aligned with shareholder interests. Equity grants also support our strong culture of significant stock ownership.

The board of directors approved the 2018 Plan for grants of stock options, restricted stock, restricted stock units, stock appreciation rights, deferred stock units, long-term performance awards and other stock-based awards. The 2018 Plan was adopted in January 2018, subject to shareholder approval.

Approval of the 2018 Plan is needed to replenish the pool of shares we have for granting stock-based compensation to executives, other colleagues, non-employee directors, and consultants. If shareholder approval is not obtained, Huntington will not be able to grant equity awards after the shares authorized and reserved for issuance under the existing 2015 Long-Term Incentive Plan (the “2015 Plan”), are depleted.

The 2018 Plan is being submitted to the shareholders for approval in order to comply with the applicable requirements of The Nasdaq Stock Market, Inc. Shareholder approval is also necessary under the federal income tax rules with respect to the qualification of incentive stock options.

Huntington believes that its equity based compensation plans have made a significant contribution to its success in attracting and retaining key employees and directors.

The Board of Directors recommends that you vote FOR the 2018 Plan.

The board of directors recommends a vote FOR the approval of the 2018 Long-Term Incentive Plan.

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Approval of the 2018 Long-Term Incentive Plan

Consistent with the 2015 Plan, the 2018 Plan incorporates key corporate governance practices:

• Minimum Vesting Requirements — time-based vesting awards have a minimum three year cliff or gradual vesting requirement and cannot vest before the first anniversary of grant, except that such awards may vest earlier than three years in extraordinary circumstances discussed in the 2018 Plan, and also that the Compensation Committee may provide for the grant of time-based awards that become fully vested earlier than mandated in such other circumstances that the Committee believes to be in the best interest of Huntington for no more than 5% of Awards granted under the 2018 Plan;

• “Double trigger” CIC Vesting — the 2018 Plan requires a “double trigger” for accelerated vesting of awards in the event of a change in control;

• No Repricing without Shareholder Approval — the price of any option may not be altered or repriced, whether through amendment, exchange, cancellation and replacement, taking any action that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Huntington stock are traded, or any other means, without shareholder approval;

• No Cash Buyout without Shareholder Approval — cash buyouts or cancellations of outstanding stock options and stock appreciation rights in exchange for cash or shares where the option price exceeds the fair market value of the shares are prohibited without shareholder approval;

• Fair Market Value Stock Options — stock options and stock appreciation rights must be granted at not less than 100% of the fair market value on the date of grant;
• No Reload Options — reload options are not permitted;

• No Current Dividends on Awards — no ability of participants to receive current dividend payments with respect to any stock option or stock appreciation right until the participant has acquired the underlying shares by exercising vested awards, and no ability of participants to receive current dividend payments with respect to any restricted stock, restricted stock units, deferred stock units, and other stock-based awards, and performance-based awards, until the shares underlying such awards have become both vested and payable;

• Robust Forfeiture Provisions — forfeiture provisions enable the Compensation Committee to cancel awards and/or to require payback of any gains/awards which are tainted by misconduct of the participant;

• No Liberal Share Counting — liberal share counting is not permitted;
• Reasonable Expected Share Pool Life — internal modeling suggests our share pool will last approximately 3 to 4 years based on reasonable assumptions;

• Sensible Potential Stockholder Dilution — the overall cumulative potential dilution to stockholders of current outstanding awards and the shares made available for grant under the 2018 Plan is approximately 5.8% of common shares outstanding; Further, the annual rate at which we grant equity from existing plans has been reasonable (0.9% of common shares outstanding on a three-year average basis as of fiscal year-end 2017); and

• Independent Administration — it is administered by a committee of independent directors.

Purposes of the 2018 Plan

The 2018 Plan reserves for issuance a maximum aggregate number of shares of Huntington’s common stock equal to the sum of (i) 25 million shares, plus (ii) the number of shares that are authorized, but not issued or subject to outstanding awards under the 2015 Plan as of the date of approval of the 2018 Plan by the shareholders. Shares available for issuance under the 2018 Plan will be reduced by the number of shares covered by all awards granted under the 2018 Plan, on a one-for-one basis. As of December 31, 2017, there remained approximately 8 million shares available for issuance

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under the 2015 Plan. Upon shareholder approval of the 2018 Plan, no additional awards will be made under the 2015 Plan. Huntington expects that the shares remaining available under the 2015 Plan will not be sufficient for Huntington to award annual equity grants to its colleagues in 2018. Approval of the 2018 Plan is necessary to enable Huntington to continue to utilize equity awards to attract and retain key talent. Huntington also believes a sufficient reserve of shares is necessary to attract and retain key employees.

The 2018 Plan is designed to provide Huntington flexibility in its ability to motivate, attract, and retain the services of participants who make significant contributions to Huntington’s success and creation of shareholder value. Additional objectives of the 2018 Plan are to:

•	help optimize the profitability and growth of Huntington through stock-based incentives which are consistent with Huntington’s objectives and which align the interests of the participants to those of the shareholders;

•	induce participants to strive for the highest level of performance; and

•	promote teamwork.

Additional Information about the 2018 Plan

The information about the 2018 Plan which follows is subject to, and qualified in its entirety by reference to, the 2018 Plan document, which is attached to this proxy statement as Appendix A. We urge you to carefully read the 2018 Plan document in its entirety.

The 2018 Plan reserves for issuance a maximum aggregate number of shares of Huntington’s common stock equal to the sum of (i) 25 million shares, plus (ii) the number of shares that are authorized, but not issued or subject to outstanding awards under the 2015 Plan as of the date of approval of the 2018 Plan by the shareholders. As of December 31, 2017, approximately 8 million shares of common stock previously authorized and approved for issuance under the 2015 Plan are not subject to outstanding awards and remain available for the issuance of additional awards. The shares remaining under the 2015 Plan would be incorporated into the 2018 Plan and would be reduced by the full number of shares covered by all awards; accordingly, the total number of shares available for awards upon approval of the 2018 Plan would be no more than 33 million. This amount is equal to approximately 3.08% of Huntington’s shares outstanding, with a market value of $534 million as of January 31, 2018. Any shares issued under the 2018 Plan may be authorized and unissued shares, shares purchased in the open market, or shares held in treasury stock. Upon shareholder approval of the 2018 Plan, no additional awards will be made under the 2015 Plan.

No awards may be made on or after December 31, 2027. All shares authorized under the 2018 Plan are available for grants of full value awards. The shares authorized for issuance under the 2018 Plan and the number of shares subject to any specific award are subject to adjustment for stock dividends, stock splits, spin offs, mergers or other reorganizations as necessary to prevent dilution or enlargement of participants’ rights. Only shares that are subject to an award that terminates, expires, or lapses for any reason will be available for future grants of awards. Otherwise, the maximum number of shares available for issuance under the 2018 Plan is reduced by the full number of shares covered by all awards granted under the 2018 Plan. Further, unless otherwise required by applicable law or regulation, any shares granted through the assumption of or in substitution for outstanding awards granted by a company that is merged, consolidated with, or acquired by Huntington will not be subject to the share limitations of the 2018 Plan.

Administration. The Compensation Committee will administer the 2018 Plan. The Compensation Committee shall have full power to:

•	select the participants;

•	determine the sizes and types of awards;

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•	determine the terms and conditions of awards (which need not be consistent among participants);

•	construe and interpret the 2018 Plan and any agreement or instrument entered into under the 2018 Plan;

•	establish, amend, or waive rules and regulations for the 2018 Plan’s administration;

•

require a participant to make any representations or agreements that the compensation committee deems necessary or advisable to comply with or qualify for advantageous treatment under applicable securities, tax, or other laws; and

•	amend the terms and conditions of any outstanding award to the extent such terms and conditions are within the discretion of the Compensation Committee as provided in the 2018 Plan.

The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2018 Plan or any award in the manner and to the extent it shall deem desirable to carry the 2018 Plan into effect. Further, the Compensation Committee shall make all other determinations which may be necessary or advisable for the administration of the 2018 Plan.

Limitations on Awards

•

The maximum aggregate number of shares which may be subject to options and stock appreciation right awards (whether settled in cash, shares, or a combination thereof), on a combined basis, shall be 10 million shares over any five-year period.

•

The maximum aggregate cash equivalent value of all awards of restricted stock, restricted stock units, and deferred stock units, on a combined basis, that may be granted to any participant for any calendar year is $12 million.

•	The maximum aggregate cash or cash equivalent value of any other stock-based awards made under the 2018 Plan is $12 million.

•	The maximum aggregate cash or cash equivalent value of a long-term performance award is $12 million at the date of grant.

•	The maximum aggregate cash equivalent value of awards granted to non-employee directors during the term of the 2018 Plan is $10 million.

Minimum Vesting Condition. Any stock-based award granted under the 2018 Plan must not vest before the first anniversary of the date of grant and have a minimum vesting period of not less than three years. However, such awards may vest earlier than three years in extraordinary circumstances discussed in the 2018 Plan, and up to 5% of all awards granted under the 2018 Plan may have vesting periods of less than such mandated time-periods. Notwithstanding the foregoing, each grant or sale of deferred stock will be subject to a deferral period of not less than one year, as determined by the Compensation Committee at the date of grant.

Eligibility. Persons eligible to participate in the 2018 Plan are any employee and any non-employee director, and any consultant of Huntington or its subsidiaries. As of December 31, 2017, Huntington and its subsidiaries had approximately 15,600 employees and 14 non-employee directors who could be eligible to participate in the 2018 Plan. Participants are selected by the Compensation Committee, which also administers the 2018 Plan. Although there can be no assurance as to the number of participants selected by the Compensation Committee, the Compensation Committee approved equity awards under the 2018 Plan for 1,393 employees in 2017. Employees are eligible to receive all types of awards under the 2018 Plan. Non-employee directors and consultants are eligible to receive all types of awards under the 2018 Plan other than incentive stock options.

Types of Awards. Each award will be evidenced by a written award agreement setting forth the applicable terms and provisions. The types of the awards that may be granted under the 2018 Plan are described below.

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Stock Options. Grants of stock options are subject to the following restrictions and limitations:

•

The Compensation Committee may not grant an option to a participant if the sum of the number of shares then subject to all options held by such participant plus the shares then owned or deemed to be owned under the Code by such participant would constitute more than 10% of the total combined voting power of all classes of stock of Huntington.

•

The Compensation Committee may not grant incentive stock options to any employee if the aggregate fair market value of shares underlying all incentive stock options granted under any of Huntington’s plans exercisable for the first time by such employee during any calendar year exceeds $100,000. Any excess will be deemed a non-qualified stock option.

•

The option price for each grant must be at least 100% of the fair market value of a share of Huntington common stock on the date the option is granted. Generally, the fair market value of a share on any given date will be the closing price for which a share was sold on The Nasdaq Stock Market on that date.

•	No option may be exercisable on or after the tenth anniversary date of its grant.

•	Reload options are not permitted under the 2018 Plan.

•	Dividends or dividend equivalents may not be paid with respect to any option. Dividends will be paid only on the shares that a participant has acquired by exercising vested options.

The Compensation Committee may provide that if a participant has not exercised an option the day before the option would expire, and the fair market value of shares underlying such option exceeds, the exercise option, such option shall be automatically exercised immediately before it would otherwise expire.

If shares acquired upon exercise of incentive stock options are disposed of by a participant prior to either two years from the date of grant or one year from the date of exercise, or otherwise in a “disqualifying disposition” under the Code, the participant must notify Huntington in writing. Further, in such event, the participant will also cooperate with respect to any tax withholding obligations resulting from such disqualifying disposition.

Restricted Stock Awards. Each restricted stock agreement will specify the number of restricted shares granted, the period of restriction, and such other provisions as the Compensation Committee may determine. Other restrictions the Compensation Committee may impose include a stipulated purchase price, restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, a performance cycle, any time-based restrictions, and/or any restrictions under applicable federal or state securities laws.

At the Compensation Committee’s discretion, during the period of restriction, participants may exercise full voting rights with respect to the restricted shares and may be credited with regular cash dividends paid on such shares. Such dividends may not be paid currently and instead may either be accrued as contingent cash obligations or converted into additional shares of restricted stock, subject to the same vesting conditions as the original grant and upon such terms as the Compensation Committee establishes. Shares of restricted stock will become freely transferable by the participant after the last day of the applicable period of restriction.

Restricted Stock Units (RSUs). Each RSU agreement will specify the number of RSUs granted, the form of payment of the RSU, the period of restriction, and such other provisions as the Compensation Committee may determine. Other restrictions the Compensation Committee may impose include a stipulated purchase price, restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, a performance cycle, time-based restrictions, and/or any restrictions under applicable federal or state securities laws.

Prior to the distribution of shares (if any) under an RSU, participants holding RSUs may not exercise any voting rights and will not be entitled to any dividends or dividend equivalents with respect to the RSUs, unless otherwise determined by the

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Compensation Committee in its discretion. If dividend equivalents are awarded with respect to RSUs, such dividend equivalents may not be paid currently and instead may either be accrued as contingent cash obligations or be converted into additional RSUs, subject to the same vesting conditions as the original grant and upon such terms as the Compensation Committee establishes. Participants have no right to transfer any rights with respect to restricted stock units during the period of restriction.

Stock Appreciation Rights (SARs). A SAR will represent a right to receive a payment in cash, shares, or a combination thereof, equal to the excess of the fair market value of a specified number of shares on the date the SAR is exercised over an amount which will be no less than the fair market value on the date the SAR was granted (or the option price for SARs granted in tandem with an option).

SARs granted in tandem with the grant of a stock option may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. SARs granted in tandem with the grant of a stock option may be exercised only with respect to the shares for which the related option is then exercisable.

With respect to stock appreciation rights granted in tandem with an incentive stock option, such SAR will expire no later than the expiration of the underlying incentive stock option. In addition, the value of the payout with respect to such stock appreciation right may be for no more than 100% of the difference between the exercise price for the underlying option and the fair market value of the shares subject to the option at the time the stock appreciation right is exercised. SARs granted independently from the grant of a stock option may be exercised upon the terms and conditions stated in the applicable award agreement. Participants shall not be entitled to any dividends or dividend equivalents with respect to any SAR. Participants will be paid dividends only on shares that they have acquired by exercising vested SARs.

Deferred Stock Units. Each deferred stock unit grant or sale will constitute the agreement by Huntington to deliver shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral periods as the Compensation Committee may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment that is less than the fair market value of the shares on the date of grant.

During the deferral period, the participant will have no rights of ownership in the shares of deferred stock units and will have no right to vote them. The Compensation Committee may, at or after the date of grant, authorize payment of dividend equivalents on any shares underlying deferred stock units during the deferral period. If dividend equivalents are awarded with respect to shares underlying deferred stock units, such dividend equivalents may not be paid currently and instead may either be accrued as contingent cash obligations or converted to shares of performance-based deferred stock units subject to the same performance-based conditions as the original grant and upon such other terms as the Committee establishes.

Other Stock-Based Awards. The Committee may from time to time grant shares and other awards under the 2018 Plan that are valued in whole or in part by reference to, or are otherwise based upon and/or payable in shares. The Committee, in its sole discretion, shall determine the terms and conditions of such awards, which shall be consistent with the terms and purposes of the 2018 Plan.

Long-Term Performance Awards. Long-term performance awards may be in the form of shares and/or cash in amounts and upon terms as determined by the Compensation Committee. The Compensation Committee will set performance objectives which, depending upon the extent to which they are met, will determine the number of shares and/or value of long-term performance awards that will be paid to a participant. The Compensation Committee will establish performance cycles, which are no less than one year, for each award and may impose other conditions and restrictions, including restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, any time-based restrictions, or any restrictions under applicable federal or state securities laws.

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For any performance cycle, the Committee may authorize payment of dividend equivalents on any shares of underlying performance awards. Such dividend equivalents may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into shares subject to the same performance-based conditions as the original grant of performance awards and upon such other terms as the Committee establishes. No dividend equivalents may be paid on any shares underlying performance awards that failed to vest or that have been forfeited by the participant. After the end of a performance cycle, the participant will be entitled to receive payments of the amount of shares and/or cash earned by the participant over the performance cycle; provided, however, that except in the case of a change in control, the Compensation Committee has the discretion to reduce or eliminate an award that would otherwise be payable based on the Committee’s evaluation of all facts and circumstances. Payment of awards will be made in the form of cash or in shares of common stock, or in a combination thereof which have an aggregate fair market value equal to the value of the earned award at the close of the cycle. The Compensation Committee may place restrictions on shares of common stock awarded. Except in the case of a change in control, a participant must remain employed by Huntington until the date of payment in order to be entitled to a payment of a long-term performance award unless the Compensation Committee, in its discretion, provides for a partial or full payment to a participant who is not employed at the time of payment.

Restrictions on Transfer. In general, no award granted under the 2018 Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution.

Change in Control. Except as otherwise provided in the 2018 Plan, any Award Agreement or any employment agreement between Huntington and a participant, upon a Change in Control all outstanding Awards which are subject to a Period of Restriction or are not fully vested shall become fully exercisable and all restrictions thereon shall terminate if:

•	within 12 months after a Change in Control of the company occurs, the participant’s service has been terminated by the company (provided that such termination is for a reason other than for cause); or

•

(1) the company previously terminated the participant’s service without cause during the year before the Change in Control was consummated but after a third party or the company had taken steps reasonably calculated to effect a Change in Control, and (2) it is reasonably demonstrated by the participant that such termination of service was in connection with or in anticipation of a Change in Control.

In addition, the Committee may determine and provide through an Award Agreement, or other means, the treatment of partially completed Performance Cycles (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any Option or SAR for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Option or SAR been currently exercisable, but only upon prior approval of the company’s shareholders of such action; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

Performance-Based Awards

In general, within 90 days of the beginning of each performance cycle, the Compensation Committee will establish the “qualifying performance criteria” applicable to the performance cycle for each so designated covered employee. For purposes of the 2018 Plan, “qualifying performance criteria” will be any of the following performance criteria:

(a) revenue and income measures (which include sales, revenues, net income, earnings per share, non-interest income to total revenue ratio, non-interest income growth, interest income, net operating profit, interest income, pre-tax pre-provision (pre-tax income on a tax equivalent basis adjusted for provision expense, security gains and losses, and amortization of intangibles), economic value added, and earnings before interest, taxes, depreciation and amortization;

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(b) expense and efficiency measures (which include “efficiency ratio” (the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains), net interest margin, gross margins, operating margins, net-income margins, non-interest expense, and operating efficiencies);

(c) operating measures (which include productivity ratios, loan growth, deposit growth, customer profitability, and market share);

(d) return measures (which include return on average equity, tangible common equity or return on tangible common equity, return on average assets, and total shareholder return);

(e) credit quality measures (which include non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans);

(f) leverage measures (which include debt-to-equity ratio and net debt);

(g) risk measures (which include interest-sensitivity gap levels, regulatory compliance, satisfactory audit results, maintenance of required common equity levels (including common equity tier 1 levels), and financial ratings);

(h) achievement of balance sheet, income statement, or cash-flow statement objectives.

(i) achievement of strategic objectives, goals, or milestones (which include customer satisfaction and employee satisfaction survey results);

(j) technology or innovation goals or objectives;

(k) consummation of acquisitions, dispositions, projects or other specific events or transactions;

(l) acquisition integration or disposition management goals or objectives;

(m) product, customer or market-related objectives (including product revenues, revenue mix, product growth, customer growth, number or type of customer relationships, customer satisfaction, cross-selling goals, associate satisfaction, market share, branding); and

(n) any other objective goals established by the Committee.

Qualifying performance criteria may be expressed in terms of (i) attaining a specified absolute level of the criteria, or (ii) a percentage increase or decrease in the criteria compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the Committee. The Qualifying Performance Criteria may be measured on an absolute basis or relative to an established target, to previous year or other comparable period or periods’ results, to a designated comparison group or groups, or to one or more designated external or internal indices or benchmarks, and may be applied either to the company as a whole or to a business unit or subsidiary, in each case as determined by the Committee. Any specific metrics listed within the categories described above are intended to be illustrative and are not intended to be construed as limitations on the more general metrics. Qualifying performance criteria may be different for different Participants, as determined in the discretion of the Committee.

In determining whether a performance goal has been met, the Compensation Committee may include or exclude “extraordinary events” (as defined below), or any other events or occurrences of a similar nature in establishing the performance goal based on qualifying performance criteria and may use any extraordinary event in determining whether a performance goal based on the qualifying performance criteria has been achieved. Notwithstanding the above, the Compensation Committee may not use extraordinary events to modify performance goals under an award or increase the

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amount of an award otherwise payable to a participant if the effect of such modification would be to cause the award to lose a deduction under Code Section 162(m), except as otherwise determined by the Committee in its sole discretion after consideration of the goals of the company’s executive compensation philosophy and whether it is in the best interest of the company to have the award so qualified. The Compensation Committee shall not have the discretion to increase an award paid to any designated covered employee above the amount which was determined based upon the covered employee’s pre-established performance goals for the applicable performance cycle. Awards may be paid to covered employees only after the Compensation Committee has certified in writing that the performance goals have been met. Extraordinary events are:

•	changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results, including unforeseen and extraordinary changes in statutes and regulations that govern the company and its industry;

•	accruals or charges relating to reorganization and restructuring programs;

•

special gains or losses or other financial impact in connection with mergers and acquisitions involving the company or any of its significant subsidiaries, the purchase or sale of branches or significant portions of the company or any of its significant subsidiaries, or the sale of securities and investments of the company;

•

write-downs or write-offs of assets, including intangible assets such as goodwill and mortgage servicing rights (MSR) and valuation adjustments related to the impact of hedging (including MSR hedging);

•	litigation or claim matters;

•	expenses relating to unplanned regulatory actions;

•

any other significant items as discussed in Management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Annual Report on Form 10-K filed with the Securities and Exchange Commission;

•	gains or losses on the early repayment of debt; or

•	any other unforeseen events of occurrences of a similar nature identified in the first 90 days of a performance cycle.

Federal Income Tax Consequences of the 2018 Plan

The following summary describes the federal income tax consequences of awards under the 2018 Plan, generally, based on Management’s understanding of current federal income tax laws. The summary does not address foreign, state, or local tax laws, and such tax laws may vary from federal income tax laws. The exact federal income tax treatment of awards under the 2018 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Options and SARs. In general, a recipient of an option or SAR granted under the 2018 Plan will not have regular taxable income at the time of grant.

Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss. The character of such capital gain or loss (short-term or long-term) will depend upon the length of time that the optionee holds the shares prior to the sale or disposition.

An optionee generally will not be required to recognize any regular taxable income upon the exercise of an incentive stock option, provided that the optionee does not dispose of the shares issued to him or her upon exercise of the option within the two-year period after the date of grant and within one year after the receipt of the shares by the optionee. The optionee will have alternative minimum taxable income equal to the amount by which the fair market value of the shares on the exercise

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date exceeds the purchase price. An optionee will recognize ordinary taxable income upon the exercise of an incentive stock option if such optionee uses the broker-assisted cashless exercise method. Provided the optionee does not recognize regular taxable income upon exercise, the tax basis for the shares purchased is equal to the exercise price. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

Restricted Stock. In general, a participant who receives restricted stock will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares are no longer subject to restrictions. Alternatively, unless prohibited by the Compensation Committee, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt, provided the participant provides the Compensation Committee with ten days’ prior written notice of his or her intent to do so. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

RSUs. In general, a participant who is awarded RSUs will not recognize taxable income upon receipt. When a participant receives payment for an award of RSUs in shares or cash, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares used to pay out RSUs are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses. In such a case, a participant, unless prohibited by the Compensation Committee, may elect under section 83(b) of the Code to be taxed at the time of receipt, provided the participant provides the Compensation Committee with ten days’ prior written notice of his or her intent to do so. In general, any gain recognized thereafter will be capital gain.

Deferred Stock Units. In general, a participant who receives an award of deferred stock will not recognize taxable income upon receipt, but instead will be subject to tax at ordinary income rates on the fair market value of any nonrestricted stock on the date that such stock is transferred to the participant under the award, reduced by any amount paid by the participant for such stock. In general, any gain recognized thereafter will be capital gain.

Withholding Requirements. A participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld in an amount that does not exceed the maximum individual statutory tax withholding rate in a given jurisdiction, or such other amount that does not trigger adverse accounting treatment under ASC 718 or any successor thereto, or by delivering to Huntington already-owned shares, having a value equal to the amount required to be withheld.

Potential Tax Deduction Limits. Huntington generally will be entitled to a tax deduction in connection with an award made under the 2018 Plan only to the extent that the participant recognizes ordinary income from the award. Code Section 162(m) denies a deduction to any publicly traded company for compensation paid to certain “covered employees” (generally, anyone who has ever been Huntington’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016) in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. Historically, compensation paid to any covered employees that qualified as “performance-based” compensation under Code Section 162(m) could be excluded from the $1 million limit. Effective for tax years beginning after December 31, 2017, the performance-based compensation exclusion has been repealed, unless transition relief available for written binding contracts that were in effect (and not subsequently modified) as of November 2, 2017. It is possible that compensation attributable to awards, when combined with other types of compensation paid to a covered employee, may exceed $1 million. The Compensation Committee has also reserved the right, with respect to any award or awards, to determine that compliance with Code Section 162(m) is not desired after consideration of the goals of Huntington’s executive compensation philosophy and whether it is in the best interests of Huntington to have such award so qualified.

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Code Section 409A Compliance. Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.

Based on proposed regulations and other guidance issued under Code Section 409A, the awards under the 2018 Plan could be affected. In general, if an award either (1) meets the requirements imposed by Code Section 409A or (2) qualifies for an exception from coverage of Code Section 409A, the tax consequences described above will continue to apply. If an award is subject to Code Section 409A and does not comply with the requirements of Code Section 409A, then amounts deferred in the current year and in previous years will become subject to immediate taxation to the participant, and the participant will be required to pay (1) a penalty equal to interest at the underpayment rate plus 1% on the tax that should have been paid on the amount of the original deferral and any related earnings and (2) in addition to any regular tax, an excise tax equal to 20% of the original deferral and any earnings credited on the deferral.

Huntington has designed the 2018 Plan so that awards either comply with, or are exempt from coverage of, Code Section 409A. Huntington intends to continue to review the terms of the 2018 Plan and may, subject to the terms of the 2018 Plan, adopt additional amendments to comply with current and additional guidance issued under Section 409A of the Code.

Other Provisions

Nothing in the 2018 Plan limits Huntington’s right to terminate any participant’s employment at any time, with or without cause, nor confers upon any participant any right to continued employment with Huntington. The 2018 Plan does not give any participant any interest, lien or claim against any specific asset of Huntington, and thus, the participant will have only the rights of a general unsecured creditor of Huntington. Huntington has the right to deduct or withhold, or require the participant to remit an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required to be withheld with respect to any taxable event arising under the 2018 Plan. The participant may elect to have Huntington withhold shares having a fair market value in an amount that does not exceed the maximum individual statutory tax rate in a given jurisdiction, or such other amount that does not trigger adverse accounting treating under ASC 718 or any successor thereto. Alternatively, the participant may deliver shares that have been held at least six months to satisfy the tax withholding obligation related to the transaction. Participants may name beneficiaries to receive his or her benefits under the 2018 Plan in case the participant dies before he or she receives such benefit.

The Compensation Committee may permit or require a participant to defer receipt of an award which would otherwise be due the participant. In that event, the Compensation Committee may establish procedures for payment of such deferred awards, including the payment of interest or dividend equivalents. Except following a change in control, in the event the Compensation Committee determines that a participant has committed a serious breach of conduct (which includes, without limitation, any conduct prejudicial to or in conflict with Huntington or any securities law violations including any violations under the Sarbanes-Oxley Act of 2002) or has solicited or taken away customers or potential customers with whom the participant had contact during the participant’s employment with Huntington, the Compensation Committee may terminate any outstanding award, in whole or in part, whether or not yet vested. In addition, if such conduct or activity occurs within three years of the exercise or payment of an award, the Compensation Committee may require the participant or former participant to repay to Huntington any gain realized or payment received upon exercise or payment of such award.

Except in the case of a change in control or where shareholder approval is required, the Compensation Committee or the Board of Directors will have the authority to alter, suspend, or terminate the 2018 Plan in whole or in part at any time. Shareholder approval is required to change the stated maximum limits on shares and cash awards, change the minimum option price of an option, change the eligible participants, or reprice or alter the option price of stock options or stock appreciation rights, or buy out or cancel in exchange for cash stock options or stock appreciation rights when the option price exceeds the fair market value of the underlying shares.

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Approval of the 2018 Long-Term Incentive Plan

It is not possible to state in advance the exact number, types, or values of awards that may be made or the identity of the employees and directors who may receive awards under the 2018 Plan. It is also not possible to determine the awards that might have been paid in 2017 if the 2018 Plan had then been in effect because the Compensation Committee has discretion to determine the sizes and types of awards to be granted under the 2018 Plan. Any actual awards, however, which are made to Huntington’s named executive officers and directors will be reported as required in Huntington’s future proxy statements.

A vote in favor of adopting the 2018 Plan will constitute approval of all terms of the 2018 Plan, including the adoption of all qualifying performance criteria identified above, the eligible employees, and the maximum award payable to a participant.

Equity Compensation Plan Information

The following table sets forth information about Huntington common stock authorized for issuance under our existing equity compensation plans as of December 31, 2017.

	Number of Securities
Plan Category (1)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (2) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (3) (b)	Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (4) (c)
Equity compensation plans approved by security holders	33,535,707	3.40	7,920,791
Equity compensation plans not approved by security holders	6,928	10.50	—

Total	33,542,635	3.41	7,920,791

(1)

All equity compensation plan authorizations for shares of common stock provide for the number of shares to be adjusted for stock splits, stock dividends, and other changes in capitalization. The Huntington Investment and Tax Savings Plan, a broad-based plan qualified under Code Section 401(a) which includes Huntington common stock as one of a number of investment options available to participants, is excluded from the table.

(2)

The numbers in this column (a) reflect shares of common stock to be issued upon exercise of outstanding stock options and the vesting of outstanding awards of RSUs, RSAs and PSUs and the release of DSUs. The shares of common stock to be issued upon exercise or vesting under equity compensation plans not approved by shareholders include an inducement grant issued outside of the Company’s stock plans, and awards granted under the following plans which are no longer active and for which Huntington has not reserved the right to make subsequent grants or awards: employee and director stock plans of Unizan Financial Corp., Sky Financial Group, Inc. and Camco Financial Corporation assumed in the acquisitions of these companies.

(3)

The weighted-average exercise prices in this column are based on outstanding options and do not take into account unvested awards of RSUs, RSAs and PSUs and unreleased DSUs as these awards do not have an exercise price.

(4)

The number of shares in this column (c) reflects the number of shares remaining available for future issuance under Huntington’s 2015 Plan, excluding shares reflected in column (a). The number of shares in this column (c) does not include shares of common stock to be issued under the following compensation plans: the Executive Deferred Compensation Plan, which provides senior officers designated by the Compensation Committee the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards, and up to 90% of long-term incentive awards; the Supplemental Plan under which voluntary participant contributions made by payroll deduction are used to purchase shares; the Deferred Compensation for Huntington Bancshares Incorporated Directors under which directors may defer their director compensation and such amounts may be invested in shares of common stock; and the Deferred Compensation Plan for directors (now inactive) under which directors of selected subsidiaries may defer their director compensation and such amounts may be invested in shares of Huntington common stock. These plans do not contain a limit on the number of shares that may be issued under them.

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Proposal 3 — Approval of the Supplemental Stock Purchase and Tax Savings Plan

We are asking shareholders to approve the Supplemental Stock Purchase and Tax Savings Plan and Trust, referred to as the Supplemental Plan, for which the board of directors has authorized and reserved an additional 500,000 shares of common stock. We are seeking shareholder approval so that our employer matching contributions to the Supplemental Plan may continue to be used to purchase shares of our common stock. This approval is necessary under the Nasdaq Stock Market Marketplace Rules.

The Supplemental Plan is a nonqualified deferred compensation Plan. It was originally adopted effective March 1, 1989. The Supplemental Plan was restated effective January 1, 2005 and most recently amended effective January 1, 2014. The intent of the Supplemental Plan is that contributions, both employee contributions made by participating employees and employer matching contributions made by us, be invested in the company’s common stock. Shareholders previously approved the Supplemental Plan, with 500,000 shares of common stock authorized and reserved, at the 2011 annual meeting of shareholders.

The description of the Supplemental Plan below is qualified in its entirety by reference to the Plan document which is attached as Appendix B to this proxy statement.

Participation

The purpose of the Supplemental Plan is to provide a supplemental savings program for employees who are designated by the Compensation Committee as having a policy-making role and who are unable to continue to make contributions to the Huntington Investment and Tax Savings Plan, a tax qualified 401(k) plan referred to as the 401(k) Plan, for part of the year. An individual may be unable to make contributions because he has: (I) contributed the maximum amount permitted by the Internal Revenue Service for the calendar year ($18,000 in 2017); or (II) received the maximum amount of compensation permitted to be taken into account by the Internal Revenue Service for the calendar year ($270,000 in 2017). As of January 1, 2018 there were 64 employees who had been designated by the Compensation Committee as having a policy-making role and who were eligible to participate in the Supplemental Plan.

Operation of the Plan

The 401(k) Plan and the Supplemental Plan work together. When an employee elects to participate in the 401(k) Plan, he or she designates the percentage between 1% and 75% of base pay on a pre-tax or Roth after tax basis that is to be contributed to the 401(k) Plan. Contributions to the 401(k) Plan are automatically deducted from the employee’s pay and then allocated to a 401(k) Plan account. We match contributions to the 401(k) Plan according to the following formula in 2017: 100% up to the first 4% of base compensation deferred and according to the following formula implemented mid-year in 2018: 150% up to the first 2% of base compensation deferred and 100% on the next 2% of base compensation deferred. The Supplemental Plan generally works the same way except that the match formula did not change in 2018. When an eligible employee elects to participate in the Supplemental Plan, he or she designates the percentage of base pay that is to be contributed to the Supplemental Plan — between 1% and 75% of base pay. All contributions to the Supplemental Plan must be on a pre-tax basis. We then match contributions according to the following formula: 100% up to the first 4% of base compensation deferred. Under the 401(k) Plan, employees can invest their contributions and our matching contributions in a variety of investment alternatives. Under the Supplemental Plan, employee pre-tax contributions and employer matching contributions are invested in our common stock.

A participant cannot receive a distribution of any part of his or her account in the Supplemental Plan until six months after his or her employment terminates. Six months after employment terminates, the account in the Supplemental Plan is required to be distributed to the participant. Distributions are made in shares of common stock. Distributions from the Plan are subject to federal and state income tax withholding.

We may amend the Supplemental Plan without shareholder approval, however, any amendment which materially increases the benefits to executives, such as an increase in authorized shares, will require shareholder approval under the Nasdaq rules.

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Approval of the Supplemental Stock Purchase and Tax Savings Plan

Other Information

As of December 31, 2017, there were 203,666 shares of common stock authorized for the Supplemental Plan. On January 17, 2018, the board of directors authorized and reserved an additional 500,000 shares of common stock for the Supplemental Plan for a total of 703,666 shares. As indicated, shareholder approval of the Supplemental Plan will permit our employer matching contributions to the Supplemental Plan to continue to be invested in common stock. If shareholder approval is not obtained, our matching contributions will be directed to alternative investments.

It is not possible to state in advance how many shares will be received by participants if employer contributions are invested in common stock. During 2017, executive officers received approximately 45,000 shares of Huntington common stock in the aggregate, purchased with employee contributions, employer contributions and the reinvestment of dividends.

As demonstrated by our executive compensation philosophy and programs, and strong stock ownership guidelines and equity award holding requirements for senior executives, we believe that ownership of company stock by our executives is critical. We further believe that the Supplemental Plan provides an effective vehicle for our key employees to increase their holdings of our common stock for the long-term, especially if our employer contributions can be used to purchase shares.

The board of directors recommends a vote FOR the approval of the Supplemental Plan.

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Proposal 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee regularly evaluates the qualifications, performance, and independence of the independent registered public accounting firm, and whether the independent registered public accounting firm should be rotated.

After assessing the qualifications, performance and independence of PricewaterhouseCoopers LLP, our current auditors, the Audit Committee has again selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2018. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2015. The Audit Committee and the board of directors believe that the continued retention of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm is in the best interests of the company and its investors. Although not required, we are asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018 because we value our shareholder’s views on the company’s independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will reconsider the appointment of PricewaterhouseCoopers LLP if its selection is not ratified by the shareholders.

Representatives of PricewaterhouseCoopers LLP regularly attend meetings of the Audit Committee and will be present at the annual meeting. These representatives will have an opportunity at the annual meeting to make a statement if they desire to do so and also will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The table below reflects the aggregate fees and out of pocket expenses billed by PricewaterhouseCoopers LLP for services rendered for us for 2016 and 2017.

	Year ended
Fees Billed by PricewaterhouseCoopers LLP	December 31, 2016	December 31, 2017
Audit Fees (1)	$4,660,124	$5,332,392
Audit-Related Fees (2)	468,768	868,560
Tax Fees (3)	784,931	1,261,150
All Other Fees (4)	335,110	862,174

Total	$6,248,933	$8,324,276

(1)

Audit fees are fees for professional services rendered for the integrated audits of our annual consolidated financial statements, including the audit of the effectiveness of our internal control over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Form 10-Q filings, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory/subsidiary financial statement audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings.

(2)

Audit-related fees generally include fees for assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures which address accounting, reporting and control matters that are not required by statute or regulation, pension plans and service organization control examinations. These services are normally provided in connection with the recurring audit engagement.

(3)	The tax-related services were all in the nature of tax compliance, tax consulting and planning.
(4)

All other fees were generally for advisory services rendered primarily in connection with our environmental, social and governance standards and strategy, an investment consultant search for our pension and 401(k) plans, and certain compliance assessments.

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Ratification of the Appointment of Independent Registered Public Accounting Firm

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related and tax services. The terms of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to a member of its committee, and has currently delegated pre-approval authority to its chairman. The decisions of the chairman or other member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. All of the services covered by the fees disclosed above were pre-approved by the Audit Committee or its chairman. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has considered and determined that the services described above are compatible with maintaining the independent registered public accounting firm’s independence.

The board of directors recommends a vote FOR the ratification of the appointment of

PricewaterhouseCoopers LLP.

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Proposal 5 — Advisory Approval of Executive Compensation

As discussed in the Compensation Discussion and Analysis section of this proxy statement, our compensation philosophy is to pay for performance. Our program places heavy emphasis on performance-based compensation, particularly in the form of long-term incentives. We continually strengthen our compensation practices based on our philosophy, market best practices and feedback received from shareholders. Our compensation policies, practices and decisions for executive officers are described in detail under “Compensation of Executive Officers” above.

We believe that our compensation policies and procedures strongly align the interests of executives and shareholders. We encourage our executives to focus on long-term performance with long-term incentives and also stock ownership and retention requirements. We further believe that our culture focuses executives on sound risk management and appropriately rewards executives for performance. The resolution set forth below gives the shareholders the opportunity to vote on the compensation of our executives. Consideration of this resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934.

Upon the recommendation of the board of directors, we ask shareholders to consider adoption of the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Huntington Bancshares Incorporated as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including in the Summary Compensation Table, the Compensation Discussion and Analysis, the additional compensation tables and the accompanying narrative disclosure, is hereby approved on an advisory, non-binding basis.”

Because this is an advisory vote, it will not bind the board of directors, however, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The board of directors recommends a vote FOR the adoption of the resolution regarding executive compensation, as set forth above.

Our Executive Officers

Each of our executive officers is listed below, along with a statement of his or her business experience during at least the last five years. Executive officers are elected annually by the board of directors.

STEPHEN D. STEINOUR, age 59, has served as our chairman, president and chief executive officer and as chairman, president and chief executive officer of The Huntington National Bank since January 14, 2009. Additional detail about Mr. Steinour’s business experience is set forth under Election of Directors above.

ANDREW HARMENING, age 48, joined Huntington in May 2017 as senior executive vice president and consumer and business banking director. Prior to joining Huntington, Mr. Harmening served as vice chairman of the consumer banking division for Bank of the West, from July 2015 to May 2017. He was previously senior executive vice president in the retail division of Bank of the West from August 2007 to July 2015.

PAUL G. HELLER, age 54, joined the company as chief technology and operations officer and senior executive vice president in October 2012. Mr. Heller also oversaw home lending (including mortgage lending, consumer lending, and mortgage and consumer servicing) and the Phone Bank from January 2014 to May 2017. Previously Mr. Heller was senior vice president and corporate internet group executive for JPMorgan Chase, from December 1999 to October 2012.

HELGA S. HOUSTON, age 56, has served as our chief risk officer since January 2012 and as senior executive vice president since October 2011. She served as corporate risk managing director from September 2011 through December 2011. Prior to joining Huntington, Ms. Houston was a partner in Phoenix Global Advisors, LLC, in Charlotte, N.C., from June 2009 to September 2011, where she provided strategic advice to a variety of enterprises on areas ranging from revenue enhancement, enterprise risk management and operational efficiency. Ms. Houston was with Bank of America from 1986 to 2008, serving in a variety of capacities, including risk executive for global consumer and small business banking and risk executive for global wealth and investment management.

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Our Executive Officers

JANA J. LITSEY, age 56, serves as senior executive vice president, general counsel and secretary and as senior executive vice president, general counsel, and cashier of The Huntington National Bank. Prior to joining Huntington in October 2017, Ms. Litsey served in multiple leadership roles at Bank of America for over 20 years. Most recently, she served as the legal executive responsible for the defense of Bank of America’s domestic and international litigation, regulatory inquiries, enforcement actions, and internal investigations.

HOWELL D. McCULLOUGH III, age 61, joined Huntington as chief financial officer and senior executive vice president in April 2014. Mr. McCullough previously served as executive vice president and chief strategy officer of U.S. Bancorp and head of U.S. Bancorp’s enterprise revenue office from September 2007 to April 2014.

DANIEL J. NEUMEYER, age 58, has served as senior executive vice president and chief credit officer for The Huntington National Bank since October 2009. In his current role, Mr. Neumeyer oversees credit policy and risk management, commercial credit transactions, special assets and collections. Previously, Mr. Neumeyer was chief credit officer for Comerica Bank, from January 2008 to October 2009.

SANDRA E. PIERCE, age 59, has served as senior executive vice president, private client group & regional banking director, and chair of Michigan, since August 2016. Previously Ms. Pierce served as Vice Chairman of FirstMerit and Chairman of FirstMerit, Michigan from February 2013 to August 2016. Prior thereto, Ms. Pierce was president and chief executive officer of Charter One Bank Michigan, from 2004 through June 30, 2012.

RICHARD REMIKER, age 60, has served as senior executive vice president and director of commercial banking for The Huntington National Bank since January 2014. From May 2012 to December 2013, Mr. Remiker served as executive vice president and manager of specialty banking. Mr. Remiker joined Huntington in May 2010 as President of Huntington Equipment Finance. Prior to joining Huntington, Mr. Remiker was the Chief Administrative Officer for RBS Citizens Asset Finance where his responsibilities included legal, finance, syndication, asset management, technology, operations and portfolio management.

RAJEEV SYAL, age 52, has served as senior executive vice president and chief human resources officer since October 2015. Prior to joining Huntington, Mr. Syal served as managing director and global head of human resources for the Markit Group Ltd., a global financial information services firm, from 2008 to 2015. Previously, Mr. Syal was senior vice president for human resources at Bank of America Securities, from 2006 to 2008.

MARK E. THOMPSON, age 59, has served as senior executive vice president since joining our company in April 2009. Mr. Thompson’s current role is director of corporate operations, which includes oversight of bank integrations, corporate real estate and facilities, corporate sourcing, security, fraud risk, and commercial and consumer operations. From April 2009 to November 2010, he served as director of strategy and business segment performance. Previously Mr. Thompson served as executive vice president and deputy CFO of ABN AMRO, from October 2007 to April 2009.

JULIE C. TUTKOVICS, age 47, has served as executive vice president and chief communications and marketing director since April 2017. Ms. Tutkovics joined Huntington in August 2016 upon Huntington’s acquisition of FirstMerit Corporation, where she served as executive vice president and chief marketing officer, from November 2010 to August 2016.

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Proposals by Shareholders for 2019 Annual Meeting

Proposals by Shareholders for 2019 Annual Meeting

If a shareholder wishes to submit a proposal for possible inclusion in our annual meeting proxy statement and form of proxy for our 2019 annual meeting, the proposal must be submitted to the Secretary, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The Secretary must receive your proposal on or before the close of business on November 8, 2018.

In addition, our bylaws establish advance notice procedures as to (1) business to be brought before an annual meeting of shareholders other than by or at the direction of our board of directors, and (2) the nomination, other than by or at the direction of our board of directors, of candidates for election as directors. Any shareholder who wishes to submit a proposal to be acted upon at next year’s annual meeting or who wishes to nominate a candidate for election as a director should request a copy of these bylaw provisions by sending a written request addressed to the Secretary, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. To be timely, such advance notice must set forth all information required under the bylaws and must be delivered to the Secretary at this address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For the 2019 annual meeting, unless the date of the meeting is before March 20, 2019 or after May 19, 2019, such notice must be received between October 9, 2018, and November 8, 2018.

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Other Matters

Other Matters

As of the date of this proxy statement, we know of no other business that may properly be brought before the meeting other than procedural matters relating to the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in the discretion of such persons.

Huntington’s 2017 Annual Report was furnished to shareholders concurrently with this proxy material. Huntington’s Form 10-K for 2017 will be furnished, without charge, to Huntington shareholders upon written request to Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. In addition, Huntington’s Form 10-K for 2017 and certain other reports filed with the Securities and Exchange Commission can be found on the Investor Relations pages of Huntington’s website at www.huntington.com.

If you are an employee of Huntington or its affiliated entities and are receiving this proxy statement as a result of your participation in the Huntington Investment and Tax Savings Plan or the FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan, a proxy card has not been included. Instead, an instruction card, similar to a proxy card, has been provided so that you may instruct the trustee how to vote your shares held under this plan. Please refer to your instruction card for information on instructing the trustee electronically over the Internet or by telephone.

The Securities and Exchange Commission has adopted “householding” rules which permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (annual meeting materials) with respect to two or more shareholders sharing the same address by delivering one copy of annual meeting materials to these shareholders. Unless we have received contrary instructions, we will deliver only one copy of the annual meeting materials to multiple security holders sharing an address. If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will deliver promptly upon request additional copies of the annual meeting materials. Please contact our transfer agent, Computershare, to receive additional copies of the annual meeting materials. Also please contact Computershare if you would like to request separate copies of future annual meeting materials, or if you are receiving multiple copies of annual meeting materials and you would like to request delivery of just one copy. You may contact Computershare by telephone at (877) 282-1168 or by mail at Computershare Investor Services, P.O. Box 30170, College Station, TX 77842-3170. If you hold your shares in “street name”, please contact your bank, broker or other holder of record to request information about householding.

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Appendix A

HUNTINGTON BANCSHARES INCORPORATED

2018 LONG-TERM INCENTIVE PLAN

ARTICLE 1.

ESTABLISHMENT, EFFECTIVE DATE, AND TERM

1.1    ESTABLISHMENT OF THE PLAN. Huntington Bancshares Incorporated, a Maryland corporation, has established this new long-term incentive compensation plan, subject to the approval of the Corporation’s shareholders, to permit the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, and Long-Term Performance Awards and other stock-based Awards. This new plan is called the “Huntington Bancshares Incorporated 2018 Long-Term Incentive Plan” (the “Plan”).

1.2    EFFECTIVE DATE. This Plan, if approved by the majority of votes cast by the Corporation’s shareholders at the 2018 annual meeting shall become effective on the date of approval by the shareholders at the 2018 annual meeting with respect to Awards granted on or after such date (the “Effective Date”). If so approved by the majority of votes cast by the Corporation’s shareholders, the Plan shall serve as the successor to the Prior Plan, and no further Prior Plan Awards or any Awards granted under any predecessor plan to the Prior Plan shall be made after the Effective Date; provided however, that all Awards under the Prior Plan and any other predecessor plan outstanding on the Effective Date shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those Prior Plan or other predecessor plan Awards with respect to their acquisition of Shares thereunder. The Plan shall remain in effect as provided in Article 1.4 herein. No Awards will be made under the Plan unless shareholder approval is obtained. Instead, Awards will be granted under the terms of the Prior Plan.

1.3    OBJECTIVES OF THE PLAN. The objectives of the Plan are to help optimize the profitability and growth of the Corporation through stock-based incentives which are consistent with the Corporation’s objectives and which link the interests of Participants to those of the Corporation’s shareholders; to induce Participants to strive for the highest level of performance; and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Corporation’s success and the creation of shareholder value and to allow Participants to share in the success of the Corporation.

1.4    DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Article 1.2 herein, and shall remain in effect, subject to the right of the Board of Directors (“Board”), or a Committee delegated by the Board, to amend or terminate the Plan at any time pursuant to Article 18 herein. However, in no event may an Award be granted under the Plan on or after December 31, 2027.

ARTICLE 2.

DEFINITIONS OF TERMS

As used in the Plan, the following words shall have the meanings stated after them, unless otherwise specifically provided. In the Plan, words used in the singular shall include the plural, and words used in the plural shall include the singular. The gender of words used in this Plan shall include whatever may be appropriate under any particular circumstances.

2.1    “AWARD” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, Long-Term Performance Awards, or other stock-based Awards.

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Appendix A

2.2    “AWARD AGREEMENT” means a written or electronic statement or agreement prepared by the Corporation setting forth the terms and provisions applicable to Awards granted under this Plan.

2.3    “BENEFICIAL OWNER” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.4    “BOARD” OR “BOARD OF DIRECTORS” means the Board of Directors of Huntington Bancshares Incorporated.

2.5    “CAUSE” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Corporation and a Participant; provided however, that if there is no such employment agreement, “Cause” means any of the following:

(a)    The Participant shall have been charged with a felony or committed an intentional act of gross misconduct, moral turpitude, fraud, embezzlement, theft, dishonesty, misappropriation, or criminal conduct, and the Corporation shall have determined that such act is materially harmful to the Corporation;

(b)    Any federal or state governmental or regulatory body having regulatory authority over the business of the Corporation (i) entered any order against the Participant, or (ii) ordered or directed the Corporation to terminate or suspend the Participant’s employment; or

(c)    After being notified in writing by the Corporation to cease any particular activity, the Participant shall have continued such activity and the Corporation shall have determined that such act is materially harmful to the Corporation; or

(d)    The Participant has acted during the course of (i) the Participant’s employment or (ii) the Participant’s separation of employment in a manner that the Corporation, as determined pursuant to its policies and procedures, this Plan, an Award Agreement, and/or any other written agreement between the Participant and the Corporation, has deemed not to be in the best interest of the Corporation and/or in furtherance of the colleague’s job responsibilities.

2.6    “CHANGE IN CONTROL” means, with respect to the Corporation, the occurrence of any of the following:

(a)    Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (“the Exchange Act”) as in effect as of the date of this Plan) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then-outstanding securities entitled to vote generally in the election of directors (“voting securities”); provided, however, that, for purposes of this Section 2.6, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation of any of its Subsidiaries;

(b)    Individuals who, as of the Effective Date, constitute the Board of Directors of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that, any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

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(c)    The consummation of a merger, statutory share exchange, consolidation or similar corporate transaction involving the Corporation, other than any such transaction in which the voting securities of the Corporation immediately prior to the transaction continue to represent (either by remaining outstanding or being converted into securities of the “surviving entity,” which for purposes of this Agreement shall include the corporation or other entity resulting from such transaction and/or the corporation or other entity that, as a result of the transaction, owns the Corporation or all or substantially all of the Corporation’s assets, either directly or indirectly) more than 50% of the combined voting power of the Corporation or surviving entity resulting from such transaction immediately after the transaction with another entity;

(d)    consummation of a sale, exchange, lease, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Corporation which shall include, without limitation, the sale of assets or earning power aggregating more than 50% of the assets or earning power of the Corporation on a consolidated basis, other than any such transaction in which a majority of the voting securities of the surviving entity are, immediately following consummation of such transaction, beneficially owned by the individuals and entities that were the beneficial owners of the Corporation’s voting securities immediately prior to the transaction;

(e)    The consummation of a liquidation or dissolution of the Corporation;

(f)    The consummation of a reorganization, reverse stock split, or recapitalization of the Corporation which would result in any of the foregoing; or

(g)    The consummation of a transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

Notwithstanding the foregoing, if the payment of any Award may be considered “deferred compensation” under Code Section 409A, and the payment of such Award is triggered by a Change in Control, the events described above shall not constitute a Change in Control unless they constitute a change in ownership or effective control of the Corporation, or a change in the ownership of a substantial portion of the assets of the Corporation, as described under Code Section 409A; or in the case of a liquidation or dissolution of the Corporation, such liquidation or dissolution complies with the procedures set forth in Treasury Regulation Section 1.409A-3(j)(4)(ix)(A).

2.7    “CODE” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

2.8    “COMMITTEE” means the Compensation Committee of the Board, as specified in Article 3 herein, or such other committee appointed by the Board to administer the Plan. To the extent deemed appropriate by the Board, for purposes of granting, administering and certifying Awards to Covered Employees, the Committee or any sub-committee acting on behalf of the Committee shall be composed of two (2) or more directors each of whom is an “outside director” within the meaning of Code Section 162(m). Any Committee member who is not an “outside director” within the meaning of Code Section 162(m) shall abstain from participating in any decision to grant, administer or certify Awards to Covered Employees, to the extent deemed appropriate by the Board.

2.9    “CONSULTANT” means any consultant, agent, advisor, or independent contractor who renders services to the Corporation or one of its affiliates.

2.10    “CORPORATION” means Huntington Bancshares Incorporated, a Maryland corporation, together with any and all Subsidiaries, and any successor thereto as provided in Article 22 herein.

2.11    “COVERED EMPLOYEE” means any Participant who is a “covered employee” within the meaning of Code Section 162(m).

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2.12    “DEFERRAL PERIOD” means the period of time during which a Deferred Stock Unit is subject to deferral limitations under Article 10 herein.

2.13    “DEFERRED STOCK UNIT” means an Award granted to a Participant pursuant to Article 10 herein of the right to receive Shares, or, if provided by the Committee, an alternative form of payment, at the end of a specified Deferral Period.

2.14    “DIRECTOR” means any individual who is a member of the Board of Directors of Huntington Bancshares Incorporated.

2.15    “DIRECTOR DEFERRED COMPENSATION PLAN” means the Huntington Bancshares Incorporated Director Deferred Compensation Plan, effective January 1, 2017, including any amendments thereto or any successor thereof.

2.16    “DISABILITY” or “DISABLED” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Corporation and a Participant; provided however, that if there is no such employment agreement, “Disability” or “Disabled” shall be defined in the same manner as under the Corporation’s long-term disability plan.

2.17    “DODD-FRANK ACT” means the Dodd-Frank Wall Street Reform and Consumer Protection Act and any guidance thereunder.

2.18    “EFFECTIVE DATE” shall have the meaning ascribed to such term in Article 1.2 herein.

2.19    “EMPLOYEE” means any employee of the Corporation. Directors who are not employed by the Corporation shall not be considered Employees under this Plan.

2.20    “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21    “EXECUTIVE DEFERRED COMPENSATION PLAN” means the Huntington Bancshares Incorporated Executive Deferred Compensation Plan, effective January 1, 2012, including any amendments thereto or any successor thereof.

2.22    “EXTRAORDINARY EVENTS” means, with respect to the Corporation, any of the following: (i) changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results, including unforeseen and extraordinary changes in statutes and regulations that govern the Corporation and its industry; (ii) accruals or charges relating to reorganization and restructuring programs; (iii) special gains, losses, or other financial impact in connection with the mergers and acquisitions involving the Corporation or any of its significant subsidiaries, the purchase or sale of branches or significant portions of the Corporation or any of its significant subsidiaries, or the sale of securities and investments of the Corporation; (iv) write-downs or write-offs of assets, including intangible assets such as goodwill and mortgage servicing rights (MSR) and valuation adjustments related to the impact of hedging (including MSR hedging); (v) litigation or claim matters; (vi) expenses relating to unplanned regulatory actions; (vii) any other significant item as discussed in management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the annual report on Form 10-K filed with the Securities and Exchange Commission; (viii) gains and losses on the early repayment of debt; or (ix) any other unforeseen events or occurrences of a similar nature as set forth by the Committee in the first 90 days of any Performance Cycle.

2.23    “FAIR MARKET VALUE” shall be, on any given date, (1) the closing price at which the Shares were quoted on the NASDAQ Stock Market or such other established securities market on which the Shares are

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listed, or, if there were no reported sales of Shares on such date, then, unless otherwise required under Code Section 422, the business day immediately preceding such date; or (2) if the Shares are not listed for trading on a national exchange or if (1) above does not apply the price that the Committee in good faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. Notwithstanding the above, for purposes of broker-facilitated cashless exercises of Awards involving Shares under the Plan, “Fair Market Value” shall mean the real-time selling price of such Shares as reported by the broker facilitating such exercises.

2.24    “INCENTIVE STOCK OPTION” OR “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.25    “INSIDER” shall mean any person subject to the reporting requirements of Section 16 of the Exchange Act.

2.26    “LONG-TERM PERFORMANCE AWARD” means an Award to a Participant pursuant to Article 11 herein.

2.27    “NONEMPLOYEE DIRECTOR” means an individual who is a member of the Board but who is not an Employee.

2.28    “NONQUALIFIED STOCK OPTION” OR “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.29    “OPTION” means an Incentive Stock Option, or a Nonqualified Stock Option granted to a Participant pursuant to Article 6 herein.

2.30    “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.31    “PARTICIPANT” means an Employee, Director, or Consultant, provided however, that Nonemployee Directors and Consultants may not be Participants in any ISO granted under the Plan.

2.32    “PERFORMANCE CYCLE” shall mean the period that is no less than one year designated by the Committee during which the performance objectives or goals must be met for Awards granted under the Plan.

2.33    “PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock or Restricted Stock Units is limited in some way, which may be the achievement of performance objectives or the passage of time, or both, such that the Shares or RSUs are subject to a substantial risk of forfeiture. A restriction based on the passage of time shall have a minimum one (1) year restriction period and shall not fully lapse until the date that is three (3) years after the date of grant except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of Awards with a time-based Period of Restriction shorter than mandated for no more than 5% of Awards granted under this Plan in such other circumstances that the Committee determines are in the best interests of the Corporation.

2.34    “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as described in Section 13(d) thereof.

2.35    “PRIOR PLAN” shall mean the Huntington Bancshares Incorporated 2015 Long-Term Incentive Plan which originally became effective on the date of the 2015 annual meeting of the Corporation’s shareholders.

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2.36    “QUALIFYING PERFORMANCE CRITERIA” means any one or more of the following performance criteria upon which the achievement of specific, pre-established, performance goals for each Participant are based as determined by the Committee in connection with the grant and certification of Awards:

(a)

revenue and income measures (which include sales, revenues, net income, earnings per share, non-interest income to total revenue ratio, non-interest income growth, interest income, net operating profit, interest income, pre-tax pre-provision (pre-tax income on a tax equivalent basis adjusted for provision expense, security gains and losses, and amortization of intangibles), economic value added, and earnings before interest, taxes, depreciation and amortization;

(b)

expense and efficiency measures (which include “efficiency ratio” (the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains)), net interest margin, gross margins, operating margins, net-income margins, non-interest expense, operating efficiencies);

(c)	operating measures (which include productivity ratios, loan growth, deposit growth, customer profitability, and market share);

(d)	return measures (which include return on average equity, tangible common equity or return on tangible common equity, return on average assets, and total shareholder return);

(e)	credit quality measures (which include non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans);

(f)	leverage measures (which include debt-to-equity ratio and net debt);

(g)

risk measures (which include interest-sensitivity gap levels, regulatory compliance, satisfactory audit results, maintenance of required common equity levels (including common equity tier 1 levels), and financial ratings);

(h)	achievement of balance sheet, income statement, or cash-flow statement objectives;

(i)	achievement of strategic objectives, goals, or milestones (which include customer satisfaction and employee satisfaction survey results);

(j)	technology or innovation goals or objectives;

(k)	consummation of acquisitions, dispositions, projects or other specific events or transactions;

(l)	acquisition integration or disposition management goals or objectives;

(m)

product, customer or market-related objectives (including product revenues, revenue mix, product growth, customer growth, number or type of customer relationships, customer satisfaction, cross-selling goals, associate satisfaction, market share, branding); and

(n)	any other goals established by the Committee.

Qualifying Performance Criteria may be expressed in terms of (i) attaining a specified absolute level of the criteria, or (ii) a percentage increase or decrease in the criteria compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the Committee. The Qualifying Performance Criteria may be measured on an absolute basis or relative to an established target, to

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previous year or other comparable period or periods’ results, to a designated comparison group or groups, or to one or more designated external or internal indices or benchmarks, and may be applied either to the Corporation as a whole or to a business unit or subsidiary, in each case as determined by the Committee. Any specific metrics listed within the categories described above are intended to be illustrative and are not intended to be construed as limitations on the more general metrics. Qualifying Performance Criteria may be different for different Participants, as determined in the discretion of the Committee. The Committee may include or exclude Extraordinary Events or any other events or occurrences in establishing the performance goal based on the Qualifying Performance Criteria and may use any Extraordinary Event in determining whether the performance goal has been achieved. Notwithstanding the foregoing, the Committee may not use Extraordinary Events to modify the performance goals under an Award or increase the amount of an Award otherwise payable to a Participant if the effect of such modification or payment would be to cause the Award to lose a deduction under Code Section 162(m), except as otherwise determined by the Committee in its sole discretion after consideration of the goals of the Corporation’s executive compensation philosophy and whether it is in the best interests of the Corporation to have such Award so qualified.

2.37    “RESTRICTED STOCK” means an Award granted to a Participant pursuant to Article 7 herein.

2.38    “RESTRICTED STOCK UNIT” OR “RSU” means an Award granted to a Participant pursuant to Article 8 herein and which is settled (i) by the delivery of one (1) Share for each RSU, (ii) in cash in an amount equal to the Fair Market Value of one (1) Share for each RSU, or (iii) in a combination of cash and Shares, as determined by the Committee. The Award of an RSU represents the promise of the Corporation to deliver Shares, cash, or a combination thereof, as applicable, at the end of the Period of Restriction (or such later date as determined by the Committee) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of property within the meaning of Code Section 83(b).

2.39    “RETIREMENT” with respect to an Award shall have the meaning set forth in the Participant’s Award Agreement, unless it is otherwise defined in any employment agreement between the Corporation and a Participant.

2.40    “SHARES” means the shares of common stock of the Corporation.

2.41    “STOCK APPRECIATION RIGHT” OR “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to Article 9 herein.

2.42    “SUBSIDIARY or “SUBSIDIARIES” means any corporation or other entity whose financial statements are consolidated with the Corporation, or any corporation or other entity that would otherwise satisfy the definition of “service recipient” under Code Section 409A. With respect to Incentive Stock Options, the term Subsidiary or Subsidiaries shall include only those entities that qualify under Code Section 424(f) as a “subsidiary corporation” of the Corporation.

ARTICLE 3.

ADMINISTRATION

3.1    AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, except as limited by law or by the Charter or Bylaws of the Corporation. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have full power to:

(a)	select the Participants who shall participate in the Plan;

(b)	determine the sizes and types of Awards;

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(c)

determine the terms and conditions of Awards (which need not be consistent among Participants) in a manner consistent with the Plan, including, without limitation, (i) the exercise or purchase price of Shares pursuant to any Award, (ii) the Fair Market Value of Shares or other property where applicable, (iii) the method of payment for Shares purchased pursuant to any Award, (iv) the method for satisfaction of any tax withholding obligation arising in connection with an Award, including the withholding or delivery of Shares, (v) the timing, terms and conditions of the exercisability or vesting of any Award or any Shares acquired pursuant thereto, including how such terms relate to a Change in Control, (vi) the time of the expiration of any Award, (vii) the effect of a Participant’s termination of service on any of the foregoing, and (viii) all other terms, conditions, and restrictions applicable to any Award or Shares acquired pursuant thereto consistent with the terms of the Plan;

(d)

delegate authority to the Corporation’s Chief Executive Officer and to the Chief Human Resources Officer to grant Awards under the Plan to any Participant other than (i) an executive who is subject to Section 16 of the Exchange Act, (ii) a Covered Employee, (iii) anyone who is an Executive Leadership Team Member of the Corporation, or (iv) a Director.

(e)	construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Participants;

(f)	establish, amend, or waive rules and regulations for the Plan’s administration as they apply to Participants;

(g)

require, whether or not provided for in the pertinent Award Agreement, of any Participant, the making of any representations or agreements that the Committee may deem necessary or advisable in order to comply with, or qualify for advantageous treatment under, applicable securities, tax, or other laws; and

(h)

(subject to the provisions of Article 18 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein, except that to the extent such delegation is not permitted under Code Section 162(m).

3.2    DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board (provided, however, that only the Committee, or any subcommittee thereof, made up solely of 2 or more “outside directors” within the meaning of Code Section 162(m) shall participate in any decision, order or resolution to grant, administer, or certify Awards to Covered Employees to the extent that Code Section 162(m) is applicable) shall be final, conclusive, and binding on all persons, including the Corporation, its shareholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1    NUMBER OF SHARES AVAILABLE FOR GRANTS AND MAXIMUM AWARDS. Subject to adjustment as provided in this Article 4 herein, the maximum aggregate number of Shares hereby reserved for issuance to Participants under the Plan shall be no more than the sum of (i) twenty-five million (25,000,000), plus (ii) the

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number of Shares that are authorized, but not issued or subject to outstanding Awards under the Prior Plan as of the Effective Date. As of December 31, 2017, there were approximately eight million (8,000,000) shares that were authorized, but not issued or subject to outstanding Awards under the Prior Plan. The Shares issued under the Plan may be authorized and unissued Shares, Shares purchased on the open market, or Shares held as treasury stock.

The following rules shall apply to grants of Awards under the Plan:

(a)    The maximum aggregate number of Shares which may be subject to (1) one or more Option Awards pursuant to Article 6, (2) one or more SAR Awards (whether settled in cash, Shares, or a combination thereof) pursuant to Article 9, or (3) any combination of Option Awards or SAR Awards to a Participant shall be ten million (10,000,000) Shares over any five (5) year period.

(b)    The maximum aggregate cash Award or cash equivalent value of an Award of Shares at the date of grant that may be paid with respect to any specified Performance Cycle to a Participant pursuant to any Long-Term Performance Award pursuant to Article 11 shall be twelve million dollars ($12,000,000).

(c)    The maximum aggregate cash equivalent value at the date of grant of (1) Awards of Restricted Stock pursuant to Article 7, (2) Awards of RSUs pursuant to Article 8 (whether settled in cash, Shares, or a combination thereof, whether vesting of the RSUs is time-based, performance-based, or a combination thereof), (3) Awards of Deferred Stock Units under Article 10, or (4) any combination thereof that may be awarded to a Participant for any calendar year shall be twelve million dollars ($12,000,000).

(d)    Notwithstanding the foregoing, the maximum aggregate cash equivalent value at the date of grant of Awards granted to Nonemployee Directors during the term of this Plan shall be $10,000,000.

The limitations set forth above shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other incentive plan maintained by the Corporation shall be governed solely by the terms of such other plan.

4.2    REDUCTION OF SHARES AND LAPSED AWARDS. The maximum number of Shares available for issuance under the Plan shall be reduced by the full number of Shares covered by Option Awards and SAR Awards granted under the Plan. This reduction shall include the full number of Shares covered by any Option or SAR, regardless of whether (1) any Shares are tendered in payment of any Option or SAR, (2) any such Option, SAR, or other Award covering Shares under the Plan ultimately is settled in cash or by delivery of Shares (either by share netting, an attestation process, or actual delivery), (3) Shares were used to satisfy the purchase price of an Award or to satisfy any tax withholdings, or (4) Shares were repurchased by the Company with Option or SAR proceeds. The maximum number of Shares available for issuance under the Plan shall be reduced by one (1) Share for every Share covered by all other Awards granted under the Plan. If, however, any Award granted under this Plan terminates, expires, is forfeited because any performance or time-based vesting requirements were not satisfied, or lapses for any reason, any Shares subject to such Award shall again be available for a grant of an Award under the Plan.

4.3    ADJUSTMENTS IN AUTHORIZED SHARES. In the event that any dividend (other than normal cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), stock split or a combination or consolidation of the outstanding Shares is declared with respect to the Shares, the authorized number of Shares that may be delivered under the Plan and that may be subject to outstanding Awards set forth in Article 4.1 shall be increased or decreased proportionately, and the Shares then subject to each Award shall be increased or decreased proportionately without any change in the aggregate purchase price or exercise price thereof.

In the event that Shares shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through recapitalization, reorganization,

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reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation, or any other similar corporate transaction or event affects the Shares such than an equitable adjustment would be necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the authorized number of Shares that may be delivered under the Plan and that may be subject to outstanding Awards set forth in Article 4.1 shall be adjusted proportionately, and an equitable adjustment shall be made to each Share subject to an Award such that no dilution or enlargement of the benefits or potential benefits occurs. Each such Share then subject to each Award shall be adjusted to the number and class of shares into which each outstanding Share shall be so exchanged such that no dilution or enlargement of the benefits occurs, all without change in the aggregate purchase price for the Shares then subject to each Award.

Action by the Committee pursuant to this Article 4.3 may include adjustment to any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards or be delivered under the Plan; (ii) the number and type of Shares (other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price of a Share under any outstanding Award or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments the Committee determines to be equitable. Any adjustment of Options or SARs, however, shall be made in a manner to avoid being considered a modification within the meaning of Code Section 424(h)(3) and Code Section 409A.

Awards may be granted, in the discretion of the Committee, in substitution for similar awards held by individuals who become Employees, Nonemployee Directors, or Consultants as a result of (i) a merger, consolidation, or acquisition by the Corporation of another entity or (ii) the acquisition by the Corporation of substantially all of the assets of another entity. Unless otherwise required by applicable law or regulation, Shares granted through the assumption of or in substitution for outstanding awards granted by a company that is merged or consolidated with, or acquired by, the Corporation shall not be subject to the Share limitations of Article 4.1.

ARTICLE 5.

ELIGIBILITY AND PARTICIPATION

5.1    ELIGIBILITY. Persons eligible to participate in this Plan include any Employee, Nonemployee Director, and Consultant, including any Employee who is a member of the Board.

5.2    ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Nonemployee Directors, and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.

STOCK OPTIONS

6.1    GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

No Option shall be granted to any Employee, Nonemployee Director, or Consultant if, upon the granting of such Option, the number of Shares then subject to all Options to purchase held by the Employee, Nonemployee Director, or Consultant, as the case may be, plus the Shares then owned by such Employee, Nonemployee Director, or Consultant would constitute more than ten (10%) of the total combined voting power of all classes of stock of the Corporation. For the purpose of the preceding sentence, an Employee, Nonemployee Director, or

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Consultant shall be deemed to own all Shares which are attributable to him or her under Code Section 424(d), including, without limiting the generality of the foregoing, shares owned by his or her brothers, sisters, spouse, ancestors, and lineal descendants.

The Committee may not grant ISOs under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the date of grant) of Shares with respect to which ISOs (under this and any other plan of the Corporation) are exercisable for the first time by such Employee during any calendar year to exceed one hundred thousand dollars ($100,000). Any excess shall be deemed a NQSO. No ISO shall be granted to a Nonemployee Director or Consultant.

If Shares acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the date of grant of such Incentive Stock Option or one year from the transfer of Shares to such Participant pursuant to the exercise of such Incentive Stock Option, or in any other disqualifying disposition within the meaning of Code Section 422, such Participant shall notify the Corporation in writing of the date and terms of such disposition and shall cooperate with the Corporation with respect to any tax withholding required or resulting from such disqualifying dispositions. A disqualifying disposition by a Participant shall not affect the status of any other Incentive Stock Option granted under the Plan as an Incentive Stock Option.

6.2    AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the date of grant, vesting restrictions, if any, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. Notwithstanding the foregoing, an NQSO shall have a minimum one (1) year vesting period and shall become fully vested no earlier than the date that is three (3) years after the date of grant of such NQSO, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of NQSOs with a time-based Period of Restriction shorter than mandated to the extent that such Award and all other Awards granted under this Plan total no more than 5% of all Awards granted under this Plan.

6.3    OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be determined by the Committee but shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided, however, that for Options granted through the assumption of or in substitution for outstanding awards granted by a company that is merged or consolidated with, or acquired by, the Company, the Option Price shall be determined by the Committee in its sole discretion and, if applicable, consistent with Code Section 424(a).

6.4    DURATION OF OPTIONS. Each Option granted to an Employee, Nonemployee Director, or Consultant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable on or later than the tenth (10th) anniversary date of its grant.

6.5    EXERCISE OF OPTIONS.

(a)    General. Except as otherwise provided in this Plan, Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine, which need not be the same for each grant or for each Participant. Options granted under this Article 6 shall be exercised by the delivery to the Corporation of written or other notice acceptable to the Corporation setting forth the number of Shares with respect to which the Option is to be exercised. The Committee also may provide, in an Award Agreement or otherwise, that if a Participant has not exercised an Option the day before the Option would expire, and the Fair Market Value of the Shares underlying such Option exceeds the Option Price, such Option shall be automatically exercised immediately before it would otherwise expire.

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(b)    Method of Exercise. The Option Price upon exercise of any Option shall be payable to the Corporation in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares, including by attestation, having an aggregate Fair Market Value equal to the total Option Price; (c) by authorizing the Corporation to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the total Option Price; (d) by a combination of (a), (b), and (c); (e) subject to applicable securities laws and restrictions, through a broker-facilitated cashless exercise procedure acceptable to the Committee, or (f) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

6.6    EXERCISE UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided in this Plan or as otherwise provided in the Award Agreement or by the Committee, in the event that the employment of a Participant is terminated for any reason other than death, Disability, or Retirement, the rights under each then outstanding unvested Option granted to the Participant pursuant to the Plan shall be forfeited and any vested Option shall terminate upon the earlier of (1) the expiration of such Option, or (2) sixty (60) days after the Participant’s termination of employment, unless such termination of employment was for Cause.

In the event that the employment of a Participant is terminated by reason of Retirement, each then outstanding Option of such Participant shall continue to be exercisable at such times and be subject to such restrictions and conditions, including expiration, as set forth in the applicable Award Agreement. Notwithstanding any other provision in the Plan to the contrary, in the event of the Retirement of a Participant, each then outstanding vested ISO not exercised within three (3) months of termination of employment shall automatically convert to an NQSO.

In the event that the employment of a Participant is terminated by reason of death or Disability, all such Participant’s then outstanding Options shall become exercisable in full, and the Participant or (in the case of a Participant’s death) the executor or administrator of such Participant’s estate or a person or persons who have acquired the Options directly from such Participant by bequest, inheritance, or by reason of written designation as a beneficiary on a form proscribed by the Corporation, shall have until the earlier of (i) the expiration dates of such Options or (ii) thirteen (13) months after the Participant’s date of death or Disability, to exercise such Options. Notwithstanding any other provision in the Plan to the contrary, in the event of the Disability of a Participant, each then outstanding vested ISO not exercised within twelve (12) months of termination of employment shall automatically convert to an NQSO.

Notwithstanding any provision of the Plan to the contrary, if a Participant’s employment is terminated for Cause, the rights under each then outstanding Option granted to the Participant pursuant to the Plan shall immediately terminate, regardless of whether the Participant otherwise would have qualified for Disability or Retirement.

In addition to the foregoing, the Committee may include such provisions in the Award Agreement entered into with each Participant as it deems advisable (which may be more restrictive than described above), which provisions need not be uniform among all Options issued pursuant to this Article 6, and which may reflect distinctions based on the reasons for termination of employment.

6.7    EXERCISE UPON TERMINATION OF DIRECTORSHIP OR CONSULTANCY. Except as otherwise provided in this Plan, if a Participant’s status as a Nonemployee Director or Consultant ceases for any reason other than Retirement or death, any outstanding NQSO granted to such Participant under the Plan shall terminate thirteen (13) months after the termination of such Participant’s status as a Nonemployee Director or Consultant, as the case may be; provided, however, that no Option shall be exercisable after its expiration date.

If a Participant’s status as a Nonemployee Director or Consultant ceases by reason of Retirement, then all such Participant’s outstanding Options shall become exercisable in full, and such Participant may exercise such Options until their expiration date.

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If a Participant’s status as a Nonemployee Director or Consultant ceases by reason of death, or a Participant who was a Nonemployee Director or Consultant dies after Retirement, all such Participant’s then outstanding Options shall become exercisable in full, and the executor or administrator of such Participant’s estate or a person or persons who have acquired the Options directly from such Participant by bequest, inheritance, or by reason of written designation as a beneficiary on a form proscribed by the Corporation, shall have until the expiration dates of such Options or thirteen (13) months after the Participant’s date of death, whichever first occurs, to exercise such Options.

6.8    RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the foregoing, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.9    DIVIDENDS AND OTHER DISTRIBUTIONS. Participants shall not be entitled to dividends or dividend equivalents with respect to an Option.

6.10    NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7.

RESTRICTED STOCK

7.1    GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

7.2    RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

7.3    OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), Qualifying Performance Criteria, a Performance Cycle, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Notwithstanding the foregoing, the Period of Restriction under any Restricted Stock Agreement shall have a minimum one (1) year period of restriction and may not fully lapse until the date that is three (3) years after the date of grant of such Restricted Stock, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of Restricted Stock with a time-based Period of Restriction shorter than mandated to the extent that such Award and all other Awards granted under this Plan total no more than 5% of all Awards granted under this Plan.

The Corporation shall either retain the certificates representing Shares of Restricted Stock in the Corporation’s possession or shall hold the Shares of Restricted Stock electronically with its transfer agent in the name of applicable Participants and for the benefit of applicable Participants until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

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Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

7.4    VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.5    DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, at the discretion of the Committee, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends shall not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into additional Shares of Restricted Stock subject to the same vesting conditions as the original grant and upon such terms as the Committee establishes.

7.6.    NONTRANSFERABILITY. During any Period(s) of Restriction, the Participant shall have no right to transfer any rights with respect to its Award of Shares of Restricted Stock.

ARTICLE 8.

RESTRICTED STOCK UNITS

8.1    GRANT OF RSUs. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant RSUs to Participants in such amounts as the Committee shall determine.

8.2    AWARD AGREEMENT. Each RSU shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, the form of payment of the RSU, and such other provisions as the Committee shall determine.

8.3    OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each RSU, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), Qualifying Performance Criteria, a Performance Cycle, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Notwithstanding the foregoing, the Period of Restriction under any Restricted Stock Unit Award Agreement shall have a minimum one (1) year period of restriction and may not fully lapse until the date that is three (3) years after the date of grant of such RSU, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of RSUs with a time-based Period of Restriction shorter than mandated to the extent that such Award and all other Awards granted under this Plan total no more than 5% of all Awards granted under this Plan.

8.4    VOTING RIGHTS. Prior to the distribution of Shares (if any) under an RSU, Participants holding RSUs may not exercise any voting rights with respect to such RSUs.

8.5    DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, unless otherwise determined by the Committee in its discretion, Participants holding RSUs shall not be entitled to any dividends or dividend equivalents with respect to such RSUs. Notwithstanding the foregoing, if dividend equivalents are awarded with respect to any RSUs, such dividend equivalents may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into RSUs subject to the same performance-based conditions as the original grant and upon such other terms as the Committee establishes.

8.6.    NONTRANSFERABILITY. During any Period(s) of Restriction, the Participant shall have no right to transfer any rights with respect to his or her Award of RSUs.

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ARTICLE 9.

STOCK APPRECIATION RIGHTS

9.1    GRANT OF SARs. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to Participants in such amounts as the Committee shall determine. A SAR shall represent a right to receive a payment in cash, Shares, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over an amount (the “SAR exercise price”) which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option Price for SARs granted in tandem with an Option), as set forth in the applicable Award Agreement.

9.2    AWARD AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of Shares to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, the form of payment of the SAR upon exercise, and such other provisions as the Committee shall determine. SARs granted under this Article 9 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant. Notwithstanding the foregoing, a SAR shall have a minimum of one (1) year vesting period and shall not fully vest until the date that is three (3) years after the date of grant of such SAR, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of SARs with a time-based Period of Restriction shorter than mandated to the extent that such Award and all other Awards granted under this Plan total no more than 5% of all Awards granted under this Plan.

9.3    DURATION OF SAR. Each SAR granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable on or later than the tenth (10th) anniversary date of its grant.

9.4    EXERCISE. SARs shall be exercised by the delivery to the Corporation of written or other notice of exercise acceptable to the Corporation, setting forth the number of Shares with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares for which its related Option is then exercisable.

With respect to SARs granted in tandem with an ISO, (a) such SAR will expire no later than the expiration of the underlying ISO, (b) the value of the payout with respect to such SAR may be for no more than 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time such SAR is exercised, and (c) such SAR may be exercised only when the Fair Market Value of the Shares subject to the underlying ISO exceeds the Option Price of the ISO.

SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. In the event the SAR shall be payable in Shares, a certificate for the Shares acquired upon exercise of an SAR shall be issued in the name of the Participant, or the Corporation shall transfer the Shares electronically from its transfer agent to the Participant, as soon as practicable following receipt of notice of exercise. No fractional Shares will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement or otherwise determined by the Committee, the Participant will receive cash in lieu of fractional Shares.

9.5    EXERCISE UPON TERMINATION OF EMPLOYMENT OR SERVICE. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise a SAR following

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termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into the Participants, need not be uniform among all SARs issued pursuant to this Article 9, and may reflect distinctions based on the reasons for termination of employment or service.

9.6    DIVIDENDS AND OTHER DISTRIBUTIONS: Participants shall not be entitled to dividends or dividends equivalent with respect to SARs.

9.7    NON-TRANSFERABILITY. Unless otherwise determined by the Committee in its discretion, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, SARs granted in tandem with an ISO granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant.

ARTICLE 10.

DEFERRED STOCK UNITS AND OTHER STOCK-BASED AWARDS

10.1    GRANT OF DEFERRED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee may authorize the grant or sale of Deferred Stock Units to Participants in such amounts the Committee shall determine. Each such grant or sale shall constitute the agreement by the Corporation to deliver Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Committee may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value of the Shares at the date of grant.

10.2    AWARD AGREEMENT. Each grant or sale of Deferred Stock Units shall be evidenced by an Award Agreement, which shall specify the form of payment of the Award and contain such terms and provisions, consistent with this Plan, as the Committee may approve.

10.3    DEFERRAL PERIOD. Each such grant or sale shall be subject, except (if the Committee shall so determine) in the event of a Change in Control or other similar transaction or event, to a Deferral Period of not less than one (1) year, as determined by the Committee at the date of grant.

10.4    VOTING RIGHTS. During the Deferral Period, the Participant shall have no rights of ownership in the Shares of Deferred Stock Units and shall have no right to vote them.

10.5    DIVIDENDS. During the Deferral Period, the Committee may, at or after the date of grant, authorize payment of dividend equivalents on any Shares underlying Deferred Stock Units. If dividend equivalents are awarded with respect to any Deferred Stock Units, such dividend equivalents shall not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into Shares of performance-based Deferred Stock Units subject to the same performance-based conditions as the original grant and upon such other terms as the Committee establishes.

10.6    NON-TRANSFERABILITY. During the Deferral Period, no Shares underlying Deferred Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

10.7    OTHER STOCK-BASED AWARDS. The Committee may from time to time grant Shares and other Awards under the Plan that are valued in whole or in part by reference to, or are otherwise based upon the Fair Market Value of Shares and are payable in cash, Shares, or a combination of cash and Shares. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan.

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ARTICLE 11.

LONG-TERM PERFORMANCE AWARDS

11.1    LONG-TERM PERFORMANCE AWARDS. Subject to the terms and provisions of the Plan, a Participant shall have the opportunity to receive an Award of cash, Shares, or a combination thereof, in such amounts and upon such terms and at such times as determined by the Committee in its sole discretion.

11.2    TERMS OF LONG-TERM PERFORMANCE AWARDS. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number of Shares and/or value of Long-Term Performance Awards that will be paid to the Participant. The Committee shall establish the Performance Cycle for each Long-Term Performance Award and shall impose such other conditions and/or restrictions on any Long-Term Performance Awards as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), Qualifying Performance Criteria, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

11.3    EARNING OF LONG-TERM PERFORMANCE AWARDS. Subject to the terms of this Plan and Article 11, after the applicable Performance Cycle has ended, the Participant shall be entitled to receive a payment of the number of Shares and/or cash earned by the Participant over the applicable Performance Cycle. Notwithstanding the satisfaction of the performance objectives, except in the case of a Change in Control, the Committee has the discretion to reduce or eliminate a Long-Term Performance Award that would otherwise be paid to any Participant, including any Covered Employee, based on the Committee’s evaluation of Extraordinary Events or other factors.

11.4    FORM AND TIMING OF PAYMENT OF LONG-TERM PERFORMANCE AWARDS. Payment of Long-Term Performance Awards shall be made as soon as practical following the close of the applicable Performance Cycle in a manner designated by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay Long-Term Performance Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the Long-Term Performance Awards at the close of the applicable Performance Cycle. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

11.5    REQUIREMENT OF EMPLOYMENT. Except as otherwise provided in this Plan and as specified in Article 17, a Participant must remain in the employment of the Corporation until the payment of a Long-Term Performance Award in order to be entitled to payment; provided, however, that the Committee may, in its sole discretion, provide for a partial or full payment in the event the Participant is not so employed.

11.6    DIVIDEND EQUIVALENTS. For any Performance Cycle, the Committee may authorize payment of dividend equivalents on any Shares underlying Performance Awards. Such dividend equivalents may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into Shares subject to the same performance-based conditions as the original grant of Performance Awards and upon such other terms as the Committee establishes. Notwithstanding anything herein to the contrary, no dividend equivalents may be paid on any Shares underlying Performance Awards that failed to vest or that have been forfeited by the Participant.

11.7    NON-TRANSFERABILITY. A Long-Term Performance Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 12.

CODE SECTION 162(m) DEDUCTION QUALIFICATIONS

12.1    AWARDS FOR COVERED EMPLOYEES. Awards granted to a Covered Employee under this Plan may be structured to comply with any applicable performance-based compensation or other exception to the tax

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deduction limits under Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award available under the Plan, the Committee may, subject to this Article 12, make any adjustments it deems appropriate. Notwithstanding the above, the Committee may, in its sole discretion, with respect to any Award under the Plan, determine that compliance with any applicable performance-based compensation or other exception to the deduction limits under Code Section 162(m) is not desired after consideration of the goals of the Corporation’s executive compensation philosophy and whether it is in the best interests of the Corporation to have such Award so qualified.

12.2    ESTABLISHMENT OF QUALIFYING PERFORMANCE CRITERIA AND AWARDS FOR COVERED EMPLOYEES. Within ninety (90) days of the beginning of a Performance Cycle (or such other time deemed appropriate by the Committee, to the extent that such other time does not cause an Award to fail to qualify for a tax deduction under Code Section 162(m)), the Committee shall, in its sole discretion, for each such Performance Cycle, determine and establish in writing one or more performance goals based on one or more Qualifying Performance Criteria applicable to the Performance Cycle for each Covered Employee. The Committee may establish any number of differing Performance Cycles, performance goals, Qualifying Performance Criteria, and Awards for Covered Employees running concurrently, in whole or in part.

12.3    CERTIFICATION OF ACHIEVEMENT OF QUALIFYING PERFORMANCE CRITERIA AND AMOUNT OF AWARDS. After the end of each Performance Cycle, or such earlier date if the Qualifying Performance Criteria are achieved (and such date otherwise does not cause the Award to lose a tax deduction under Code Section 162(m)), the Committee shall certify in writing, prior to the payment of any Award to a Covered Employee, that the performance goal based on the Qualifying Performance Criteria for the Performance Cycle and all other material terms of the Plan were satisfied. The Committee may not increase an Award to a Covered Employee above the amount payable pursuant to the pre-established performance goal based on the Qualifying Performance Criteria for the Performance Cycle if the effect of such an increase would be to cause the Award to lose a tax deduction under Code Section 162(m), except as otherwise determined by the Committee in its sole discretion after consideration of the goals of the Corporation’s executive compensation philosophy and whether it is in the best interests of the Corporation to have such Award so qualified.

12.4    MAXIMUM AWARD TO PARTICIPANTS. The maximum aggregate number of Shares that may be subject to an Award and the maximum amount of compensation (whether represented by Shares, cash, or a combination thereof) that may be payable to a Participant shall be governed by Article 4 of this Plan.

12.5    TAX AND SECURITY LAWS. In the event that applicable tax and securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.

ARTICLE 13.

BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

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ARTICLE 14.

DEFERRALS

14.1    PARTICIPANT-INITIATED DEFERRALS. Unless otherwise provided by the Committee, a Participant may elect to defer payment of the Participant’s Award under the Plan if deferral of an Award under the Plan is permitted pursuant to the terms of the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan, as applicable, and the deferral complies with the terms of the Executive Deferred Compensation Plan and Director Deferred Compensation Plan, as applicable, and is completed under a procedure that is intended to comply with Code Section 409A and any guidance thereunder.

14.2    COMMITTEE-INITIATED DEFERRALS. Notwithstanding any provision of the Plan to the contrary, any payment due under this Plan to an “Executive Officer” under the Dodd-Frank Act shall not be made until such period specified under the Dodd-Frank Act, if applicable. If during this deferral period, (1) the Corporation experiences a financial loss or (2) the Committee learns of inappropriate risk-taking activities by the Participant, the Committee will reduce the amount of the payment otherwise due to the Participant, in accordance with the procedures set forth in the Dodd-Frank Act. In addition, except in the situation of a Change in Control, the Committee may defer payment of an Award for such period as the Committee may determine. Any such deferrals of payment under this paragraph shall be made in compliance with the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan, as applicable, all applicable federal and state banking regulations, including the Dodd Frank Act, and in a manner that is intended to comply with Code Section 409A and any guidance thereunder.

ARTICLE 15.

DISCRETION TO REDUCE AWARDS AND DELAY PAYMENT

Except as specifically provided in this Plan or an Award Agreement, the Committee has no discretion to reduce or eliminate an Award settled in Shares that would otherwise be paid to any Participant, including any covered Employee. Notwithstanding any provision of this Plan to the contrary, except in the event of a Change in Control, the Committee has the discretion to reduce or eliminate an Award settled in cash that would otherwise be paid to any Participant, including any Covered Employee, based on the Committee’s evaluation of Extraordinary Events or other factors described in Article 20. Also notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may delay making payment to a Participant of Shares or cash with respect to an Award, if the Committee reasonably believes that the making of the payment will violate federal securities laws or limit or eliminate the Corporation’s deduction under Code Section 162(m). In such circumstances, the payment will be made at the earliest date at which the Committee believes that the making of the payment will not cause the securities law violation or the reduction or elimination of the deduction under Code Section 162(m). Additionally, if the Committee reasonably believes that the exercise of an Option would violate any applicable laws, government regulations, requirements of any securities exchange on which the Corporation’s Shares are traded, or any insider trading policy of the Corporation, the Committee, in its sole discretion, may prohibit any Participant from exercising an Option for such period of time that the Committee considers necessary to avoid such violation.

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ARTICLE 16

EFFECT OF CHANGE IN CONTROL

Except as otherwise provided in the Plan, any Award Agreement granted hereunder, or any employment agreement between the Corporation and a Participant, upon a Change in Control all outstanding Awards which are subject to a Period of Restriction or are not fully vested shall become fully exercisable and all restrictions thereon shall terminate if:

(a)

within 12 months after a Change in Control of the Corporation occurs, the Participant’s service has been terminated by the Corporation (provided that such termination is for a reason other than for Cause); or

(b)

(1) the Corporation previously terminated the Participant’s service without Cause during the year before the Change in Control was consummated but after a third party or the Corporation had taken steps reasonably calculated to effect a Change in Control, and (2) it is reasonably demonstrated by the Participant that such termination of service was in connection with or in anticipation of a Change in Control.

Notwithstanding the foregoing, the Committee may determine and provide through an Award Agreement, or other means, the treatment of partially completed Performance Cycles (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any Option or SAR for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Option or SAR been currently exercisable, but only upon prior approval of the Corporation’s shareholders of such action; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

ARTICLE 17.

RIGHTS OF EMPLOYEES

17.1    EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant’s employment at any time, with or without Cause, nor confer upon any Participant any right to continue in the employ of the Corporation.

17.2    PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 18.

AMENDMENT, MODIFICATION, EXTENSION, RENEWAL, AND TERMINATION

Subject to the requirements of Code Section 409A, Code Section 424, and the Plan, the Committee may modify, extend, or renew outstanding Awards, or accept the surrender of outstanding Awards (to the extent not previously exercised and to the extent such surrender does not require shareholder approval as described below) granted under the Plan and authorize the granting of new Awards under the Plan in substitution of such Awards, and the modified, extended, renewed, or substituted Awards may have any provisions that are authorized by the Plan. The Board or Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding any provision to the contrary, however, the Committee shall not have the authority to, without shareholder approval, (1) change the limits set forth in Article 4.1, (2)

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change the minimum Option Price, (3) change eligible Participants to receive Awards, (4) reprice or alter the Option Price of any Option or exercise price of any SAR, previously awarded to any Participant, whether through amendment, exchange, cancellation and replacement grant, taking any action that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, or any other means, (5) buy out or cancel an existing Option or SAR (or accept the surrender thereof) in exchange for an amount of cash or Shares when the Fair Market Value of the Shares covered by the Option or SAR is less than the Option Price or exercise price of the SAR, or (6) permit the purchase of Shares subject to any unvested Option or SAR or waive the vesting requirement of any unvested Award except as a result of (a) a Change in Control, (b) the death of a Participant, or (c) a Participant’s separation from service with the Corporation as defined in accordance with Code Section 409A) due to Retirement or involuntary termination without Cause. Notwithstanding any provision of the Plan to the contrary, if the Committee determines that any Award may or does not comply with Code Section 409A, the Corporation may amend the Plan and the affected Award Agreement, or take any other action, without the Participant’s consent, that the Committee believes necessary or appropriate to (1) exempt the Plan and any Award from the application of Code Section 409A, or (2) comply with the requirements of Code Section 409A.

ARTICLE 19.

WITHHOLDING

19.1    TAX WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2    SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, RSUs, SARs, or Deferred Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the tax withholding requirement, in whole or in part, by (i) having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined in an amount that does not exceed the maximum individual statutory tax rate in a given jurisdiction, or such other amount that does not trigger adverse accounting treatment under ASC 718 or any successor thereto, as determined by the Committee, or (ii) the delivery of shares to the Corporation (including attestation) having a Fair Market Value equal to the amount of the tax withholding obligations related to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Delivery or withholding of fractional Shares shall not be permitted.

ARTICLE 20.

FORFEITURE

Except on or after a Change in Control or as otherwise provided in the applicable Award Agreement, and notwithstanding any other provisions in the Plan, in the event of:

(1) a serious breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Corporation or any securities laws violations including any violations under the Sarbanes-Oxley Act of 2002), or

(2) any activity of a Participant or former Participant in which the Participant or former Participant solicits or takes away customers or potential customers with whom the Participant or former Participant had contact with or responsibility for during the Participant’s or former Participant’s employment with the Corporation (individually and collectively referred to as “Misconduct”),

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Appendix A

the Committee shall (a) terminate any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and (b) if such Misconduct occurs within three (3) years of the exercise or payment of an Award, require the Participant or former Participant to repay the Corporation any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment), without regard to when such Misconduct is actually discovered by the Corporation. Such termination or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the repayment) and the Committee may provide for an offset of any future payments owed by the Corporation to such person if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a serious breach of conduct or any prohibited solicitation shall be determined by the Committee in good faith and in its sole discretion.

Further, notwithstanding any provision of the Plan to the contrary, if the Corporation is required to restate any of its financial statements because of a material financial reporting violation, the Corporation shall recover the amount in excess of the Award payable under the Corporation’s restated financial statements, or such other amount required under the Dodd-Frank Act or any other applicable law or policy. The Corporation shall recover this amount from any current or former Participant who received a payment under this Plan during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Act. In addition, if the Committee determines that a Participant (1) took unnecessary or excessive risk, (2) manipulated earnings, or (3) engaged in any misconduct described in the Huntington Bancshares Incorporated Recoupment Policy (the “Recoupment Policy”), the Committee shall terminate the Participant’s participation in this Plan and require repayment of any amount previously paid under this Plan in accordance with the terms of the Recoupment Policy, any other applicable policy of the Corporation, and any other applicable laws and regulations.

ARTICLE 21.

INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

ARTICLE 22.

SUCCESSORS

All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Corporation, or a merger, consolidation, or otherwise.

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ARTICLE 23.

UNFUNDED PLAN

The Plan shall be unfunded and the Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Awards under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. Except as provided herein, no such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

ARTICLE 24.

NOTIFICATION UNDER CODE SECTION 83(b)

If the Participant, in connection with the exercise of any Option, or the grant of Shares from an Award of SARs, or Restricted Stock, desires to make the election permitted under Code Section 83(b) to include in such Participant’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Participant shall notify the Corporation of the desired election within ten (10) days before the filing of the notice of the election with the Internal Revenue Service in addition to any filing and notification required under regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter before such an election being made, prohibit a Participant from making the election described above.

ARTICLE 25.

OTHER PLANS

Nothing in this Plan shall be construed as limiting the authority of the Committee, the Board of Directors, the Corporation or any Subsidiary to establish any other compensation plan, or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a Subsidiary, whether or not such person is a Participant in this Plan and regardless of how the amount of such compensation or bonus is determined. However, no such plan will be established or operated in a way that entitles or allows a Covered Employee to receive an award under such plan as a substitution or supplement for not achieving goals under this Plan.

ARTICLE 26.

LEGAL CONSTRUCTION

26.1    GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

26.2    SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, but only if the intent of the Plan can be implemented without such severed provision.

26.3    REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

26.4    GOVERNING LAW. In order to benefit Participants by establishing a uniform application of law with respect to the administration of the Plan, the Plan and all agreements hereunder shall be interpreted in

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accordance with Ohio law, except to the extent superseded by federal law and without regard to any choice of law provisions. Any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Plan, shall be brought in any court of the State of Ohio and of the United States for the Southern District of Ohio. The Corporation, each Participant, and any related parties irrevocably and unconditionally consent to the exclusive jurisdiction of such courts in any such litigation related to this Plan and any agreements hereunder, such parties irrevocably and unconditionally waive any objection that venue is improper or that such litigation has been brought in an inconvenient forum.

26.5    CODE SECTION 409A. Anything under the Plan or an Award Agreement to the contrary notwithstanding, to the extent applicable, it is intended that Awards under the Plan be administered, interpreted, and construed in a manner necessary to comply with Code Section 409A or, to the extent administratively practicable, an exception to Code Section 409A. An Award that provides for a “deferral of compensation” subject to Code Section 409A shall comply with the provisions of Code Section 409A, and the Plan and all applicable Awards shall be construed and applied in a manner consistent with this intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Participant upon a Retirement or other termination of service will be payable only if such event qualifies as a separation from service of the Participant (within the meaning of Treasury Regulation Section 1.409A-1(h)). Further, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Participant upon the Participant’s separation from service (other than due to the Participant’s death), occurring while the Participant shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i) and the Corporation’s Executive Deferred Compensation Plan (or any successor thereto)) of the Company or Subsidiary, shall not be paid until the earlier of (a) the date that is six months following such separation from service or (b) the date of the Participant’s death following such separation from service. The grant of Options and SARs shall be granted under terms and conditions consistent with Treasury Regulation Section 1.409A-1(b)(5) such that any such Award does not constitute a “deferral of compensation” under Code Section 409A. It is further intended that distribution events under an Award qualify as permissible distribution events for purposes of Code Section 409A or an applicable exception, and this Plan and Award Agreements shall be interpreted accordingly. Neither the Corporation nor any Participant may accelerate or delay payment, settlement, or exercise of any Award except to the extent permitted under Code Section 409A or an applicable exception.

26.6    NO LIABILITY WITH RESPECT TO ADVERSE TAX TREATMENT. Notwithstanding any provision of this Plan to the contrary, in no event shall the Corporation or any Subsidiary be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S., foreign, state, local, or other tax or withholding treatment or (ii) avoid adverse tax or withholding treatment under U.S., foreign, state, local, or other law, including, without limitation, Code Section 409A.

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Appendix B

HUNTINGTON SUPPLEMENTAL STOCK PURCHASE

AND TAX SAVINGS PLAN

Effective March 1, 1989, Huntington Bancshares Incorporated (the “Company”) adopted the Huntington Supplemental Executive Stock Purchase and Tax Savings Plan and Trust (the “Plan”) in order to enable certain Employees to obtain the same level of benefits they would have been able to receive under the Qualified Plan but for the limits imposed by certain provisions of the Code on the amounts that can be contributed to the Qualified Plan. The Plan was amended and restated effective January 1, 2005, to rename the Plan the Huntington Supplemental Stock Purchase and Tax Savings Plan and to comply with Section 409A of the Code. Pursuant to Section 9.1 of the Plan, the Company amends and restates the Plan effective January 1, 2014, to clarify administrative matters related to both this Plan and the Qualified Plan.

ARTICLE 1

PREFACE

Section 1.1. Effective Date. The effective date of the Plan, as amended and restated, is January 1, 2014.

Section 1.2. Purpose of the Plan. The purpose of this Plan is to provide a supplemental savings program for Eligible Employees of Huntington Bancshares Incorporated and its related companies whose contributions and benefits under the Qualified Plan are affected by the limits imposed on tax-qualified plans under the Code, or by limits imposed under the Qualified Plan.

Section 1.3. Governing Law. This Plan shall be regulated, construed and administered under the laws of the State of Ohio.

Section 1.4. Gender and Number. The masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.

ARTICLE 2

DEFINITIONS

Section 2.1. In General. Except as otherwise provided in this Plan, the terms defined at the Qualified Plan, which are expressly incorporated herein by reference, shall have the same meaning when used in this Plan, unless the context clearly indicates otherwise. The term “Company” shall refer to Huntington Bancshares Incorporated in its capacity as Sponsor. Huntington Bancshares Incorporated is also an Employer.

Section 2.2. Code means the Internal Revenue Code of 1986, as amended from time to time and regulations relating thereto.

Section 2.3. Committee shall mean the Huntington Bancshares Incorporated Investment and Administrative Committee, as described in Article X of the Qualified Plan.

Section 2.4. Compensation Committee shall mean the Compensation Committee of the Company’s Board of Directors.

Section 2.5. Eligible Employee shall mean, for any Plan Year, a person employed by an Employer who is a Participant in the Qualified Plan and who is determined by the Compensation Committee to be a member of a select group of management or highly compensated employees.

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Section 2.6. ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

Section 2.7. Participant shall mean any Eligible Employee who has agreed to be bound by the terms of this Plan pursuant to Section 4.2.

Section 2.8. Plan shall mean the Huntington Supplemental Stock Purchase and Tax Savings Plan, as herein set out or as duly amended.

Section 2.9. Plan Administrator shall mean the Company.

Section 2.10. Qualified Plan shall mean the Huntington Investment and Tax Savings Plan, as it may be amended from time to time.

Section 2.11. Supplemental Account shall mean the balance posted to the record of each Participant or Beneficiary and as adjusted as of each Valuation Date, less any payments therefrom.

Section 2.12. Supplemental Elective Deferral Contributions shall mean the contributions made by a Participant pursuant to Section 4.2. The Trustee shall hold the Supplemental Elective Deferral Contributions of each Participant in a Supplemental Account.

Section 2.13. Supplemental Matching Contributions shall mean the contributions made by an Employer pursuant to Section 4.3. The Trustee shall hold the Supplemental Matching Contributions of each Participant in a Supplemental Account.

Section 2.14. Trust or Fund or Trust Fund shall mean the total contributions made pursuant to the Plan by the Company or Employers and by the Participants and held by the Trustee in a separate Trust, increased by any profits or income thereto and decreased by any loss or expense incurred in the administration of the Trust or payments therefrom under the Plan.

Section 2.15. Trustee shall mean Huntington National Bank or any successor trustee hereunder.

Section 2.16. Valuation Date shall mean each business day of the Plan Year that the NASDAQ National Market is open for trading or such other date or dates deemed necessary or appropriate by the Administrator.

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

Section 3.1. Eligibility. Eligibility to participate in the Plan shall be limited to those Eligible Employees who have been designated by the Compensation Committee to be a Participant in the Plan. Prior to the beginning of the Plan Year for which their participation shall be effective, the Company shall notify those individuals whom the Compensation Committee selected as eligible to participate in the Plan.

Section 3.2. Participation. An Eligible Employee becomes a Participant in this Plan by completing an election with respect to Supplemental Elective Deferral Contributions in accordance with Section 4.2 of this Plan.

Section 3.3. Continuation of Participation. In general, a Participant shall remain a Participant so long as his Supplemental Account has not been fully distributed to him; except that any Employee who was a Participant on November 19, 1997, is not permitted to continue active participation in the Plan unless nominated by the Compensation Committee. The Supplemental Accounts of former active Participants shall remain in the Plan and be administered in accordance with the Plan.

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Section 3.4. Amendment of Eligibility and Participation Criteria. The Compensation Committee may, in its discretion, change the criteria for eligibility and participation at any time and for any reason. In the event that such a change renders a current active Participant in the Plan no longer eligible to participate in the Plan for future Plan Years, such Participant shall cease active Participation in the Plan effective as of the first day of the Plan Year following the amendment of the eligibility or participation criteria. Eligibility for participation in one Plan Year does not guarantee eligibility to participate in future Plan Years.

ARTICLE 4

SUPPLEMENTAL CONTRIBUTIONS

Section 4.1. Supplemental Accounts. Supplemental Elective Deferral Contributions and Supplemental Matching Contributions, and earnings thereon, shall be credited to each Participant’s Supplemental Account. The Supplement Account shall be a bookkeeping device utilized solely for determining the benefits payable under this Plan and shall not constitute a separate fund of assets.

Section 4.2. Supplemental Elective Deferral Contributions. Each Participant may elect to have all or any portion of the Elective Deferrals (matched or unmatched) that he elected to defer under the Qualified Plan, but which cannot be allocated to his Elective Deferral account under such plan for the Plan Year because the Employee has (a) made the maximum elective deferrals under Section 402(g) of the Code, (b) exceeded the annual limitation on the amount of Compensation that can be considered for purposes of contributions to the Qualified Plan, or (c) exceeded the maximum elective contributions under the terms of the Qualified Plan, allocated to his Supplemental Account under this Plan.

An election pursuant to this section must be made prior to the calendar year in which the Compensation to which such election applies is earned; except as to the year in which an Eligible Employee first becomes eligible to participate in this Plan and any other plan required to be aggregated with this Plan under Section 409A of the Code. In such instances, the election must be made within 30 days of first becoming eligible to participate, and such election will apply to Compensation earned in pay periods commencing on or after the date of election. An election shall remain in full force and effect for subsequent calendar years unless revoked or modified by written instrument delivered to the Plan Administrator prior to the first day of the calendar year for which such revocation is to be effective.

Supplemental Elective Deferral Contributions shall be paid to the Trustee by the Employer within a reasonable time after the payroll period with respect to which the reduction in an Employee’s Compensation pertains, but in no event later than the end of the succeeding month.

Section 4.3. Supplemental Matching Contributions. Commencing at such time as the Company, in its discretion, shall elect, the Employer shall make Supplemental Matching Contributions to the Plan equal to one hundred percent (100%) of the Supplemental Elective Deferral Contributions made by a Participant pursuant to Section 3.2 of the Plan, to the extent that such Supplemental Effective Deferral Contributions do not exceed four percent (4%) of the Participant’s Compensation each pay period. Supplemental Matching Contributions may be made each pay period.

Supplemental Matching Contributions made for Participants originally hired before January 1, 2014, shall be fully vested and non-forfeitable at all times. Supplemental Matching Contributions made for Participants hired on or after January 1, 2014, shall be vested in accordance with the following schedule:

Years of Service	Vested Percentage
Less than 2 years	0%
2 years or more	100%

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For purposes of this Section 4.3, Years of Service for vesting purposes shall be determined in accordance with the provisions of the Qualified Plan. A Participant hired on or after January 1, 2014, who fails to complete at least 2 years of service shall forfeit the right to receive any unvested Supplemental Matching Contributions previously credited to his Supplemental Account. The Employer may use forfeitures to off-set future Supplemental Matching Contributions or any other purpose that does not violate the terms governing the Trust.

Supplemental Matching Contributions may be made by the Employer concurrently with payments to the Trustee of the Participant’s Supplemental Elective Deferral Contributions under Section 4.2; provided, however, such Supplemental Matching Contributions shall be made no later than the time prescribed by law for filing the Employer’s federal income tax return (including extensions) for the taxable year with respect to which the Supplemental Matching Contributions are made. Supplemental Matching Contributions may be made in the form of cash or Common Stock, or a combination thereof.

Section 4.4. Withholding. Any withholding of taxes or other amounts required by federal, state, local, or other law shall be withheld from the Participant’s non-deferred Compensation to the maximum extent possible. Any remaining amount shall reduce the amount credited to the Participant’s Supplemental Account.

Section 4.5. Investments, Allocation to Participant Supplemental Accounts.

(a)

All amounts contributed to the Plan by the Participants and the Employers shall be invested by the Trustee primarily in Common Stock. The purchase price of shares of Common Stock purchased on the open market for Participants in the Plan will be the actual price paid for all such shares purchased. When the Trustee acquires shares of Common Stock directly from the Employer, the purchase price of such shares will be either (a) the price of the Common Stock prevailing on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934, or (b) if the Common Stock is not traded on such a national securities exchange, a price not less favorable to the Plan than the offering price for the Common Stock as established by the current bid and asked prices quoted by persons independent of the Employer and of any party in interest.

(b)

In the event Huntington Bancshares Incorporated or any Participant is, or will be, prohibited from investing or trading in Common Stock under applicable State or Federal security laws, the Trustee, at the direction of the Plan Administrator, may (i) keep amounts contributed to the Plan that are subject to the prohibition on investing or trading in Common Stock (including any cash dividends on Common Stock that are subject to the prohibition) either in cash (which includes both interest bearing deposit accounts or money market funds) or alternative investment funds that do not include Common Stock, or (ii) appoint an independent agent for the Plan to purchase shares of Common Stock on behalf of the Plan during such periods, to the extent permitted under State or Federal security laws. The alternative investment funds shall be selected by the Company.

(c)

The assets of the Trust Fund shall be held by the Trustee in the name of the Trust in a commingled fund. As contributions by and for Participants are received by the Trustee, it shall purchase for the Trust, or cause to be purchased for the Trust, the number of whole shares of Common Stock, or, if required under part (b) above, the amount of cash or alternative investments, which may be purchased with the amount of such contributions. When purchased, the Trustee shall allocate to the Supplemental Accounts of each Participant, as applicable, the number of shares of Common Stock, any fractional shares, the amount of cash, and the amount of any alternative investments, equal in value to the amount of the contribution made by and for such Participant which was applied toward the purchase of such shares, cash, or alternative investments. Stock Rights, if any, and any Common Stock received with respect to Common Stock, shall be allocated to the Supplemental Accounts of Participants in proportion to the shares of Common Stock allocated to each Supplemental Account.

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(d)

The Trustee may, in its sole discretion, maintain in cash from the contributions by and for the Participants such amount as it deems necessary for the operation and administration of the Trust, to provide for payment of fractional shares of Participants and such other purposes as may be necessary. Cash maintained for this purpose shall be kept to a minimum consistent with the duties and obligations of the Trustee, and shall not be required to be invested at interest. The Trustee shall maintain separate “Cash Accounts” for each Participant which shall reflect his share of such cash allocated to his Supplemental Account in the Plan.

Section 4.6. Section 409A of the Code and Contributions. Effective January 1, 2006 each Participant will immediately report to the Plan Administrator any change in his elective deferral amount pursuant to the Qualified Plan. The Plan Administrator will independently monitor Participant elective deferrals in the Qualified Plan as well as any other plan subject to Section 402(g) of the Code. If a Participant changes an elective deferral percentage, including an election to add catch-up contributions after December 31 of the prior Plan Year, such election for purposes of this Plan will be ignored. This Plan will be administered in accordance with the most recent elections on file with the Plan Administrator as of December 31 of the preceding year for the current year. The Plan Administrator will determine operation of this Plan pursuant to a Participant’s initial Qualified Plan deferral election. Any Supplemental Matching Contributions pursuant to this Plan are limited to deferral amounts paid to this Plan.

ARTICLE 5

PAYMENT OF BENEFITS

Section 5.1. Benefit Payments to Participants. Each Participant shall receive payment of the vested portion of his Supplemental Account after termination of his employment with Huntington Bancshares Incorporated, and all affiliates of Huntington Bancshares Incorporated (“Termination”). For purposes of this Plan, “Termination” shall be interpreted in a manner consistent with the definition of “separation from service” under Section 409A of the Code. Such payment shall be made in a lump sum as soon as practicable after the date that is six months after the date of Termination.

Section 5.2. Death Benefits. Upon the death of a Participant, the balance of his Supplemental Account, if any, shall be paid to the beneficiary or beneficiaries designated by the Participant. Such death benefit shall be paid in a lump sum to the beneficiary or beneficiaries within a reasonable time after the Participant’s death.

Each Participant may name a Beneficiary or Beneficiaries on a form provided by the Company. If there is no designated beneficiary surviving at a Participant’s death, payment of the Participant’s Supplemental Account shall be made to his estate. A Participant may designate a new Beneficiary or Beneficiaries at any time by filing with the Company a written request for such change on a form prescribed by it. Neither the Trustee, the Company, nor the Employer shall be liable by reason of any payment of the Participant’s Supplemental Account made before receipt of such form designating a new beneficiary or beneficiaries.

Section 5.3. Withholding for Taxes. To the extent required by law when payment is made, an Employer shall withhold from the payments made hereunder any taxes required by the federal or any state or local government.

ARTICLE 6

TRUST

Section 6.1. Establishment of the Trust. In order to provide assets from which to fulfill its obligations to the Participants and their Beneficiaries under the Plan, the Company has established or may establish a rabbi trust in accordance with Revenue Procedure 92-64, to which the Company may, in its discretion, contribute cash or Common Stock, to provide for the benefit payments under the Plan (the “Trust”).

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Section 6.2. Relationship Between the Plan and the Trust. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

Section 6.3. Distributions from the Trust. Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under this Plan.

ARTICLE 7

ADMINISTRATION OF THE PLAN

Section 7.1. Administration by the Company. The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

Section 7.2. General Powers of Administration. All provisions set forth in the Qualified Plan with respect to the administrative powers and duties of Huntington Bancshares Incorporated, when relevant, including the appointment of a committee to act as the agent of the Company in performing these duties, shall apply to this Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by Huntington Bancshares Incorporated with respect to the Plan. The Trustee is specifically authorized to adopt unit accounting so that the administration of this Plan can be done on the basis of daily valuations.

ARTICLE 8

CLAIMS PROCEDURES

Section 8.1. Claim. Claims for benefits under the Plan shall be made in writing to the Company. The Plan Administrator shall establish rules and procedures to be followed by Participants and Beneficiaries in filing claims for benefits, and for furnishing and verifying proof necessary to establish the right to benefits in accordance with the Plan, consistent with the remainder of this Article.

Section 8.2. Review of Claim. The Company shall review all claims for benefits. Upon receipt by the Company of such a claim, it shall determine all facts that are necessary to establish the right of the claimant to benefits under the provisions of the Plan and the amount thereof as herein provided within 90 days of receipt of such claim. If prior to the expiration of the initial 90 day period, the Company determines additional time is needed to come to a determination on the claim, the Company shall provide written notice to the Participant, Beneficiary or other claimant of the need for the extension, not to exceed a total of 180 days from the date the application was received. If the Company fails to notify the claimant in writing of the denial of the claim within 90 days after the Company receives it, the claim shall be deemed denied.

Section 8.3. Notice of Denial of Claim. If the Company wholly or partially denies a claim for benefits, the Company shall, within a reasonable period of time, but no later than 90 days after receiving the claim (unless extended as noted above), notify the claimant in writing of the denial of the claim. Such notification shall be written in a manner reasonably expected to be understood by such claimant and shall in all respects comply with the requirements of ERISA, including but not limited to inclusion of the following:

a)	the specific reason or reasons for denial of the claim;

b)	a specific reference to the pertinent Plan provisions upon which the denial is based;

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c)	a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

d)	an explanation of the Plan’s review procedure.

Section 8.4. Reconsideration of Denied Claim. Within 60 days of the receipt by the claimant of the written notice of denial of the claim, or within 60 days after the claim is deemed denied as set forth above, if applicable, the claimant or duly authorized representative may file a written request with the Committee that it conduct a full and fair review of the denial of the claimant’s claim for benefits. If the claimant or duly authorized representative fails to request such a reconsideration within such 60 day period, it shall be conclusively determined for all purposes of the Plan that the denial of such claim by the Committee is correct. In connection with the claimant’s appeal of the denial of his or her benefit, the claimant may review pertinent documents and may submit issues and comments in writing.

The Committee shall render a decision on the claim appeal promptly, but not later than 60 days after receiving the claimant’s request for review, unless, in the discretion of the Committee, special circumstances require an extension of time for processing, in which case the 60-day period may be extended to 120 days. The Committee shall notify the claimant in writing of any such extension. The notice of decision upon review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions upon which the decision is based. If the decision on review is not furnished within the time period set forth above, the claim shall be deemed denied on review.

If such determination is favorable to the claimant, it shall be binding and conclusive. If such determination is adverse to such claimant, it shall be binding and conclusive unless the claimant or his duly authorized representative notifies the Committee within 90 days after the mailing or delivery to the claimant by the Committee of its determination that claimant intends to institute legal proceedings challenging the determination of the Committee and actually institutes such legal proceedings within 180 days after such mailing or delivery.

ARTICLE 9

MISCELLANEOUS

Section 9.1. Amendment or Termination. Huntington Bancshares Incorporated reserves the right at any time to amend or terminate this Plan and each Employer reserves the right to terminate its participation therein; provided that no such amendment or termination shall have the effect of giving any Employer any right or interest in, or of revoking or diminishing the rights and interest of any Participant in, the funds then held by the Trustee. In the event this Plan is terminated, all Participants and Beneficiaries shall receive distribution of their Supplemental Accounts in accordance with the procedures set forth under Section 409A of the Code.

Section 9.2. No Contract of Employment. Nothing in the Plan shall be deemed or construed to impair or affect in any manner whatsoever, the right of the Employers, in their discretion, to hire Employees and, with or without cause, to discharge or terminate the service of Employees or Participants.

Section 9.3. Unfunded Plan. The Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly-compensated employees” within the meaning of Sections 201, 301 and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Nothing contained in the Plan shall constitute a guaranty by the Company or any other Employer or any other entity or person that the assets of the Company or any other Employer shall be sufficient to pay any benefit hereunder.

Huntington Bancshares Incorporated Notice of the Annual Meeting and 2018 Proxy Statement	B-7

Appendix B

Section 9.4 Unsecured General Creditor. Participants and Beneficiaries shall be unsecured general creditors, with no secured or preferential right to any assets of the Company, any other Employer, or any other party for payment of benefits under the Plan. Any life insurance policies, annuity contracts or other property purchased by the Employer in connection with the Plan shall remain its general, unpledged and unrestricted assets. Obligations of the Company and each other Employer under the Plan shall be an unfunded and unsecured promise to pay money in the future.

Section 9.5 Anti-alienation of Benefits. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof or rights to, which are expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.

Section 9.6. Payment in Event of Incapacity. If any person entitled to any payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Company, upon receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him.

Section 9.7. Headings. The headings and subheadings in this Plan have been inserted for convenience and reference only and are to be ignored in any construction of the provisions hereof.

Section 9.8 Indemnification. The Company shall indemnify and hold harmless any Employee to whom the duties of the Company may be delegated, and the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by any such Employee or the Plan Administrator.

Section 9.9 Employer Information. To enable the Company, Committee, and the Compensation Committee to perform their functions, each Employer shall supply fully and timely information to the Company, Committee, or Compensation Committee, as the case may be, on all matters relating to the Plan, the Trust, Participants, and Beneficiaries, and such other pertinent information as reasonably requested.

Section 9.10 Successors. The provisions of the Plan shall bind and inure to the benefit of the Employers and their successors and assigns. The term successors as used herein shall include any corporate or other business entity that shall, whether by merger, consolidation, purchase, or otherwise, acquire all or substantially all of the business and assets of an Employer, and successors of any such corporation or other business entity.

Section 9.11 Tax Compliance. It is intended that the Plan comply with the provisions of Section 409A of the Code, so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise actually be paid or made available to Participants or Beneficiaries. This Plan shall be construed, administered, and governed in a manner that affects such intent, and no Participant, Beneficiary, or the Plan Administrator shall take any action that would be inconsistent with such intent.

Although the Plan Administrator shall use its best efforts to avoid the imposition of taxation, interest and penalties under Section 409A of the Code, the tax treatment of deferrals under this Plan is not warranted or guaranteed. Neither the Company, any Employer, the Plan Administrator, nor any designee shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant, Beneficiary or other taxpayer as a result of the Plan.

B-8	Huntington Bancshares Incorporated Notice of the Annual Meeting and 2018 Proxy Statement

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 19, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBAN to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 11, 2018, to facilitate timely delivery.

Proxy – Huntington Bancshares Incorporated

The 2018 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Lizabeth Ardisana	02 - Ann B. Crane	03 - Robert S. Cubbin	04 - Steven G. Elliott
	05 - Gina D. France	06 - J. Michael Hochschwender	07 - Chris Inglis	08 - Peter J. Kight
	09 - Richard W. Neu	10 - David L. Porteous	11 - Kathleen H. Ransier	12 - Stephen D. Steinour

2.	Approval of the 2018 Long-Term Incentive Plan.

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan.

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.

5.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the proxy statement.

6.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/HBAN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 11, 2018. 02RPVC

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 19, 2018.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Gina D. France, 06 – J. Michael Hochschwender,

07 – Chris Inglis, 08 – Peter J. Kight, 09 – Richard W. Neu,

10 – David L. Porteous, 11 – Kathleen H. Ransier, 12 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐12 - ☐

☐ FOR all nominees	☐ WITHHOLD vote from all nominees

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2018 Long-Term Incentive Plan.	☐	☐	☐	3. Approval of the Supplemental Stock Purchase and Tax Savings Plan.	☐	☐	☐
4. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.	☐	☐	☐	5. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
6. Any other business that properly comes before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon and date. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or in any other representative capacity, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy Solicited by the Board of Directors for Annual Meeting — April 19, 2018

The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), hereby appoints Kenneth K. Bellaire, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director and FOR proposals 2 – 5.

IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR APPROVAL OF THE 2018 LONG-TERM INCENTIVE PLAN; FOR APPROVAL OF THE SUPPLEMENTAL STOCK PURCHASE AND TAX SAVINGS PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018; AND FOR THE ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

C	Non-Voting Items

Change of Address — Please print new address below.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 19, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBAN to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 11, 2018, to facilitate timely delivery.

02RPXC

Huntington Investment and Tax Savings Plan

The 2018 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Lizabeth Ardisana	02 - Ann B. Crane	03 - Robert S. Cubbin	04 - Steven G. Elliott
	05 - Gina D. France	06 - J. Michael Hochschwender	07 - Chris Inglis	08 - Peter J. Kight
	09 - Richard W. Neu	10 - David L. Porteous	11 - Kathleen H. Ransier	12 - Stephen D. Steinour

2.	Approval of the 2018 Long-Term Incentive Plan.

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan.

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.

5.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the proxy statement.

6.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/HBAN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 11, 2018.

02RPXC

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 17, 2018.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Gina D. France, 06 – J. Michael Hochschwender,

07 – Chris Inglis, 08 – Peter J. Kight, 09 – Richard W. Neu,

10 – David L. Porteous, 11 – Kathleen H. Ransier, 12 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐12 - ☐

☐ FOR all nominees		☐ WITHHOLD vote from all nominees

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2018 Long-Term Incentive Plan.	☐	☐	☐	3. Approval of the Supplemental Stock Purchase and Tax Savings Plan.	☐	☐	☐
4. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.	☐	☐	☐	5. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
6. Any other business that properly comes before the meeting.

B	Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Instruction Card to Plan Trustee

Huntington Bancshares Annual Meeting — April 19, 2018

The undersigned participant in the Huntington Investment and Tax Savings Plan (the “Plan”) hereby instructs Fidelity Management Trust Company, as the Trustee of the Plan, to appoint Kenneth K. Bellaire, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Bancshares Incorporated Annual Meeting of Shareholders to be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting pursuant to the Plan and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director and FOR proposals 2 – 5.

IF NO DIRECTION IS MADE, THE TRUSTEE OF THE PLAN WILL VOTE THE PARTICIPANT’S SHARES IN THE SAME PROPORTION ON EACH PROPOSAL AS IT VOTES THOSE SHARES CREDITED TO PARTICIPANTS’ ACCOUNTS FOR WHICH IT HAS RECEIVED VOTING DIRECTIONS.

C	Non-Voting Items

Change of Address — Please print new address below.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 19, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBAN to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 11, 2018, to facilitate timely delivery.

FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan

The 2018 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Lizabeth Ardisana	02 - Ann B. Crane	03 - Robert S. Cubbin	04 - Steven G. Elliott
	05 - Gina D. France	06 - J. Michael Hochschwender	07 - Chris Inglis	08 - Peter J. Kight
	09 - Richard W. Neu	10 - David L. Porteous	11 - Kathleen H. Ransier	12 - Stephen D. Steinour

2.	Approval of the 2018 Long-Term Incentive Plan.

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan.

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.

5.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the proxy statement.

6.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/HBAN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 11, 2018.

02RPZC

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 17, 2018.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Gina D. France, 06 – J. Michael Hochschwender,

07 – Chris Inglis, 08 – Peter J. Kight, 09 – Richard W. Neu,

10 – David L. Porteous, 11 – Kathleen H. Ransier, 12 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐12 - ☐

☐ FOR all nominees		☐ WITHHOLD vote from all nominees

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2018 Long-Term Incentive Plan.	☐	☐	☐	3. Approval of the Supplemental Stock Purchase and Tax Savings Plan.	☐	☐	☐
4. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.	☐	☐	☐	5. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
6. Any other business that properly comes before the meeting.

B	Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Instruction Card to Plan Trustee

Huntington Bancshares Incorporated Annual Meeting — April 19, 2018

The undersigned participant in the FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan (the “Plan”) hereby instructs The Huntington National Bank, as the Trustee of the Plan, to appoint Kenneth K. Bellaire, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Bancshares Incorporated Annual Meeting of Shareholders to be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting pursuant to the Plan and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director and FOR proposals 2 – 5.

IF NO DIRECTION IS MADE, THE TRUSTEE OF THE PLAN WILL VOTE THE PARTICIPANT’S SHARES AS DIRECTED BY THE PLAN’S ADMINISTRATIVE COMMITTEE IN ACCORDANCE WITH THE TERMS OF THE PLAN.

C	Non-Voting Items

Change of Address — Please print new address below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 – 5.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Gina D. France, 06 – J. Michael Hochschwender,

07 – Chris Inglis, 08 – Peter J. Kight, 09 – Richard W. Neu,

10 – David L. Porteous, 11 – Kathleen H. Ransier, 12 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐12 - ☐

☐ FOR all nominees		☐ WITHHOLD vote from all nominees

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2018 Long-Term Incentive Plan.	☐	☐	☐	3. Approval of the Supplemental Stock Purchase and Tax Savings Plan.	☐	☐	☐
4. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018.	☐	☐	☐	5. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
6. Any other business that properly comes before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon and date. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or in any other representative capacity, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy Solicited by the Board of Directors for Annual Meeting — April 19, 2018

The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), hereby appoints Kenneth K. Bellaire, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Thursday, April 19, 2018, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director and FOR proposals 2 – 5.

IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR APPROVAL OF THE 2018 LONG-TERM INCENTIVE PLAN; FOR APPROVAL OF THE SUPPLEMENTAL STOCK PURCHASE AND TAX SAVINGS PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018; AND FOR THE ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.